UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.16

ANNUAL REPORT

AB LONG/SHORT

MULTI-MANAGER FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 25, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Long/Short Multi-Manager Fund (the “Fund”) for the annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

AB LONG/SHORT MULTI-MANAGER FUND •	1

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its team and its investment strategies that it will employ for the Fund through analysis of, among other criteria, the prior investment returns of similar investment strategies (if any), portfolio exposures, current assets under management and strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement the Fund’s Long/Short Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may also invest in fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging markets and securities denominated in a currency other than the US dollar. The level of the Fund’s exposure to US and international markets will vary over time based on the outlook of the Adviser and the individual Sub-Advisers. The Fund may from time to time invest a majority of its net assets in securities of foreign issuers, including securities of issuers in emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to

2	• AB LONG/SHORT MULTI-MANAGER FUND

market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Sub-Advisers may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 10 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Hedge Funds Research (“HFRX”) Equity

Hedge Index, for the six- and 12- month periods ended May 31, 2016. For the six-month period, all share classes of the Fund underperformed the primary benchmark; for the 12-month period, most share classes outperformed; Class C and R shares underperformed, before sales charges. All share classes outperformed the HFRX Equity Hedge Index for both periods. As of May 31, 2016, the Fund was managed by five Long/Short Equity Sub-Advisers.

Over both periods, Sub-Adviser performance was mixed; two Sub-Advisers generated positive returns while three Sub-Advisers generated negative returns. The Fund’s short-only Sub-Adviser was the top performer for both periods, benefiting strongly from investments related to negative outlooks on both China and the energy sector, and delivered strong performance through stock selection over both periods. Broadly, Sub-Adviser performance was hurt most by exposures within the financials, materials and consumer discretionary sectors, during both periods.

The Fund utilized derivatives in the form of forwards for hedging purposes, and total return swaps and purchased options for hedging and investment purposes. Forwards and total return swaps detracted from performance for the six-month period, and added for the 12-month period; purchased options detracted for both periods, on an absolute basis.

AB LONG/SHORT MULTI-MANAGER FUND •	3

Market Review and Investment Strategy

The 12-month period was a roller-coaster period for global equity markets. The MSCI World Index finished the period down 3.96%, while the S&P 500 Index returned a positive 1.72%. After several years of relatively low volatility, larger swings in the markets started to return during the summer of 2015. Macro events including market conditions in China, the direction of oil prices and central bank policy adjustments, among others, were the largest contributing factors to market volatility during the 12-month period; the six-month period was affected by many of these macro events as well.

While some of the Fund’s Sub-Advisers had more issues than others navigating these challenging markets, the Fund’s commitment to diversification among Sub-Advisers was rewarded. This was evidenced by the Fund’s strong outperformance of the HFRX Equity Hedge Index over both periods.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

4	• AB LONG/SHORT MULTI-MANAGER FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the HFRX Equity Hedge Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The HFRX Equity Hedge Index measures the performance of funds which maintain at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that the Fund’s Long/Short Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement investment strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk: It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, because the Fund’s assets are invested through Sub-Advisers that implement the Fund’s Long/Short Strategy and may be committed to relatively few different investment techniques, the Fund may achieve less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

payments. High-yield securities have speculative elements or are predominately speculative credit risks.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price

AB LONG/SHORT MULTI-MANAGER FUND •	7

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold (or being sold short) by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB LONG/SHORT MULTI-MANAGER FUND •	9

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Long/Short Multi-Manager Fund
Class A	-2.39%	-3.79%

Class C	-2.61%	-4.38%

Advisor Class*	-2.19%	-3.49%

Class R*	-2.49%	-3.99%

Class K*	-2.39%	-3.79%

Class I*	-2.19%	-3.49%

Class Z*	-2.28%	-3.59%

Primary Benchmark: MSCI World Index (net)	0.01%	-3.96%

HFRX Equity Hedge Index	-3.56%	-7.75%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/30/14* TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Long/Short Multi-Manager Fund Class A shares (from 9/30/14* to 5/31/16) as compared to the performance of the Fund’s primary and secondary benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/30/2014.

See Disclosures, Risks and Note about Historical Performance on pages 5-9.

(Historical Performance continued on next page)

10	• AB LONG/SHORT MULTI-MANAGER FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.79%	-7.92%
Since Inception*	0.50%	-2.07%

Class C Shares
1 Year	-4.38%	-5.32%
Since Inception*	-0.16%	-0.16%

Advisor Class Shares†
1 Year	-3.49%	-3.49%
Since Inception*	0.80%	0.80%

Class R Shares†
1 Year	-3.99%	-3.99%
Since Inception*	0.26%	0.26%

Class K Shares†
1 Year	-3.79%	-3.79%
Since Inception*	0.50%	0.50%

Class I Shares†
1 Year	-3.49%	-3.49%
Since Inception*	0.80%	0.80%

Class Z Shares†
1 Year	-3.59%	-3.59%
Since Inception*	0.74%	0.74%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 6.65%, 7.62%, 6.46%, 6.99%, 6.73%, 6.44% and 6.38% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/30/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-9.

(Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	11

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-7.94%
Since Inception*	-2.65%

Class C Shares
1 Year	-5.59%
Since Inception*	-0.97%

Advisor Class Shares†
1 Year	-3.65%
Since Inception*	0.01%

Class R Shares†
1 Year	-4.15%
Since Inception*	-0.51%

Class K Shares†
1 Year	-3.85%
Since Inception*	-0.22%

Class I Shares†
1 Year	-3.65%
Since Inception*	0.01%

Class Z Shares†
1 Year	-3.65%
Since Inception*	0.01%

*	Inception date: 9/30/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-9.

12	• AB LONG/SHORT MULTI-MANAGER FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$976.10	$15.76	3.19%
Hypothetical**	$1,000	$1,009.05	$16.02	3.19%
Class C
Actual	$1,000	$973.90	$19.49	3.95%
Hypothetical**	$1,000	$1,005.25	$19.80	3.95%
Advisor Class
Actual	$1,000	$978.10	$13.65	2.76%
Hypothetical**	$1,000	$1,011.20	$13.88	2.76%
Class R
Actual	$1,000	$975.10	$16.20	3.28%
Hypothetical**	$1,000	$1,008.60	$16.47	3.28%
Class K
Actual	$1,000	$976.10	$15.02	3.04%
Hypothetical**	$1,000	$1,009.80	$15.27	3.04%
Class I
Actual	$1,000	$978.10	$13.75	2.78%
Hypothetical**	$1,000	$1,011.10	$13.98	2.78%
Class Z
Actual	$1,000	$977.20	$14.48	2.93%
Hypothetical**	$1,000	$1,010.35	$14.73	2.93%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB LONG/SHORT MULTI-MANAGER FUND •	13

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $33.5

SUB-ADVISER ALLOCATION*

%	Sub Adviser	Strategy

22.1%	Sirios Capital Management LP	US Long/Short Mid- and Large-Cap Stocks
21.1%	Lyrical Asset Management LP	US Long/Short Large- and Mid-Cap Value Stocks
19.6%	Impala Asset Management LLC	Global Long/Short Cyclical Stocks
19.5%	Passport Capital, LLC	Global Long/Short Thematic Stocks
17.1%	Kynikos Associates LP	Global Short-Only Stocks
0.7%	Liquidity Sleeve Cash†	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Common Stocks	70.8%	-18.5%
Depository Receipts	1.2	-1.1
Mutual Funds	—	-7.5
Options Purchased – Puts	0.2	—
Real Estate Investment Trust Units	0.4	—

*	Fund holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investors’ transactions.

14	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

May 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.8%
Information Technology – 14.2%
Communications Equipment – 0.4%
ARRIS International PLC(a)	3,479	$83,844
Radware Ltd.(a)	3,168	37,953

		121,797

Electronic Equipment, Instruments & Components – 2.1%
Corning, Inc.	15,352	320,703
Flextronics International Ltd.(a)	5,281	65,749
TE Connectivity Ltd.	5,244	314,640

		701,092

Internet Software & Services – 3.4%
Facebook, Inc. – Class A(a)(b)	4,104	487,596
Rackspace Hosting, Inc.(a)	2,171	54,275
Tencent Holdings Ltd.	15,777	350,152
Yahoo!, Inc.(a)(b)	7,002	265,656

		1,157,679

IT Services – 0.9%
Computer Sciences Corp.	371	18,253
CSRA, Inc.	1,648	40,821
Western Union Co. (The) – Class W	12,591	244,895

		303,969

Semiconductors & Semiconductor Equipment – 1.8%
Broadcom Ltd.	3,229	498,428
Microsemi Corp.(a)	2,361	79,873
NVIDIA Corp.	571	26,677

		604,978

Software – 3.9%
Activision Blizzard, Inc.	3,185	125,043
Citrix Systems, Inc.(a)	443	37,620
CommVault Systems, Inc.(a)	1,042	47,182
Microsoft Corp.(b)	7,000	371,000
Oracle Corp.(b)	3,756	150,991
PTC, Inc.(a)(b)	2,142	76,555
Symantec Corp.	16,335	283,576
Take-Two Interactive Software, Inc.(a)	4,718	183,577
Verint Systems, Inc.(a)	1,186	39,126

		1,314,670

Technology Hardware, Storage & Peripherals – 1.7%
NCR Corp.(a)	3,985	123,057
Western Digital Corp.(b)	9,431	438,918

		561,975

		4,766,160

AB LONG/SHORT MULTI-MANAGER FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.3%
Auto Components – 2.1%
Goodyear Tire & Rubber Co. (The)	6,566	$183,651
Johnson Controls, Inc.	6,760	298,454
Tenneco, Inc.(a)	1,503	80,741
Visteon Corp.	1,876	140,663

		703,509

Automobiles – 0.3%
Peugeot SA(a)	5,897	92,891

Hotels, Restaurants & Leisure – 0.8%
Buffalo Wild Wings, Inc.(a)	301	43,762
Carnival Corp.(b)	1,720	82,113
McDonald’s Corp.(b)	678	82,757
Wyndham Worldwide Corp.	693	46,701

		255,333

Household Durables – 1.1%
CalAtlantic Group, Inc.	6,222	230,151
Garmin Ltd.	173	7,356
Mohawk Industries, Inc.(a)	720	141,617

		379,124

Internet & Catalog Retail – 2.6%
Amazon.com, Inc.(a)(b)	389	281,166
Liberty Interactive Corp. QVC Group – Class A(a)	10,509	283,533
Netflix, Inc.(a)	1,425	146,162
Priceline Group, Inc. (The)(a)(b)	119	150,455

		861,316

Media – 4.5%
Charter Communications, Inc. – Class A(a)	575	125,891
Comcast Corp. – Class A	5,406	342,200
Discovery Communications, Inc. – Class A(a)(b)	3,265	90,930
DISH Network Corp. – Class A(a)	7,266	362,574
JCDecaux SA	6,632	274,319
Time Warner, Inc.(b)	4,317	326,624

		1,522,538

Multiline Retail – 0.4%
Dollar Tree, Inc.(a)	1,563	141,514

Specialty Retail – 1.0%
Home Depot, Inc. (The)	1,255	165,810
Industria de Diseno Textil SA	3,860	130,408
MarineMax, Inc.(a)	2,420	41,092

		337,310

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	2,204	86,882
Moncler SpA	4,204	70,172

		157,054

		4,450,589

16	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 8.4%
Aerospace & Defense – 1.2%
Airbus Group SE	1,210	$75,293
Lockheed Martin Corp.(b)	552	130,399
Raytheon Co.(b)	1,523	197,488

		403,180

Air Freight & Logistics – 0.5%
FedEx Corp.(b)	998	164,640

Airlines – 1.0%
Delta Air Lines, Inc.	6,489	282,012
Spirit Airlines, Inc.(a)	702	30,516
Wizz Air Holdings PLC(a)(c)	1,296	36,360

		348,888

Construction & Engineering – 0.3%
AECOM(a)	2,607	83,711

Electrical Equipment – 0.9%
Eaton Corp. PLC	4,724	291,140

Industrial Conglomerates – 1.3%
Danaher Corp.	1,768	173,900
General Electric Co.(b)	8,668	262,034

		435,934

Marine – 0.4%
Kirby Corp.(a)	1,992	139,599

Road & Rail – 2.0%
Avis Budget Group, Inc.(a)	2,482	74,460
Hertz Global Holdings, Inc.(a)	10,710	103,780
Kansas City Southern	2,736	254,722
Ryder System, Inc.	1,467	102,132
Swift Transportation Co.(a)	8,949	139,425

		674,519

Trading Companies & Distributors – 0.7%
AerCap Holdings NV(a)	5,044	197,170
MRC Global, Inc.(a)	2,442	34,652

		231,822

Transportation Services – 0.1%
Europcar Groupe SA(a)(c)	3,824	39,375

		2,812,808

Health Care – 7.6%
Biotechnology – 0.4%
Gilead Sciences, Inc.(b)	1,487	129,458

Health Care Equipment & Supplies – 0.2%
Becton Dickinson and Co.(b)	494	82,226

AB LONG/SHORT MULTI-MANAGER FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.3%
Acadia Healthcare Co., Inc.(a)(b)	1,589	$93,544
Aetna, Inc.	3,502	396,531
Anthem, Inc.	2,403	317,581
HCA Holdings, Inc.(a)(b)	1,180	92,064
Universal Health Services, Inc. – Class B(b)	1,547	208,628

		1,108,348

Pharmaceuticals – 3.7%
Allergan PLC(a)	2,024	477,158
Bristol-Myers Squibb Co.(b)	4,085	292,895
Johnson & Johnson(b)	1,489	167,795
Pfizer, Inc.(b)	8,695	301,717

		1,239,565

		2,559,597

Financials – 7.1%
Banks – 2.1%
Bank of America Corp.(b)	23,793	351,899
Bank of the Ozarks, Inc.(b)	4,229	164,550
Signature Bank/New York NY(a)(b)	614	82,890
Western Alliance Bancorp(a)(b)	2,827	106,578

		705,917

Capital Markets – 1.6%
Affiliated Managers Group, Inc.(a)(b)	736	127,711
Ameriprise Financial, Inc.	2,451	249,193
Invesco Ltd.	3,476	109,146
OM Asset Management PLC	3,323	50,443

		536,493

Diversified Financial Services – 0.3%
Intercontinental Exchange, Inc.(b)	327	88,656

Insurance – 3.1%
Aflac, Inc.	5,042	350,217
AmTrust Financial Services, Inc.	3,679	97,567
Assurant, Inc.	1,691	147,777
Lincoln National Corp.	5,175	237,274
Willis Towers Watson PLC	1,663	212,897

		1,045,732

		2,376,798

Materials – 6.9%
Chemicals – 3.4%
Celanese Corp. – Series A	3,696	260,494
CF Industries Holdings, Inc.(b)	9,701	268,330
Eastman Chemical Co.	1,758	128,967
Sherwin-Williams Co. (The)(b)	1,695	493,397

		1,151,188

Construction Materials – 0.2%
Buzzi Unicem SpA	2,346	46,659

18	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(a)	3,932	$74,315

Metals & Mining – 2.3%
Boliden AB	2,855	50,559
Freeport-McMoRan, Inc.(b)	11,566	128,152
Impala Platinum Holdings Ltd.(a)	11,108	31,770
Newmont Mining Corp.	4,520	146,493
Silver Wheaton Corp.	6,126	114,066
Teck Resources Ltd. – Class B	22,437	216,068
United States Steel Corp.	6,206	89,801

		776,909

Paper & Forest Products – 0.8%
Canfor Corp.(a)	14,814	177,359
West Fraser Timber Co., Ltd.	2,719	92,890

		270,249

		2,319,320

Consumer Staples – 6.1%
Beverages – 3.0%
Coca-Cola Co. (The)	2,778	123,899
Constellation Brands, Inc. – Class A(b)	3,061	468,792
Molson Coors Brewing Co. – Class B(b)	1,851	183,582
Monster Beverage Corp.(a)	1,574	236,100

		1,012,373

Consumer Products – 0.9%
Alphabet, Inc. – Class A(a)(b)	377	282,317

Food & Staples Retailing – 0.3%
Costco Wholesale Corp.	631	93,874

Food Products – 1.3%
JM Smucker Co. (The)	421	54,372
Kraft Heinz Co. (The)	1,644	136,765
Mondelez International, Inc. – Class A	2,987	132,892
WhiteWave Foods Co. (The)(a)	2,584	115,375

		439,404

Tobacco – 0.6%
British American Tobacco PLC	3,290	200,138

		2,028,106

Energy – 5.4%
Energy Equipment & Services – 0.8%
Halliburton Co.	1,553	65,505
National Oilwell Varco, Inc.	4,486	147,814
Schlumberger Ltd.	873	66,610

		279,929

Oil, Gas & Consumable Fuels – 4.6%
Apache Corp.(b)	1,318	75,310
Concho Resources, Inc.(a)	1,275	154,708

AB LONG/SHORT MULTI-MANAGER FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Continental Resources, Inc./OK(a)	6,515	$274,021
Devon Energy Corp.	578	20,860
EOG Resources, Inc.	3,127	254,413
Hess Corp.	1,076	64,485
Murphy Oil Corp.	2,334	72,144
Newfield Exploration Co.(a)	3,628	147,914
Occidental Petroleum Corp.	3,145	237,259
Suncor Energy, Inc. (New York)	8,660	239,449

		1,540,563

		1,820,492

Utilities – 1.0%
Multi-Utilities – 1.0%
Sempra Energy(b)	3,096	331,644

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.4%
Cellnex Telecom SAU(a)(c)	3,315	53,461
Sunrise Communications Group AG(a)(c)	1,227	73,708

		127,169

Wireless Telecommunication Services – 0.4%
China Mobile Ltd.	11,191	127,570

		254,739

Total Common Stocks (cost $23,271,440)		23,720,253

DEPOSITORY RECEIPTS – 1.2%
Information Technology – 0.8%
Semiconductors & Semiconductor Equipment – 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	10,880	268,953

Materials – 0.4%
Metals & Mining – 0.4%
AngloGold Ashanti Ltd. (Sponsored ADR)(a)	3,901	52,391
Rio Tinto PLC (Sponsored ADR)	3,382	94,831

		147,222

Total Depository Receipts (cost $428,703)		416,175

REAL ESTATE INVESTMENT TRUST UNITS – 0.4%
Financials – 0.4%
Real Estate Investment Trusts (REITs) – 0.4%
National Retail Properties, Inc.	1,395	63,235
Public Storage	234	59,368

Total Real Estate Investment Trust Units (cost $128,033)		122,603

20	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.2%
Options on Equities – 0.2%
Alibaba Group Holding Ltd. Expiration: Jun 2016, Exercise Price: $ 80.00(a)(d)	4	$445
Bank of the Ozarks, Inc. Expiration: Jun 2016, Exercise Price: $ 35.00(a)(d)	9	203
Bank of the Ozarks, Inc. Expiration: Aug 2016, Exercise Price: $ 35.00(a)(d)	7	892
BofI Holding, Inc. Expiration: Jun 2016, Exercise Price: $ 17.50(a)(d)	13	568
BofI Holding, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(a)(d)	7	1,249
BofI Holding, Inc. Expiration: Jul 2016, Exercise Price: $ 17.50(a)(d)	8	750
BofI Holding, Inc. Expiration: Jul 2016, Exercise Price: $ 20.00(a)(d)	6	1,347
CarMax, Inc. Expiration: Jul 2016, Exercise Price: $ 50.00(a)(d)	7	879
Caterpillar, Inc. Expiration: Jun 2016, Exercise Price: $ 67.50(a)(d)	12	263
Cheniere Energy, Inc. Expiration: Jun 2016, Exercise Price: $ 32.50(a)(d)	18	2,466
Cheniere Energy, Inc. Expiration: Sep 2016, Exercise Price: $ 30.00(a)(d)	20	4,404
Chesapeake Energy Corp. Expiration: Jun 2016, Exercise Price: $ 6.00(a)(d)	20	3,272
Continental Resources, Inc./OK Expiration: Jun 2016, Exercise Price: $ 38.00(a)(d)	7	329
Credit Acceptance Corp. Expiration: Jun 2016, Exercise Price: $ 185.00(a)(d)	1	565
Credit Acceptance Corp. Expiration: Jun 2016, Exercise Price: $ 200.00(a)(d)	1	1,594
Diamond Resorts International, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(a)(d)	8	494
Diamond Resorts International, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(a)(d)	8	1,253
Diamond Resorts International, Inc. Expiration: Aug 2016, Exercise Price: $ 22.50(a)(d)	9	3,060
Envision Healthcare Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(a)(d)	11	67
Envision Healthcare Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(a)(d)	21	439
Five Below, Inc. Expiration: Jun 2016, Exercise Price: $ 38.00(a)(d)	7	349
Five Below, Inc. Expiration: Jun 2016, Exercise Price: $ 41.00(a)(d)	8	1,121
Fortescue Metals Group Ltd. Expiration: Aug 2016, Exercise Price: AUD 2.80(a)(d)	110	2,091
Franklin Resources, Inc. Expiration: Jun 2016, Exercise Price: $ 35.00(a)(d)	15	245

AB LONG/SHORT MULTI-MANAGER FUND •	21

Portfolio of Investments

Company	Contracts	U.S. $ Value

Freeport McMoran, Inc. Expiration: Jun 2016, Exercise Price: $ 10.00(a)(d)	41	$1,037
Freeport McMoran, Inc. Expiration: Jun 2016, Exercise Price: $ 12.00(a)(d)	33	4,026
Glencore PLC Expiration: Jun 2016, Exercise Price: GBP 1.30(a)(e)	14,745	1,111
Glencore PLC Expiration: Jun 2016, Exercise Price: GBP 1.35(a)(e)	13,789	1,578
GNC Holdings, Inc. Expiration: Sep 2016, Exercise Price: $ 25.00(a)(d)	8	1,774
GrubHub, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(a)(d)	6	91
GrubHub, Inc. Expiration: Jun 2016, Exercise Price: $ 27.50(a)(d)	7	1,567
Hewlett Packard Co. Expiration: Jun 2016, Exercise Price: $ 12.00(a)(d)	34	78
Horizon Pharma PLC Expiration: Aug 2016, Exercise Price: $ 14.00(a)(d)	4	391
HP, Inc. Expiration: Aug 2016, Exercise Price: $ 12.00(a)(d)	50	1,280
Kingsoft Corp., Ltd. Expiration: Jun 2016, Exercise Price: HKD 14.00(a)(e)	17,000	694
Kingsoft Corp., Ltd. Expiration: Jun 2016, Exercise Price: HKD 16.50(a)(e)	10,000	2,364
Lenovo Group Ltd. Expiration: Jul 2016, Exercise Price: HKD 5.00(a)(e)	56,000	3,906
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 60.00(a)(d)	10	826
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 62.50(a)(d)	2	307
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 67.50(a)(d)	4	1,616
Mallinckrodt PLC Expiration: Jun 2016, Exercise Price: $ 55.00(a)(d)	4	241
Mallinckrodt PLC Expiration: Jul 2016, Exercise Price: $ 60.00(a)(d)	7	2,439
Mobileye NV Expiration: Jun 2016, Exercise Price: $ 35.00(a)(d)	10	408
Mobileye NV Expiration: Jun 2016, Exercise Price: $ 40.00(a)(d)	9	2,385
Netflix, Inc. Expiration: Jul 2016, Exercise Price: $ 90.00(a)(d)	6	899
Netflix, Inc. Expiration: Jul 2016, Exercise Price: $ 95.00(a)(d)	3	788
Santander Consumer USA Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 12.00(a)(d)	19	486
Santander Consumer USA Holdings, Inc. Expiration: Jul 2016, Exercise Price: $ 13.00(a)(d)	13	1,331

22	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Contracts	U.S. $ Value

Signet Jewelers Ltd. Expiration: Jun 2016, Exercise Price: $ 100.00(a)(d)	4	$1,368
Signet Jewelers Ltd. Expiration: Jun 2016, Exercise Price: $ 110.00(a)(d)	3	3,448
SolarCity Corp. Expiration: Jun 2016, Exercise Price: $ 17.00(a)(d)	35	525
Sotheby’s Expiration: Jul 2016, Exercise Price: $ 27.00(a)(d)	11	641
Sotheby’s Expiration: Jul 2016, Exercise Price: $ 29.00(a)(d)	8	946
Southwestern Energy Co. Expiration: Jun 2016, Exercise Price: $ 12.00(a)(d)	17	401
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 17.50(a)(d)	15	75
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 20.00(a)(d)	15	413
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 22.50(a)(d)	8	827
Sunrun, Inc. Expiration: Jun 2016, Exercise Price: $ 7.50(a)(d)	9	1,063
Teck Resources Ltd. Expiration: Jun 2016, Exercise Price: $ 11.00(a)(d)	17	2,732
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 200.00(a)(d)	1	87
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 205.00(a)(d)	2	284
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 210.00(a)(d)	3	680
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 215.00(a)(d)	2	704
Valeant Pharmaceuticals International, Inc. Expiration: Jun 2016, Exercise Price: $ 27.50(a)(d)	4	735
Valeant Pharmaceuticals International, Inc. Expiration: Jul 2016, Exercise Price: $ 35.00(a)(d)	3	2,380
Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(a)(d)	19	135
Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 25.00(a)(d)	29	789
Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 30.00(a)(d)	6	1,319

Total Options Purchased – Puts (premiums paid $ 150,034)		79,520

AB LONG/SHORT MULTI-MANAGER FUND •	23

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 15.9%
Investment Companies – 15.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(f)(g) (cost $5,306,620)	5,306,620	$5,306,620

Total Investments Before Securities Sold Short – 88.5% (cost $29,284,830)		29,645,171

SECURITIES SOLD SHORT – (27.1)%
COMMON STOCKS – (18.5)%
Consumer Discretionary – (4.6)%
Auto Components – 0.0%
Goodyear Tire & Rubber Co. (The)	(518)	(14,489)

Automobiles – (0.5)%
Ford Motor Co.	(3,580)	(48,294)
General Motors Co.	(1,012)	(31,655)
Tesla Motors, Inc.(a)	(390)	(87,060)

		(167,009)

Distributors – (0.1)%
LKQ Corp.(a)	(758)	(25,067)

Diversified Consumer Services – (0.3)%
Grand Canyon Education, Inc.(a)	(1,002)	(41,844)
LifeLock, Inc.(a)	(2,371)	(30,989)
Sotheby’s	(848)	(25,355)

		(98,188)

Hotels, Restaurants & Leisure – (1.1)%
Carnival Corp.	(551)	(26,305)
Diamond Resorts International, Inc.(a)	(2,193)	(50,285)
Hilton Worldwide Holdings, Inc.	(7,038)	(146,250)
Marriott International, Inc./MD – Class A	(1,541)	(101,767)
McDonald’s Corp.	(211)	(25,755)
Royal Caribbean Cruises Ltd.	(341)	(26,390)

		(376,752)

Household Durables – (0.3)%
Garmin Ltd.	(837)	(35,589)
Lennar Corp. – Class A	(1,416)	(64,527)

		(100,116)

Internet & Catalog Retail – (0.3)%
Netflix, Inc.(a)	(263)	(26,976)
TripAdvisor, Inc.(a)	(722)	(48,908)
Zalando SE(a)(c)	(531)	(15,575)

		(91,459)

Media – (0.3)%
Altice NV – Class A(a)	(4,083)	(70,341)
World Wrestling Entertainment, Inc. – Class A	(2,463)	(43,275)

		(113,616)

24	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – (0.4)%
Kohl’s Corp.	(1,398)	$(50,384)
Target Corp.	(1,211)	(83,293)

		(133,677)

Specialty Retail – (0.6)%
AutoNation, Inc.(a)	(955)	(48,170)
CarMax, Inc.(a)	(812)	(43,572)
Five Below, Inc.(a)	(610)	(25,535)
GNC Holdings, Inc. – Class A	(562)	(14,640)
Signet Jewelers Ltd.	(218)	(21,575)
Williams-Sonoma, Inc.	(673)	(35,696)

		(189,188)

Textiles, Apparel & Luxury Goods – (0.7)%
Cie Financiere Richemont SA (REG)	(988)	(58,235)
lululemon athletica, Inc.(a)	(724)	(47,082)
Pandora A/S	(262)	(38,940)
Swatch Group AG (The) – Series BR	(280)	(82,370)

		(226,627)

		(1,536,188)

Industrials – (3.3)%
Aerospace & Defense – (0.4)%
Boeing Co. (The)	(983)	(124,005)

Air Freight & Logistics – (0.4)%
CH Robinson Worldwide, Inc.	(1,052)	(78,879)
United Parcel Service, Inc. – Class B	(205)	(21,134)
XPO Logistics, Inc.(a)	(1,193)	(34,907)

		(134,920)

Airlines – (0.6)%
American Airlines Group, Inc.	(1,679)	(53,577)
ANA Holdings, Inc.	(20,746)	(60,373)
Deutsche Lufthansa AG (REG)	(2,870)	(40,291)
United Continental Holdings, Inc.(a)	(889)	(40,085)

		(194,326)

Electrical Equipment – (0.1)%
Sunrun, Inc.(a)	(2,123)	(13,460)
Vestas Wind Systems A/S	(436)	(31,220)

		(44,680)

Machinery – (0.9)%
Caterpillar, Inc.	(1,601)	(116,089)
Deere & Co.	(222)	(18,268)
Flowserve Corp.	(853)	(41,055)
PACCAR, Inc.	(2,048)	(114,176)

		(289,588)

Marine – (0.1)%
AP Moeller – Maersk A/S – Class B	(19)	(24,432)

AB LONG/SHORT MULTI-MANAGER FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – (0.2)%
Norfolk Southern Corp.	(444)	$(37,322)
Saia, Inc.(a)	(1,197)	(31,206)

		(68,528)

Trading Companies & Distributors – (0.6)%
Air Lease Corp.	(1,625)	(48,831)
Fastenal Co.	(1,371)	(63,107)
Noble Group Ltd.(a)	(157,400)	(33,726)
WW Grainger, Inc.	(274)	(62,568)

		(208,232)

		(1,088,711)

Information Technology – (2.2)%
Internet Software & Services – (0.5)%
CoStar Group, Inc.(a)	(201)	(41,525)
GrubHub, Inc.(a)	(1,126)	(28,814)
MercadoLibre, Inc.	(380)	(51,870)
Zillow Group, Inc. – Class C(a)	(2,094)	(60,056)

		(182,265)

IT Services – (0.4)%
International Business Machines Corp.	(603)	(92,705)
PayPal Holdings, Inc.(a)	(828)	(31,290)

		(123,995)

Semiconductors & Semiconductor Equipment – (0.2)%
First Solar, Inc.(a)	(521)	(25,868)
Micron Technology, Inc.(a)	(4,004)	(50,931)

		(76,799)

Software – (0.6)%
Adobe Systems, Inc.(a)	(290)	(28,846)
Mobileye NV(a)	(2,951)	(112,049)
SAP SE	(901)	(72,972)

		(213,867)

Technology – (0.1)%
Hewlett Packard Enterprise Co.	(1,270)	(23,457)

Technology Hardware, Storage & Peripherals – (0.4)%
HP, Inc.	(2,157)	(28,861)
NetApp, Inc.	(1,107)	(28,262)
Stratasys Ltd.(a)	(725)	(16,544)
Western Digital Corp.	(1,023)	(47,610)

		(121,277)

		(741,660)

Financials – (2.1)%
Banks – (0.5)%
Bank of the Ozarks, Inc.	(638)	(24,825)
DBS Group Holdings Ltd.	(5,308)	(59,729)

26	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Grupo Financiero Banorte SAB de CV – Series O	(5,705)	$(29,884)
Grupo Financiero Inbursa SAB de CV – Series O	(16,030)	(26,724)
UniCredit SpA	(11,591)	(37,131)

		(178,293)

Capital Markets – (0.6)%
Affiliated Managers Group, Inc.(a)	(164)	(28,457)
Credit Suisse Group AG (REG)(a)	(2,275)	(31,326)
Deutsche Bank AG (REG)(a)	(1,015)	(18,147)
Franklin Resources, Inc.	(550)	(20,542)
Goldman Sachs Group, Inc. (The)	(394)	(62,835)
Waddell & Reed Financial, Inc. – Class A	(1,475)	(31,521)

		(192,828)

Consumer Finance – (0.2)%
Ally Financial, Inc.(a)	(1,960)	(35,162)
Credit Acceptance Corp.(a)	(147)	(27,539)

		(62,701)

Insurance – (0.6)%
CNP Assurances	(12,254)	(207,967)

Real Estate Management & Development – (0.1)%
Brookfield Asset Management, Inc. – Class A	(1,264)	(44,366)

Thrifts & Mortgage Finance – (0.1)%
BofI Holding, Inc.(a)	(1,141)	(21,417)

		(707,572)

Consumer Staples – (1.7)%
Beverages – (0.1)%
Monster Beverage Corp.(a)	(269)	(40,350)

Food & Staples Retailing – (0.8)%
Wal-Mart Stores, Inc.	(1,972)	(139,578)
Whole Foods Market, Inc.	(2,492)	(80,616)
Woolworths Ltd.	(2,863)	(45,694)

		(265,888)

Food Products – (0.8)%
Campbell Soup Co.	(584)	(35,373)
Hershey Co. (The)	(1,046)	(97,121)
JM Smucker Co. (The)	(1,112)	(143,615)

		(276,109)

		(582,347)

Materials – (1.7)%
Chemicals – (1.1)%
Mosaic Co. (The)	(10,259)	(258,835)
Potash Corp. of Saskatchewan, Inc.	(7,030)	(114,800)

		(373,635)

AB LONG/SHORT MULTI-MANAGER FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – (0.1)%
LafargeHolcim Ltd. (REG)(a)	(775)	$(34,886)

Metals & Mining – (0.5)%
First Quantum Minerals Ltd.	(9,605)	(62,991)
Freeport-McMoRan, Inc.	(2,714)	(30,071)
Grupo Mexico SAB de CV – Series B	(17,578)	(39,067)
Southern Copper Corp.	(960)	(25,008)

		(157,137)

		(565,658)

Health Care – (1.5)%
Health Care Equipment & Supplies – (0.4)%
Boston Scientific Corp.(a)	(1,623)	(36,858)
Cooper Cos., Inc. (The)	(286)	(46,564)
Intuitive Surgical, Inc.(a)	(48)	(30,466)
St Jude Medical, Inc.	(379)	(29,698)

		(143,586)

Health Care Providers & Services – (0.3)%
Envision Healthcare Holdings, Inc.(a)	(1,862)	(46,196)
Express Scripts Holding Co.(a)	(473)	(35,735)

		(81,931)

Life Sciences Tools & Services – (0.5)%
Illumina, Inc.(a)	(951)	(137,734)
PerkinElmer, Inc.	(563)	(30,824)

		(168,558)

Pharmaceuticals – (0.3)%
Akorn, Inc.(a)	(1,000)	(29,890)
Horizon Pharma PLC(a)	(1,347)	(23,209)
Mallinckrodt PLC(a)	(460)	(29,146)
Valeant Pharmaceuticals International, Inc.(a)	(628)	(17,866)

		(100,111)

		(494,186)

Energy – (1.3)%
Energy Equipment & Services – (0.2)%
Halliburton Co.	(742)	(31,298)
Helmerich & Payne, Inc.	(776)	(47,452)

		(78,750)

Oil, Gas & Consumable Fuels – (1.1)%
Cabot Oil & Gas Corp.	(1,144)	(27,422)
Canadian Natural Resources Ltd.	(756)	(22,483)
Carrizo Oil & Gas, Inc.(a)	(1,040)	(40,040)
Cheniere Energy, Inc.(a)	(1,548)	(49,737)
Devon Energy Corp.	(909)	(32,806)
EOG Resources, Inc.	(361)	(29,371)
EQT Corp.	(401)	(29,373)
Exxon Mobil Corp.	(297)	(26,439)

28	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Murphy Oil Corp.	(1,838)	$(56,813)
Southwestern Energy Co.(a)	(2,482)	(33,929)

		(348,413)

		(427,163)

Telecommunication Services – (0.1)%
Diversified Telecommunication Services – (0.1)%
AT&T, Inc.	(1,180)	(46,197)

Total Common Stocks (proceeds $6,151,951)		(6,189,682)

MUTUAL FUNDS – (7.5)%
Index – (7.5)%
Index – (7.5)%
Consumer Discretionary Select Sector SPDR Fund	(2,597)	(205,786)
Health Care Select Sector SPDR Fund	(823)	(58,713)
Industrial Select Sector SPDR Fund	(5,246)	(293,409)
iShares China Large-Cap ETF	(9,186)	(309,109)
Materials Select Sector SPDR Fund	(2,718)	(127,583)
SPDR S&P 500 ETF Trust	(3,651)	(767,002)
SPDR S&P Regional Banking ETF	(2,922)	(121,701)
SPDR S&P Retail ETF	(897)	(37,952)
Technology Select Sector SPDR Fund	(5,779)	(255,490)
Utilities Select Sector SPDR Fund	(3,844)	(188,933)
VanEck Vectors Semiconductor ETF	(2,446)	(139,177)

Total Mutual Funds (proceeds $2,368,919)		(2,504,855)

DEPOSITORY RECEIPTS – (1.1)%
Energy – (0.5)%
Oil, Gas & Consumable Fuels – (0.5)%
BP PLC (Sponsored ADR)	(4,141)	(130,027)
Royal Dutch Shell PLC (Sponsored ADR) – Class A	(592)	(28,706)

		(158,733)

Financials – (0.2)%
Banks – (0.2)%
Banco Bradesco SA (ADR)	(6,932)	(43,394)
HSBC Holdings PLC (Sponsored ADR)	(992)	(32,181)

		(75,575)

Health Care – (0.2)%
Pharmaceuticals – (0.2)%
Dr Reddy’s Laboratories Ltd. (ADR)	(459)	(21,647)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(960)	(49,795)

		(71,442)

AB LONG/SHORT MULTI-MANAGER FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – (0.1)%
Beverages – (0.1)%
Anheuser-Busch InBev SA/NV (Sponsored ADR)	(305)	$(38,497)

Consumer Discretionary – (0.1)%
Internet & Catalog Retail – (0.1)%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	(315)	(25,830)

Total Depository Receipts (proceeds $340,468)		(370,077)

Total Securities Sold Short (proceeds $8,861,338)		(9,064,614)

Total Investments, Net of Securities Sold Short – 61.4% (cost $20,423,492)		20,580,557
Other assets less liabilities – 38.6%		12,915,120

Net Assets – 100.0%		$33,495,677

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	CAD	393	USD	310	6/30/16	$10,328
Morgan Stanley & Co., Inc.	CAD	51	USD	39	6/30/16	(126)
Morgan Stanley & Co., Inc.	EUR	211	USD	240	6/30/16	4,165
Morgan Stanley & Co., Inc.	GBP	64	USD	92	6/30/16	235
Morgan Stanley & Co., Inc.	SEK	305	USD	38	6/30/16	961
Morgan Stanley & Co., Inc.	USD	88	CAD	114	6/30/16	(1,409)
Morgan Stanley & Co., Inc.	USD	27	CHF	26	6/30/16	(631)
Morgan Stanley & Co., Inc.	USD	68	EUR	60	6/30/16	(1,307)
Morgan Stanley & Co., Inc.	USD	19	GBP	13	6/30/16	12
Morgan Stanley & Co., Inc.	USD	52	GBP	36	6/30/16	(235)
Morgan Stanley & Co., Inc.	USD	39	JPY	4,352	6/30/16	50
Morgan Stanley & Co., Inc.	USD	21	JPY	2,272	6/30/16	(106)
Morgan Stanley & Co., Inc.	USD	28	ZAR	434	6/30/16	(879)
Morgan Stanley & Co., Inc.	ZAR	1,147	USD	78	6/30/16	5,292
Morgan Stanley & Co., Inc.	CHF	78	USD	82	7/15/16	3,392
Morgan Stanley & Co., Inc.	EUR	327	USD	373	7/15/16	8,697
Morgan Stanley & Co., Inc.	USD	4	CHF	4	7/15/16	(154)
Morgan Stanley & Co., Inc.	USD	35	EUR	31	7/15/16	(898)

						$27,387

30	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Air France-KLM	12,308	EONIA Plus 0.50%	EUR	92	7/24/17	$(3,365)
Alaska Air Group, Inc.	3,555	FedFundEffective Plus 0.35%	USD	242	7/24/17	(4,753)
Anglo American PLC	6,044	BBA 1 Month LIBOR Plus 0.50%	GBP	42	1/16/17	(9,199)
Antofagasta PLC	19,187	BBA 1 Month LIBOR Plus 0.50%		90	1/16/17	(11,507)
Brunswick Corp.	4,108	FedFundEffective Plus 0.35%	USD	192	7/24/17	5,448
Constellation Brands, Inc.	1,829	FedFundEffective Plus 0.50%		255	7/24/17	25,617
Louisiana-Pacific Corp.	5,362	FedFundEffective Plus 0.50%		92	7/24/17	5,603
Moncler SpA	858	EURIBOR 1 Month Plus 0.50%	EUR	12	7/24/17	1,621
NVR, Inc.	262	BBA 1 Month LIBOR Plus 0.50%	USD	381	5/22/17	73,001
Peugeot SA	5,137	EURIBOR 1 Month Plus 0.50%	EUR	73	8/21/17	(119)
Plastic Omnium SA	3,541	EURIBOR 1 Month Plus 0.50%		104	10/3/16	3,391
Rio Tinto PLC	5,417	BBA 1 Month LIBOR Plus 0.50%	GBP	103	1/16/17	2,215
Ryanair Holdings PLC	7,100	SONIA Overnight Deposit Rate Plus 0.63%	EUR	97	7/24/17	2,904
Wizz Air Holdings PLC	1,083	EURIBOR 1 Month Plus 0.50%	GBP	22	1/16/17	(1,125)
Wizz Air Holdings PLC	1,492	EURIBOR 1 Month Plus 0.50%		25	3/3/17	5,620

Pay Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Agile Property Holdings Ltd.	15,000	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	77	8/01/16	1,707
Agile Property Holdings Ltd.	1,000	HK Overnight Index Swap Ref Rate Minus 1.50%		5	8/01/16	81
Agile Property Holdings Ltd.	2,200	HK Overnight Index Swap Ref Rate Minus 1.50%		11	8/01/16	181
Anglo American PLC	4,222	SONIA Overnight Deposit Rate Minus 0.30%	GBP	22	8/01/16	(4,679)
Antofagasta PLC	6,674	SONIA Overnight Deposit Rate Minus 1.50%		31	8/01/16	2,941

AB LONG/SHORT MULTI-MANAGER FUND •	31

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Ashmore Group PLC	8,033	SONIA Overnight Deposit Rate Minus 10.00%	GBP	23	8/01/16	$(394)
ASOS PLC	737	SONIA Overnight Deposit Rate Minus 0.30%		21	8/01/16	(6,207)
Asustek Computer, Inc.	5,690	FedFundEffective Minus 0.50%	USD	55	5/15/17	6,139
Banco do Brasil SA	11,551	FedFundEffective Minus 1.50%		50	7/24/17	(3,094)
Bank of East Asia Ltd. (The)	1,590	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	39	8/01/16	(807)
Bank of East Asia Ltd. (The)	4,474	HK Overnight Index Swap Ref Rate Minus 1.50%		139	8/01/16	1,428
Bank of East Asia Ltd. (The)	500	HK Overnight Index Swap Ref Rate Minus 1.50%		15	8/01/16	40
Bank of East Asia Ltd. (The)	400	HK Overnight Index Swap Ref Rate Minus 1.50%		12	8/01/16	32
Bank of East Asia Ltd. (The)	200	HK Overnight Index Swap Ref Rate Minus 1.50%		6	8/01/16	18
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	7,307	FedFundEffective Minus 1.00%	USD	33	7/24/17	162
Burberry Group PLC	722	SONIA Overnight Deposit Rate Minus 0.35%	GBP	8	1/16/17	870
BYD Co., Ltd.	3,300	HK Overnight Index Swap Ref Rate Minus 5.00%	HKD	169	8/01/16	2,696
BYD Co., Ltd.	4,900	HK Overnight Index Swap Ref Rate Minus 5.00%		188	8/01/16	(4,124)
Canon, Inc.	650	MUTSCALM Minus 0.40%	JPY	2,718	8/01/16	5,786
Canon, Inc.	280	MUTSCALM Minus 0.40%		939	8/01/16	394
Capitec Bank Holdings Ltd.	1,203	South Africa Benchmark Overnight Rate Minus 1.59%	ZAR	671	8/01/16	(2,833)
China Cinda Asset Management Co., Ltd.	21,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	101	8/01/16	6,160
China Cinda Asset Management Co., Ltd.	4,600	HK Overnight Index Swap Ref Rate Minus 0.40%		17	8/01/16	724

32	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China Cinda Asset Management Co., Ltd.	8,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	35	8/01/16	$1,688
China CITIC Bank Corp., Ltd.	40,700	HK Overnight Index Swap Ref Rate Minus 0.40%		197	8/01/16	162
China CITIC Bank Corp., Ltd.	36,500	HK Overnight Index Swap Ref Rate Minus 0.40%		160	8/01/16	(2,056)
China Everbright Bank Co., Ltd.	55,500	HK Overnight Index Swap Ref Rate Minus 0.40%		248	8/01/16	8,071
China Everbright Bank Co., Ltd.	27,000	HK Overnight Index Swap Ref Rate Minus 0.40%		94	8/01/16	464
China Huarong Asset Management Co., Ltd.	100,800	HK Overnight Index Swap Ref Rate Minus 12.92%		297	8/01/16	2,536
China Merchants Bank	26,000	HK Overnight Index Swap Ref Rate Minus 0.40%		510	8/01/16	12,423
China Minsheng Banking Corp., Ltd.	62,400	HK Overnight Index Swap Ref Rate Minus 0.40%		466	8/01/16	1,190
China Pacific Insurance (Group) Co., Ltd.	3,800	HK Overnight Index Swap Ref Rate Minus 0.40%		121	8/01/16	2,567
Cielo SA	3,008	FedFundEffective Minus 1.00%	USD	29	7/24/17	2,684
Country Garden Holdings Co., Ltd.	31,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	93	8/01/16	(698)
Country Garden Holdings Co., Ltd.	5,800	HK Overnight Index Swap Ref Rate Minus 0.40%		18	8/01/16	58
Evergrande Real Estate Group Ltd.	1,000	HK Overnight Index Swap Ref Rate Minus 4.81%		9	8/01/16	494
Evergrande Real Estate Group Ltd.	400	HK Overnight Index Swap Ref Rate Minus 4.81%		1	8/01/16	(112)
Evergrande Real Estate Group Ltd.	44,300	HK Overnight Index Swap Ref Rate Minus 4.81%		264	8/01/16	4,368
Fast Retailing Co., Ltd.	55	MUTSCALM Minus 0.40%	JPY	3,041	8/01/16	12,730
Fast Retailing Co., Ltd.	14	MUTSCALM Minus 0.40%		678	8/01/16	2,376
Firstrand LTd.	9,118	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	359	8/01/16	(1,765)

AB LONG/SHORT MULTI-MANAGER FUND •	33

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Fortescue Metals Group Ltd.	17,400	RBA Daily Cash Rate Target Minus 5.00%	AUD	48	8/01/16	$(2,532)
Fosun International Ltd.	17,200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	246	8/01/16	7,263
Fosun International Ltd.	5,300	HK Overnight Index Swap Ref Rate Minus 0.40%		70	8/01/16	1,535
Glencore PLC	300	SONIA Overnight Deposit Rate Minus 0.30%	GBP	1	8/01/16	949
Glencore PLC	7,794	SONIA Overnight Deposit Rate Minus 0.30%		26	8/01/16	23,123
Glencore PLC	231	SONIA Overnight Deposit Rate Minus 0.30%		1	8/01/16	628
Glencore PLC	14,754	SONIA Overnight Deposit Rate Minus 0.30%		17	8/01/16	(3,906)
Hyundai Heavy Industries Co., Ltd.	265	FedFundEffective Minus 1.03%	USD	26	8/01/16	1,294
ICAP PLC	3,516	SONIA Overnight Deposit Rate Minus 0.30%	GBP	17	8/01/16	2,315
ICAP PLC	3,928	SONIA Overnight Deposit Rate Minus 0.30%		19	8/01/16	2,429
Imerys SA	275	EONIA Minus 0.35%	EUR	19	8/01/16	1,594
Imerys SA	104	EONIA Minus 0.35%		6	8/01/16	(502)
Investec Ltd.	4,403	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	464	8/01/16	(190)
Jiangxi Copper Co., Ltd. – Class H	20,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	190	8/01/16	2,374
Just Eat PLC	4,477	SONIA Overnight Deposit Rate Minus 0.30%	GBP	18	8/01/16	(2,946)
Just Eat PLC	7,220	SONIA Overnight Deposit Rate Minus 0.30%		30	8/01/16	(4,645)
Kingsoft Corp., Ltd.	23,600	HK Overnight Index Swap Ref Rate Minus 1.97%	HKD	370	8/01/16	2,128
Kroton Educacional SA	1,345	FedFundEffective Minus 1.25%	USD	4	7/24/17	(297)
Kroton Educacional SA	7,853	FedFundEffective Minus 1.25%		20	7/24/17	(4,470)
Lenovo Group Ltd.	27,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	233	8/01/16	13,449

34	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Lenovo Group Ltd.	27,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	205		8/01/16	$9,768
Li & Fung Ltd.	29,200	HK Overnight Index Swap Ref Rate Minus 0.40%		202		8/01/16	10,602
Li & Fung Ltd.	17,900	HK Overnight Index Swap Ref Rate Minus 0.40%		108		8/01/16	4,406
London Stock Exchange Group PLC	675	SONIA Overnight Deposit Rate Minus 10.00%	GBP	19		8/01/16	413
Longfor Properties	12,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	144		8/01/16	1,166
Mitsui & Co., Ltd.	1,090	MUTSCALM Minus 0.40%	JPY	2,061		8/01/16	5,555
Mitsui & Co., Ltd.	210	MUTSCALM Minus 0.40%		169		8/01/16	(1,217)
Mitsui Osk Lines Ltd.	12,886	MUTSCALM Minus 0.40%		3,900		8/01/16	5,838
MTN Group Ltd.	9,391	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,267		8/01/16	7,415
Ocado Group PLC	433	SONIA Overnight Deposit Rate Minus 10.00%	GBP	2		8/01/16	903
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 10.00%		– 0	–*	8/01/16	205
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 10.00%		– 0	–*	8/01/16	208
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 10.00%		1		8/01/16	465
Ocado Group PLC	2,712	SONIA Overnight Deposit Rate Minus 10.00%		10		8/01/16	4,367
Ocado Group PLC	1,271	SONIA Overnight Deposit Rate Minus 10.00%		4		8/01/16	1,121
Old Mutual PLC	27,125	SONIA Overnight Deposit Rate Minus 0.30%		47		8/01/16	(1,336)
PICC Property and Casualty Co., Ltd. – Class H	19,057	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	242		8/01/16	(3,712)
Ping An Insurance Group Co. of China Ltd.	13,500	HK Overnight Index Swap Ref Rate Minus 0.40%		496		8/01/16	3,296

AB LONG/SHORT MULTI-MANAGER FUND •	35

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Sasol Ltd.	879	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	352	8/01/16	$(4,210)
Shoprite Holdings Ltd.	2,670	South Africa Benchmark Overnight Rate Minus 0.95%		363	8/01/16	(4,929)
Sino Land Co.	14,200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	170	8/01/16	215
SPDR S&P500 ETF Trust	601	FedFundEffective Minus 0.35%	USD	119	2/22/18	(7,560)
Standard Bank Group Ltd.	275	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	37	8/01/16	170
Standard Bank Group Ltd.	2,621	South Africa Benchmark Overnight Rate Minus 0.95%		272	8/01/16	(3,340)
Standard Chartered PLC	9,636	SONIA Overnight Deposit Rate Minus 0.30%	GBP	56	8/01/16	7,084
Swire Pacific Ltd.	2,572	HK Overnight Index Swap Ref Rate Minus 0.49%	HKD	211	7/24/17	(5,929)
Woodside Petroleum Ltd.	2,769	RBA Daily Cash Rate Target Minus 0.40%	AUD	100	8/01/16	17,564
Woolworth Holdings Ltd.	6,470	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	561	8/01/16	1,460
Zhuzhou CSR Times Electric Co., Ltd.	6,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	293	8/01/16	845
Zijin Mining Group Co., Ltd. – Class H	79,100	HK Overnight Index Swap Ref Rate Minus 0.40%		192	8/01/16	1,756
Zoomlion Heavy Industry Science & Technology Co., Ltd.	31,200	HK Overnight Index Swap Ref Rate Minus 6.00%		164	8/01/16	11,036

						$252,971

*	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $187,329 or 0.6% of net assets.

(d)	One contract relates to 100 shares.

(e)	One contract relates to 1 share.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

36	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

EONIA – Euro OverNight Index Average

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

HK – Hong Kong

LIBOR – London Interbank Offered Rates

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

RBA – Reserve Bank of Australia

REG – Registered Shares

REIT – Real Estate Investment Trust

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $23,978,210)	$24,338,551
Affiliated issuers (cost $5,306,620)	5,306,620
Cash collateral due from broker	810,000
Foreign currencies, at value (cost $449,864)	447,402 (a)
Unrealized appreciation on total return swaps	361,529
Receivable for investment securities sold	355,845
Deposit at broker for securities sold short	11,390,866
Receivable due from Adviser	70,880
Unrealized appreciation on forward currency exchange contracts	33,132
Dividends and interest receivable	28,747
Receivable for terminated total return swaps	2,859

Total assets	43,146,431

Liabilities
Due to custodian	30,509
Payable for securities sold short, at value (proceeds received $8,861,338)	9,064,614
Payable for investment securities purchased	134,040
Unrealized depreciation on total return swaps	108,558
Dividend expense payable	18,947
Unrealized depreciation on forward currency exchange contracts	5,745
Payable for terminated total return swaps	2,560
Transfer Agent fee payable	2,015
Distribution fee payable	316
Accrued expenses	283,450

Total liabilities	9,650,754

Net Assets	$33,495,677

Composition of Net Assets
Capital stock, at par	$336
Additional paid-in capital	33,513,445
Accumulated net investment loss	(220,551)
Accumulated net realized loss on investment and foreign currency transactions	(232,622)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	435,069

$33,495,677

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,009,525	101,729	$9.92	*

C	$128,924	13,148.69	$9.81

Advisor	$32,169,955	3,228,503	$9.96

R	$10,047	1,017	$9.88

K	$10,089	1,017	$9.92

I	$10,131	1,017	$9.96

Z	$157,006	15,762	$9.96

(a)	Includes $433,043 on deposit with the broker for securities sold short.

*	The maximum offering price per share for Class A shares was $10.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,868)	$413,344
Affiliated issuers	14,012
Interest	38,692	$466,048

Expenses
Advisory fee (see Note B)	617,906
Distribution fee—Class A	1,274
Distribution fee—Class C	622
Distribution fee—Class R	51
Distribution fee—Class K	25
Transfer agency—Class A	427
Transfer agency—Class C	74
Transfer agency—Advisor Class	20,405
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Transfer agency—Class Z	15
Custodian	628,012
Audit and tax	135,882
Amortization of offering expenses	119,195
Registration fees	72,388
Legal	41,565
Printing	27,931
Directors’ fees	21,865
Miscellaneous	35,986

Total operating expenses (see Note B)	1,723,636
Interest expense	1,922
Dividend expense on securities sold short	155,518
Broker fee on securities sold short	83,390

Total expenses	1,964,466
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,074,488)

Net expenses		889,978

Net investment loss		(423,930)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(105,840)
Securities sold short		1,013,861
Swaps		(180,086)
Foreign currency transactions		(81,690)
Net change in unrealized appreciation/depreciation of:
Investments		(1,542,893)
Securities sold short		(278,430)
Swaps		404,595
Foreign currency denominated assets and liabilities		71,672

Net loss on investment and foreign currency transactions		(698,811)

Net Decrease in Net Assets from Operations		$(1,122,741)

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(423,930)	$(320,896)
Net realized gain on investment transactions and foreign currency transactions	646,245	17,386
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,345,056)	1,780,125

Net increase (decrease) in net assets from operations	(1,122,741)	1,476,615
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(8,760)	– 0	–
Class C	(672)	– 0	–
Advisor Class	(516,359)	– 0	–
Class R	(165)	– 0	–
Class K	(165)	– 0	–
Class I	(165)	– 0	–
Class Z	(2,557)	– 0	–
Capital Stock Transactions
Net increase	3,048,471	30,622,175

Total increase	1,396,887	32,098,790
Net Assets
Beginning of period	32,098,790	– 0	–

End of period (including accumulated net investment loss of ($220,551) and undistributed net investment income of $28,623, respectively)	$33,495,677	$32,098,790

(a)	Commencement of operations.

See notes to financial statements.

40	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each porfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Long/Short Multi-Manager Fund (the “Fund”), a non-diversified portfolio. The Fund commenced operations on September 30, 2014. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of May 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P. and Kynikos Associates LP. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

AB LONG/SHORT MULTI-MANAGER FUND •	41

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

42	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment.

AB LONG/SHORT MULTI-MANAGER FUND •	43

Notes to Financial Statements

Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$4,416,008		$350,152		$	– 0	–	$4,766,160
Consumer Discretionary	3,882,799		567,790			– 0	–	4,450,589
Industrials	2,661,780		151,028			– 0	–	2,812,808
Health Care	2,559,597		– 0	–		– 0	–	2,559,597
Financials	2,376,798		– 0	–		– 0	–	2,376,798
Materials	2,190,332		128,988			– 0	–	2,319,320
Consumer Staples	1,827,968		200,138			– 0	–	2,028,106
Energy	1,820,492		– 0	–		– 0	–	1,820,492
Utilities	331,644		– 0	–		– 0	–	331,644
Telecommunication Services	– 0	–	254,739			– 0	–	254,739
Depository Receipts	416,175		– 0	–		– 0	–	416,175
Real Estate Investment Trust Units	122,603		– 0	–		– 0	–	122,603
Options Purchased – Puts	– 0	–	79,520			– 0	–	79,520
Short-Term Investments	5,306,620		– 0	–		– 0	–	5,306,620
Liabilities:
Common Stocks:
Consumer Discretionary	(1,270,727)		(265,461)			– 0	–	(1,536,188)
Industrials	(898,669)		(190,042)			– 0	–	(1,088,711)
Information Technology	(668,688)		(72,972)			– 0	–	(741,660)
Financials	(353,272)		(354,300)			– 0	–	(707,572)
Consumer Staples	(536,653)		(45,694)			– 0	–	(582,347)
Materials	(530,772)		(34,886)			– 0	–	(565,658)
Health Care	(494,186)		– 0	–		– 0	–	(494,186)
Energy	(427,163)		– 0	–		– 0	–	(427,163)
Telecommunication Services	(46,197)		– 0	–		– 0	–	(46,197)
Mutual Funds	(2,504,855)		– 0	–		– 0	–	(2,504,855)
Depository Receipts	(370,077)		– 0	–		– 0	–	(370,077)

Total Investments in Securities	19,811,557		769,000			– 0	–	20,580,557
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	– 0	–	33,132			– 0	–	33,132
Total Return Swaps	– 0	–	361,529			– 0	–	361,529
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(5,745)			– 0	–	(5,745)
Total Return Swaps	– 0	–	(108,558)			– 0	–	(108,558)

Total(b)	$19,811,557		$1,049,358		$	– 0	–	$20,860,915

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

44	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

AB LONG/SHORT MULTI-MANAGER FUND •	45

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each porfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

46	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $363,243 were deferred and amortized on a straight line basis over a one year period starting from September 30, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 are subject to repayment by the Fund until May 31, 2019. In each case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before September 30, 2016. For the year ended May 31, 2016, such reimbursements/waivers amounted to $1,074,488, of which $329,884 is subject to repayment.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,009 for the year ended May 31, 2016.

AB LONG/SHORT MULTI-MANAGER FUND •	47

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $762 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended May 31, 2016 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$6,348	$27,572	$28,613	$5,307	$14

Brokerage commissions paid on investment transactions for the year ended May 31, 2016 amounted to $104,675, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $145, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement,

48	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2016, were as follows:

	Purchases		Sales		Securities Sold Short		Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$36,832,321		$33,248,564		$29,178,969		$25,888,013
U.S. government securities	– 0	–	– 0	–	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short	Net Unrealized (Depreciation)
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 29,497,537	$1,872,238	$(1,724,604)	$147,634	$(317,220)	$(169,586)

(a)	Gross unrealized appreciation was $310,241 and gross unrealized depreciation was $(627,461), resulting in net unrealized depreciation of $(317,220).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging

AB LONG/SHORT MULTI-MANAGER FUND •	49

Notes to Financial Statements

purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended May 31, 2016, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security

50	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended May 31, 2016, the Fund held purchased options for hedging and non-hedging purposes.

For the year ended May 31, 2016, the Fund had no transactions in written options.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

AB LONG/SHORT MULTI-MANAGER FUND •	51

Notes to Financial Statements

upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended May 31, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline

52	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$33,132	Unrealized depreciation on forward currency exchange contracts	$5,745

Equity contracts	Investments in securities, at value	79,520

Equity contracts	Unrealized appreciation on total return swaps	361,529	Unrealized depreciation on total return swaps	108,558

Total		$474,181		$114,303

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(44,914)	$54,160

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(123,570)	(7,868)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(180,086)	404,595

Total		$(348,570)	$450,887

AB LONG/SHORT MULTI-MANAGER FUND •	53

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended May 31, 2016:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$602,801
Average principal amount of sale contracts	$1,591,101

Purchased Options:
Average monthly cost	$167,378

Total Return Swaps:
Average notional amount	$3,692,955

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$79,520	$	– 0	–	$	– 0	–	$	– 0	–		$79,520

Total	$79,520	$	– 0	–	$	– 0	–	$	– 0	–		$79,520

OTC Derivatives:
Morgan Stanley & Co., Inc.	$394,661		$(114,303)		$	– 0	–	$	– 0	–		$280,358

Total	$394,661		$(114,303)		$	– 0	–	$	– 0	–		$280,358	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Morgan Stanley & Co., Inc.	$114,303		$(114,303)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$114,303		$(114,303)		$	– 0	–	$	– 0	–	$	– 0	–

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

54	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

AB LONG/SHORT MULTI-MANAGER FUND •	55

Notes to Financial Statements

exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of May 31, 2016, the Fund had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $198 from the borrowers and AB Exchange Reserves, respectively, for the year ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended May 31, 2016 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$ 200	$868	$1,068	$	– 0	–

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Class A
Shares sold	98,595	3,273		$986,358	$33,657

Shares issued in reinvestment of distributions	873	– 0	–	8,760	– 0	–

Shares redeemed	(1,012)	– 0	–	(10,062)	– 0	–

Net increase	98,456	3,273		$985,056	$33,657

Class C
Shares sold	12,081	1,000		$119,072	$10,003

Shares issued in reinvestment of dividends	68	– 0	–	672	– 0	–

Net increase	12,149	1,000		$119,744	$10,003

56	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

	Shares				Amount
	Year Ended May 31, 2016		September 30, 2014(a) to May 31, 2015		Year Ended May 31, 2016			September 30, 2014(a) to May 31, 2015

Advisor Class
Shares sold	140,232		3,050,600			$1,410,793		$30,538,503

Shares issued in reinvestment of distributions	51,322		– 0	–		516,311		– 0	–

Shares redeemed	(13,651)		– 0	–		(136,485)		– 0	–

Net increase	177,903		3,050,600			$1,790,619		$30,538,503

Class R
Shares sold	– 0	–	1,001		$	– 0	–	$10,003

Shares issued in reinvestment of distributions	17		– 0	–		165		– 0	–

Net increase	17		1,001			$165		$10,003

Class K
Shares sold	– 0	–	1,001		$	– 0	–	$10,003

Shares issued in reinvestment of distributions	17		– 0	–		165		– 0	–

Net increase	17		1,001			$165		$10,003

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Shares issued in reinvestment of distributions	17		– 0	–		165		– 0	–

Net increase	17		1,000			$165		$10,003

Class Z
Shares sold	14,508		1,000			$150,000		$10,003

Shares issued in reinvestment of distributions	254		– 0	–		2,557		– 0	–

Net increase	14,762		1,000			$152,557		$10,003

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the

AB LONG/SHORT MULTI-MANAGER FUND •	57

Notes to Financial Statements

Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

58	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

Derivative Instruments Risk—The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

AB LONG/SHORT MULTI-MANAGER FUND •	59

Notes to Financial Statements

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2016 and period ended May 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$160,976	$	– 0	–
Long-term capital gains	367,867		– 0	–

Total taxable distributions	$528,843	$	– 0	–

60	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$175,318
Accumulated capital and other losses	(81,288	)(a)
Unrealized appreciation/(depreciation)	(112,133	)(b)

Total accumulated earnings/(deficit)	$(18,103)

(a)	As of May 31, 2016, the Fund’s cumulative deferred loss on straddles was $74,514 and deferred losses on unsettled short sales was $6,774.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments and the recognition of gains on constructive sales for tax purposes.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps, the utilization of a net operating loss to offset capital gains and tax reclassifications of earnings from short sales resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended May 31, 2016.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical

AB LONG/SHORT MULTI-MANAGER FUND •	61

Notes to Financial Statements

expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

62	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	.60

Net increase (decrease) in net asset value from operations	(.40)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)	– 0	–

Net asset value, end of period	$ 9.92	$ 10.48

Total Return
Total investment return based on net asset value(d)	(3.79)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,010	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.11%	3.01	%^
Expenses, before waivers/reimbursements(e)	6.72%	6.65	%^
Net investment loss(c)	(1.22)%	(1.81	)%^
Portfolio turnover rate	146%	91%
Portfolio turnover rate (including securities sold short)	203%	135%

See footnote summary on page 70.

AB LONG/SHORT MULTI-MANAGER FUND •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.42	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.20)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	.59

Net increase (decrease) in net asset value from operations	(.45)	.42

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)	– 0	–

Net asset value, end of period	$ 9.81	$ 10.42

Total Return
Total investment return based on net asset value(d)	(4.38)%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.88%	3.66	%^
Expenses, before waivers/reimbursements(e)	7.58%	7.62	%^
Net investment loss(c)	(2.02)%	(2.53	)%^
Portfolio turnover rate	146%	91%
Portfolio turnover rate (including securities sold short)	203%	135%

See footnote summary on page 70.

64	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	.60

Net increase (decrease) in net asset value from operations	(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)	– 0	–

Net asset value, end of period	$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,170	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.73%	2.67	%^
Expenses, before waivers/reimbursements(e)	6.03%	6.46	%^
Net investment loss(c)	(1.13)%	(1.55	)%^
Portfolio turnover rate	146%	91%
Portfolio turnover rate (including securities sold short)	203%	135%

See footnote summary on page 70.

AB LONG/SHORT MULTI-MANAGER FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.46	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.16)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	.60

Net increase (decrease) in net asset value from operations	(.42)	.46

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)	– 0	–

Net asset value, end of period	$ 9.88	$ 10.46

Total Return
Total investment return based on net asset value(d)	(3.99)%	4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.23%	3.17	%^
Expenses, before waivers/reimbursements(e)	6.53%	6.99	%^
Net investment loss(c)	(1.63)%	(2.04	)%^
Portfolio turnover rate	146%	91%
Portfolio turnover rate (including securities sold short)	203%	135%

See footnote summary on page 70.

66	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended May 31, 2016		September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.48		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)		(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)		.60

Net increase (decrease) in net asset value from operations	(.40)		.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)		– 0	–

Net asset value, end of period	$ 9.92		$ 10.48

Total Return
Total investment return based on net asset value(d)	(3.79	) %	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.99%		2.92	%^
Expenses, before waivers/reimbursements(e)	6.26%		6.73	%^
Net investment loss(c)	(1.38)%		(1.79	)%^
Portfolio turnover rate	146%		91%
Portfolio turnover rate (including securities sold short)	203%		135%

See footnote summary on page 70.

AB LONG/SHORT MULTI-MANAGER FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	.60

Net increase (decrease) in net asset value from operations	(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)	– 0	–

Net asset value, end of period	$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.74%	2.67	%^
Expenses, before waivers/reimbursements(e)	5.99%	6.44	%^
Net investment loss(c)	(1.13)%	(1.56	)%^
Portfolio turnover rate	146%	91%
Portfolio turnover rate (including securities sold short)	203%	135%

See footnote summary on page 70.

68	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended May 31, 2016		September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)		(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)		.60

Net increase (decrease) in net asset value from operations	(.37)		.49

Less: Distributions
Distributions from net realized gain on investment transactions	(.16)		– 0	–

Net asset value, end of period	$ 9.96		$ 10.49

Total Return
Total investment return based on net asset value(d)	(3.59	) %	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.91%		2.67	%^
Expenses, before waivers/reimbursements(e)	6.54%		6.38	%^
Net investment loss(c)	(1.05)%		(1.55	)%^
Portfolio turnover rate	146%		91%
Portfolio turnover rate (including securities sold short)	203%		135%

See footnote summary on page 70.

AB LONG/SHORT MULTI-MANAGER FUND •	69

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015
Class A
Net of waivers/reimbursements	2.24%	2.24	%^
Before waivers/reimbursements	5.84%	5.89	%^
Class C
Net of waivers/reimbursements	2.99%	2.99	%^
Before waivers/reimbursements	6.69%	6.95	%^
Advisor Class
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	5.29%	5.78	%^
Class R
Net of waivers/reimbursements	2.49%	2.49	%^
Before waivers/reimbursements	5.79%	6.31	%^
Class K
Net of waivers/reimbursements	2.24%	2.24	%^
Before waivers/reimbursements	5.52%	6.04	%^
Class I
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	5.24%	5.77	%^
Class Z
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	5.62%	5.71	%^

^	Annualized.

See notes to financial statements.

70	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Long/Short Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Long/Short Multi-Manager Fund (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of May 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period September 30, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Long/Short Multi-Manager Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period September 30, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 29, 2016

AB LONG/SHORT MULTI-MANAGER FUND •	71

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2016. For such taxable period, the Fund designates $380,358 as the maximum amount that may be considered qualified dividend income for individual shareholders. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

72	• AB LONG/SHORT MULTI-MANAGER FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB LONG/SHORT MULTI-MANAGER FUND •	73

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

74	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim of full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves, on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

AB LONG/SHORT MULTI-MANAGER FUND •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

76	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 68 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

AB LONG/SHORT MULTI-MANAGER FUND •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 60 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	109	None

78	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for the accounting, pricing, custody and reporting for the fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	109	None

AB LONG/SHORT MULTI-MANAGER FUND •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

80	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 60	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2011.

Greg Outcalt 54	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB LONG/SHORT MULTI-MANAGER FUND •	81

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Long/Short Multi-Manager Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 3-5, 2016 (the “Meeting”).

•	Passport Capital, LLC

•	Impala Asset Management LLC

•	Lyrical Asset Management LP

•	Sirios Capital Management, L.P.

•	Kynikos Associates LP

•	Chilton Investment Company, LLC

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

82	• AB LONG/SHORT MULTI-MANAGER FUND

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a sub-adviser, or to materially amend a sub-advisory agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund, including the assumption of overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

AB LONG/SHORT MULTI-MANAGER FUND •	83

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

84	• AB LONG/SHORT MULTI-MANAGER FUND

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016, and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the

AB LONG/SHORT MULTI-MANAGER FUND •	85

SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost effective way to obtain desired exposures or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the directors for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund, (ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

86	• AB LONG/SHORT MULTI-MANAGER FUND

Economies of Scale

The directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser and the Sub-Advisers across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser or sub-adviser and to the economies of scale that an adviser or a sub-adviser may realize in its overall mutual fund or asset management business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory and sub-advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB LONG/SHORT MULTI-MANAGER FUND •	87

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Long/Short Multi-Manager Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

88	• AB LONG/SHORT MULTI-MANAGER FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets as of 3/31/16 ($MM)
Long/Short Multi-Manager Fund	1.90% on of average daily net assets	$ 33.2

The Adviser pays each of its Sub-Advisers 1.00% out of the 1.90% that it receives for investment advisory services from the Portfolio.4 It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%. As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Adviser the more revenues it retains. Accordingly, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability.

The Adviser agreed to waive that portion of its management fees and/or reimburse certain of the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the

3	Jones v. Harris at 1427. The Supreme Court remanded the case to the Seventh Circuit Court of Appeals to apply the Gartenberg standard. On August 5, 2015, the Seventh Circuit affirmed the district court’s grant of summary judgment. The plaintiffs filed a petition for a rehearing or a rehearing en banc, which was denied by the Seventh Circuit on October 13, 2015.

4	The Sub-Advisers for Long/Short Multi-Manager Fund are Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P., and Kynikos Associates LP. In addition, Chilton Investment Company, LLC (“Chilton”) has been approved as a Sub-Adviser of the Fund; currently, there are no Fund assets allocated to Chilton, although the Adviser may allocate a portion of the Fund’s assets to Chilton in the future.

AB LONG/SHORT MULTI-MANAGER FUND •	89

expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to each Portfolio prospectus update. Also set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period.5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Long/Short Multi-Manager Fund	Advisor Class A Class C Class R Class K Class I Class Z	1.99 2.24 2.99 2.49 2.24 1.99 1.99	% % % % % % %	4.97 5.24 6.13 5.48 5.24 4.95 4.95	% % % % % % %	May 31 (ratios as of November 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

90	• AB LONG/SHORT MULTI-MANAGER FUND

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolio. In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio, and the Portfolio’s advisory fees based on the Portfolio’s March 31, 2016 net assets.7

Portfolio	Net Assets 03/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Long/Short Multi-Manager Fund	$33.2	Multi-Manager Long/Short Liquid 1.90% (flat fee)	1.900%	1.900%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.8 Broadridge’s analysis

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $30 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB LONG/SHORT MULTI-MANAGER FUND •	91

included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes.11 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Long/Short Multi-Manager Fund	1.900	1.930	4/8

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.12

Portfolio	Total Exp. Ratio (%)[13]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Long/Short Multi-Manager Fund	2.243	2.363	3/8	2.287	4/10

9	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Broadridge peer group.

10	The contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The total expense ratio shown is for the Portfolio’s Class A shares.

92	• AB LONG/SHORT MULTI-MANAGER FUND

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Portfolio benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

AB LONG/SHORT MULTI-MANAGER FUND •	93

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $55, $157, and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $10,452 in fees for the Portfolio.

The Portfolio and/or its Sub-Advisers may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio and/or its Sub-Advisers would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

94	• AB LONG/SHORT MULTI-MANAGER FUND

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB LONG/SHORT MULTI-MANAGER FUND •	95

The information in the table below shows the 1 year net performance return and rankings17 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)18 for the periods ended February 29, 2016.19

	Portfolio	PG Median	PU Median	PG Rank	PU Rank
Long/Short Multi-Manager Fund
1 year	-5.72	-5.72	-7.36	4/7	25/69

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Long/Short Multi-Manager Fund	-5.72	-0.78	5.52	-1.00	1
MSCI World Net Index	-11.00	-4.67	12.92	-0.80	1
HFRX Equity Hedge Index	-9.22	-5.43
Inception Date: September 30, 2014

17	The performance return and ranking of the Portfolio are for the Portfolio’s Class A shares. The performance returns and rankings of the Portfolio were provided by the Broadridge.

18	The Portfolio’s PG/PU is not identical to its respective EG/EU, as the criteria for including/excluding a portfolio from a PG/PU is different than an EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each fund even if the fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

22	Portfolio and Benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

96	• AB LONG/SHORT MULTI-MANAGER FUND

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer noted the Portfolio’s advisory fee schedule lacks potential sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

AB LONG/SHORT MULTI-MANAGER FUND •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

98	• AB LONG/SHORT MULTI-MANAGER FUND

AB Family of Funds

NOTES

AB LONG/SHORT MULTI-MANAGER FUND •	99

NOTES

100	• AB LONG/SHORT MULTI-MANAGER FUND

AB LONG/SHORT MULTI-MANAGER FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LSMM-0151-0516

MAY    05.31.16

ANNUAL REPORT

AB MULTI-MANAGER

ALTERNATIVE STRATEGIES FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 25, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Multi-Manager Alternative Strategies Fund (the “Fund”) for the annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

•

Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or overpriced by the market in relation to their potential value. A

Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging-market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

•

Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spinoffs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	1

profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments.

•	Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high-grade to high-yield and distressed debt.

•

Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets—equities, bonds, currencies and commodities—though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

2	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this report, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

The Fund’s principal investments may include: equity securities; including common and preferred stocks, convertible securities, rights and warrants and depositary receipts; fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness; mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	3

receipts; currencies; and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company

4	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

(subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 13 shows the Fund’s performance compared with its primary benchmark, the Bank of America (“BofA”) Merrill Lynch 3-Month US Treasury Bill (“T-Bill”) Index, for the six- and 12-month periods ended May 31, 2016. Also included in the table is the performance of the Hedge Funds Research (“HFRX”) Global Hedge Fund Index.

During both periods, all share classes of the Fund underperformed the primary benchmark, and outperformed the HFRX Global Hedge Fund Index, before sales charges.

Over the 12-month period, the Long/Short Equity category was the top performing category, with performance driven by stock selection and mixed among Sub-Advisers. The Fund’s short-only Sub-Adviser was by far the top contributor to the category and the Fund, delivering strong performance through stock selection during the annual period. The Credit category had slightly negative returns; however, much of that was driven by one Sub-Adviser who no longer managed Fund assets as of January 2016. A new, opportunistic Sub-Adviser in the Credit category was added to the Fund in February and has since contributed positive returns. A twelfth Sub-Adviser was added to the Fund in April, in the Global Macro category, employing a thematic approach. This is the Fund’s first Sub-Adviser in Global Macro, and the category detracted slightly from performance. Lastly, the Special Situations category was the largest detractor from performance over the 12-month period, which was very challenging for several event-driven positions and was a tough environment for the category overall; however, the Special Situations category was able to recover some of those losses over the six-month period.

During the six-month period, the Special Situations category contributed the most to performance, with the biggest driver coming from merger-arbitrage exposure. Another category contributing to performance was Credit, which benefited from the narrowing of high-yield spreads as well as positive stock selection. Long/Short Equity detracted primarily due to stock selection. The Global Macro category was a slight detractor, mainly driven by the long volatility theme.

As of May 31, 2016 the Fund was allocated as follows: 55.65% Long/Short Equity, 26.71% Special Situations, 13.91% Credit and 2.96% Global Macro.

The Fund utilized derivatives in the form of forwards, purchased and written options for hedging and investment purposes, and futures, total return swaps, interest rate swaps and credit default swaps, for investment purposes. Forwards detracted from performance for the six-month period and added to performance for the 12-month period; futures and credit default swaps added to performance for both periods; interest rate swaps,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	5

purchased and written options detracted from performance for both periods; all in absolute terms.

Market Review and Investment Strategy

The 12-month period was a roller-coaster period for global equity markets. The MSCI World Index finished the period down 3.96%, while the S&P 500 Index returned a positive 1.72%. After several years of relatively low volatility, larger swings in the markets started to return during the summer of 2015. Macro events including Chinese economic policy, the direction of oil prices and central bank policy adjustments, among others, were the largest factors of this return of volatility to the marketplace. The six-month period was affected by many of these macro events as well. The Fund’s Long/Short Equity Sub-Advisers had mixed results navigating these challenging markets and there was wide dispersion across managers in the category. Volatility was felt in the fixed-income markets as well, resulting in wider spreads in the high-yield market, something the Fund’s Credit Sub-Advisers were able to take advantage of in 2016 once spreads started to narrow.

The annual reporting period also presented challenges for the Special Situations category. Although merger and acquisition activity picked up during this time, many deals were broken up before completion. One result of this elevated uncertainty in the marketplace was the widening of merger-arbitrage spreads. The Fund was repositioned to allocate more to the merger-arbitrage market and benefited from spreads narrowing in 2016. Overall, the diversification of the Fund’s Sub-Advisers proved valuable as shown by the outperformance of the HFRX Global Hedge Fund Index over both periods.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

6	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA Merrill Lynch 3-Month US T-Bill Index and the HFRX Global Hedge Fund Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML US 3-Month T-Bill Index measures the performance of US Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted, based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency or commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	9

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the Fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•	Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

10	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Multi-Manager Alternative Strategies Fund
Class A	-0.99%	-4.06%	†

Class C	-1.41%	-4.86%

Advisor Class*	-0.88%	-3.95%

Class R*	-1.19%	-4.46%

Class K*	-0.99%	-4.15%

Class I*	-0.98%	-3.95%

Class Z*	-0.98%	-3.95%

Primary Benchmark: BofA Merrill Lynch 3-Month US T-Bill Index	0.14%	0.15%

HFRX Global Hedge Fund Index	-2.34%	-6.99%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†      The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/14* TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Multi-Manager Alternative Strategies Fund Class A shares (from 7/31/14* to 5/31/16) as compared to the performance of the Fund’s primary and secondary benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 7/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.06%	-8.15%
Since Inception*	-0.54%	-2.85%

Class C Shares
1 Year	-4.86%	-5.81%
Since Inception*	-1.31%	-1.31%

Advisor Class Shares†
1 Year	-3.95%	-3.95%
Since Inception*	-0.32%	-0.32%

Class R Shares†
1 Year	-4.46%	-4.46%
Since Inception*	-0.87%	-0.87%

Class K Shares†
1 Year	-4.15%	-4.15%
Since Inception*	-0.60%	-0.60%

Class I Shares†
1 Year	-3.95%	-3.95%
Since Inception*	-0.38%	-0.38%

Class Z Shares†
1 Year	-3.95%	-3.95%
Since Inception*	-0.38%	-0.38%

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance and footnotes continued on next page)

14	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.44%, 5.37%, 3.76%, 3.78%, 3.49%, 3.26% and 3.25% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 31, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 7/31/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	15

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.69%
Since Inception*	-3.09%

Class C Shares
1 Year	-5.28%
Since Inception*	-1.58%

Advisor Class Shares†
1 Year	-3.41%
Since Inception*	-0.62%

Class R Shares†
1 Year	-3.92%
Since Inception*	-1.15%

Class K Shares†
1 Year	-3.62%
Since Inception*	-0.89%

Class I Shares†
1 Year	-3.42%
Since Inception*	-0.68%

Class Z Shares†
1 Year	-3.42%
Since Inception*	-0.68%

*	Inception date: 7/31/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

16	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.10	$14.88	2.99%
Hypothetical**	$1,000	$1,010.05	$15.03	2.99%
Class C
Actual	$1,000	$985.90	$18.77	3.78%
Hypothetical**	$1,000	$1,006.10	$18.96	3.78%
Advisor Class
Actual	$1,000	$991.20	$13.84	2.78%
Hypothetical**	$1,000	$1,011.10	$13.98	2.78%
Class R
Actual	$1,000	$988.10	$15.95	3.21%
Hypothetical**	$1,000	$1,008.95	$16.12	3.21%
Class K
Actual	$1,000	$990.10	$14.88	2.99%
Hypothetical**	$1,000	$1,010.05	$15.03	2.99%
Class I
Actual	$1,000	$990.20	$13.48	2.71%
Hypothetical**	$1,000	$1,011.45	$13.63	2.71%
Class Z
Actual	$1,000	$990.20	$13.38	2.69%
Hypothetical**	$1,000	$1,011.55	$13.53	2.69%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	17

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $368.3

SUB-ADVISER ALLOCATION*

12.2%	Chilton Investment Company LLC	Long / Short Equity
10.3%	Halcyon Arbitrage IC Management LP	Special Situations
9.9%	CQS US LLC	Credit
9.5%	Lyrical Asset Management LP	Long/Short Equity
9.3%	Passport Capital, LLC	Long/Short Equity
8.6%	Sirios Capital Management LP	Long/Short Equity
8.5%	First Pacific Advisors LLC	Special Situations
8.1%	Impala Asset Management LLC	Long/Short Equity
7.9%	Kynikos Associates LP	Long/Short Equity
7.9%	River Canyon Fund Management LLC	Special Situations
4.0%	Brigade Capital Management, LP	Credit
3.0%	One River Asset Management	Global Macro
0.8%	Liquidity Sleeve Cash†	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Bank Loans	0.6%	—%
Collateralized Mortgage Obligations	2.0	—
Common Stocks	56.5	-10.0
Convertible Bonds	0.3	—
Corporate Bonds	8.8	-0.6
Depository Receipts	1.7	-1.3
Government Issues	1.1	-0.2
Municipals	0.4	—
Mutual Funds	—	-13.3
Options Purchased – Calls	0.2	—
Options Purchased – Puts	0.2	—
Other Asset Backed Securities	2.8	—
Preferred Stocks	0.2	—
Real Estate Investment Trust Units	0.2	—

*	Fund holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investor transactions.

18	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.5%
Consumer Discretionary – 11.7%
Auto Components – 0.9%
Goodyear Tire & Rubber Co. (The)	33,102	$925,863
Johnson Controls, Inc.(a)	32,244	1,423,572
Tenneco, Inc.(b)	7,250	389,470
Visteon Corp.	8,447	633,356

		3,372,261

Automobiles – 0.1%
Peugeot SA(b)	28,617	450,783

Hotels, Restaurants & Leisure – 2.4%
Buffalo Wild Wings, Inc.(b)	1,355	197,003
Carnival Corp.(a)	7,324	349,648
Domino’s Pizza, Inc.	11,429	1,381,537
Genting Malaysia Bhd	87,510	93,467
Hilton Worldwide Holdings, Inc.	62,045	1,289,295
Interval Leisure Group, Inc.	1	14
Marriott International, Inc./MD – Class A	2,500	165,100
McDonald’s Corp.(a)	2,886	352,265
MGM Resorts International(b)	16,883	385,777
Sonic Corp.(a)	72,324	2,154,532
Starwood Hotels & Resorts Worldwide, Inc.	28,901	2,122,200
Wyndham Worldwide Corp.	3,122	210,392

		8,701,230

Household Durables – 0.5%
CalAtlantic Group, Inc.	28,026	1,036,682
Garmin Ltd.	745	31,677
Mohawk Industries, Inc.(b)	3,243	637,866

		1,706,225

Internet & Catalog Retail – 1.6%
Amazon.com, Inc.(a)(b)	2,039	1,473,769
Liberty Interactive Corp. QVC Group – Class A(b)	53,269	1,437,198
Netflix, Inc.(b)	7,468	765,993
Priceline Group, Inc. (The)(a)(b)	625	790,206
Wayfair, Inc. – Class A(b)(c)	33,524	1,380,518

		5,847,684

Media – 2.7%
Charter Communications, Inc. – Class A(b)	3,015	660,104
Comcast Corp. – Class A	27,052	1,712,392
Discovery Communications, Inc. – Class A(a)(b)	13,903	387,199
DISH Network Corp. – Class A(b)	31,002	1,547,000
JCDecaux SA	28,240	1,168,091
Liberty Global PLC LiLAC – Class A(b)	3,153	129,525
Naspers Ltd. – Class N	5,927	872,073
Time Warner, Inc.	18,403	1,392,371
Walt Disney Co. (The)(a)	17,252	1,711,743

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

WPP PLC	19,840	$457,547

		10,038,045

Multiline Retail – 0.3%
Dollar Tree, Inc.(b)	8,187	741,251
Macy’s, Inc.	9,914	329,244

		1,070,495

Specialty Retail – 2.6%
AutoNation, Inc.(a)(b)	50,588	2,551,659
AutoZone, Inc.(a)(b)	3,142	2,394,832
Home Depot, Inc. (The)	28,048	3,705,702
Industria de Diseno Textil SA	17,384	587,308
MarineMax, Inc.(b)	10,962	186,135

		9,425,636

Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	9,928	391,362
Moncler SpA	19,958	333,134
NIKE, Inc. – Class B	29,310	1,618,498

		2,342,994

		42,955,353

Information Technology – 9.7%
Communications Equipment – 0.8%
ARRIS International PLC(b)	17,687	426,257
Cisco Systems, Inc.	28,000	813,400
Polycom, Inc.(b)	121,618	1,459,416
QUALCOMM, Inc.	5,620	308,650
Radware Ltd.(b)	13,499	161,718

		3,169,441

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	74,783	1,562,217
Flextronics International Ltd.(b)	27,668	344,466
TE Connectivity Ltd.	33,816	2,028,960

		3,935,643

Internet Software & Services – 2.1%
Facebook, Inc. – Class A(b)	20,703	2,459,723
Rackspace Hosting, Inc.(b)	9,279	231,975
Tencent Holdings Ltd.	82,652	1,834,366
Yahoo!, Inc.(b)	85,999	3,262,802

		7,788,866

IT Services – 0.9%
Computer Sciences Corp.	1,580	77,736
CSRA, Inc.	7,055	174,752
MasterCard, Inc. – Class A	12,516	1,200,284
Visa, Inc. – Class A	7,269	573,815
Western Union Co. (The) – Class W	64,101	1,246,765

		3,273,352

20	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.2%
Analog Devices, Inc.	6,770	$396,045
Broadcom Ltd.	19,571	3,020,980
Fairchild Semiconductor International, Inc.(b)	19,027	378,066
Microsemi Corp.(b)	11,841	400,581
NVIDIA Corp.	2,570	120,070

		4,315,742

Software – 2.3%
Activision Blizzard, Inc.	14,346	563,224
Citrix Systems, Inc.(b)	1,885	160,074
CommVault Systems, Inc.(b)	4,469	202,356
Microsoft Corp.	50,689	2,686,517
Oracle Corp.	54,282	2,182,136
PTC, Inc.(a)(b)	9,155	327,200
Symantec Corp.	78,087	1,355,591
Take-Two Interactive Software, Inc.(b)	21,252	826,915
Verint Systems, Inc.(b)	5,052	166,666

		8,470,679

Technology Hardware, Storage & Peripherals – 1.3%
EMC Corp./MA(a)	12,434	347,530
Lexmark International, Inc. – Class A	45,495	1,722,441
NCR Corp.(b)	19,643	606,576
Western Digital Corp.	42,474	1,976,740

		4,653,287

		35,607,010

Health Care – 8.1%
Biotechnology – 2.1%
Anacor Pharmaceuticals, Inc.(b)	7,648	759,446
Baxalta, Inc.	72,192	3,265,244
Biogen, Inc.(b)	1,838	532,524
Celator Pharmaceuticals, Inc.(b)	25,388	763,671
Gilead Sciences, Inc.(a)	6,331	551,177
Medivation, Inc.(b)	28,993	1,752,917

		7,624,979

Health Care Equipment & Supplies – 1.0%
Alere, Inc.(b)	5,438	233,562
Becton Dickinson and Co.	11,699	1,947,298
IDEXX Laboratories, Inc.(b)	16,414	1,437,374
TearLab Corp.(b)(c)	25,875	19,924

		3,638,158

Health Care Providers & Services – 1.8%
Acadia Healthcare Co., Inc.(a)(b)	6,796	400,081
Aetna, Inc.	18,239	2,065,202
Anthem, Inc.(a)	12,908	1,705,921

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Brookdale Senior Living, Inc.(b)	6,642	$119,158
HCA Holdings, Inc.(a)(b)	5,058	394,625
Humana, Inc.	6,928	1,195,149
Universal Health Services, Inc. – Class B(a)	6,579	887,244

		6,767,380

Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc.	12,083	1,833,837

Pharmaceuticals – 2.7%
Allergan PLC(b)	17,479	4,120,674
Bristol-Myers Squibb Co.	19,381	1,389,618
Johnson & Johnson	7,799	878,869
Meda AB	119,525	2,121,231
Pfizer, Inc.(a)	45,552	1,580,654

		10,091,046

		29,955,400

Financials – 6.1%
Banks – 1.4%
Bank of America Corp.	143,913	2,128,473
Bank of the Ozarks, Inc.	17,999	700,341
CIT Group, Inc.	20,420	699,589
Citigroup, Inc.	20,190	940,248
Signature Bank/New York NY(a)(b)	2,607	351,945
Western Alliance Bancorp(a)(b)	12,025	453,343

		5,273,939

Capital Markets – 1.3%
Affiliated Managers Group, Inc.(a)(b)	3,134	543,812
Ameriprise Financial, Inc.	12,749	1,296,191
Invesco Ltd.	14,834	465,788
Legg Mason, Inc.	6,650	229,425
LPL Financial Holdings, Inc.(c)	7,550	210,569
OM Asset Management PLC	14,213	215,753
SEI Investments Co.(a)	36,723	1,889,031

		4,850,569

Consumer Finance – 0.3%
Ally Financial, Inc.(b)	28,037	502,984
American Express Co.	8,690	571,454

		1,074,438

Diversified Financial Services – 0.9%
Groupe Bruxelles Lambert SA	5,170	439,377
Intercontinental Exchange, Inc.(a)	1,396	378,484
Leucadia National Corp.	32,340	585,354
Moody’s Corp.(a)	18,195	1,794,755

		3,197,970

Insurance – 2.2%
Aflac, Inc.	24,631	1,710,869

22	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Alleghany Corp.(b)	327	$178,159
Ambac Financial Group, Inc.(b)	4,275	70,495
American International Group, Inc.	17,010	984,539
AmTrust Financial Services, Inc.	18,430	488,764
Aon PLC	10,540	1,151,706
Assurant, Inc.	8,509	743,601
Lincoln National Corp.	25,374	1,163,398
Willis Towers Watson PLC	8,624	1,104,044

WR Berkley Corp.	10,984	626,418

		8,221,993

		22,618,909

Consumer Staples – 5.8%
Beverages – 2.4%
Brown-Forman Corp. – Class B	14,385	1,410,737
Coca-Cola Co. (The)	46,389	2,068,949
Constellation Brands, Inc. – Class A	14,047	2,151,298
Heineken NV	13,872	1,288,797
Molson Coors Brewing Co. – Class B(a)	9,693	961,352
Monster Beverage Corp.(b)	7,088	1,063,200

		8,944,333

Consumer Products – 0.5%
Alphabet, Inc. – Class A(b)	2,074	1,553,115
Alphabet, Inc. – Class C(b)	400	294,288

		1,847,403

Food & Staples Retailing – 1.3%
Casey’s General Stores, Inc.	8,200	985,722
Costco Wholesale Corp.	19,937	2,966,028
Rite Aid Corp.(b)	94,596	728,389

		4,680,139

Food Products – 1.2%
Chocoladefabriken Lindt & Spruengli AG (REG)	33	2,439,890
JM Smucker Co. (The)	1,800	232,470
Kraft Heinz Co. (The)(a)	8,612	716,432
Mondelez International, Inc. – Class A(a)	15,650	696,268
WhiteWave Foods Co. (The)(b)	11,638	519,637

		4,604,697

Household Products – 0.1%
Henkel AG & Co. KGaA	2,320	243,525

Tobacco – 0.3%
British American Tobacco PLC	17,234	1,048,383

		21,368,480

Materials – 5.6%
Chemicals – 3.5%
Axalta Coating Systems Ltd.(b)	16,769	472,047
Celanese Corp. – Series A	18,568	1,308,673
CF Industries Holdings, Inc.(a)	50,826	1,405,847

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Eastman Chemical Co.	7,916	$580,718
Monsanto Co.	3,392	381,498
Sherwin-Williams Co. (The)	17,141	4,989,574
Valspar Corp. (The)	24,845	2,691,210
WR Grace & Co.	13,740	1,066,774

		12,896,341

Construction Materials – 0.4%
Buzzi Unicem SpA	10,566	210,146

Martin Marietta Materials, Inc.	5,527	1,044,824

		1,254,970

Containers & Packaging – 0.2%
Berry Plastics Group, Inc.(b)	4,719	184,843
Owens-Illinois, Inc.(b)	36,872	696,881

		881,724

Metals & Mining – 1.2%
Alcoa, Inc.	87,720	813,165
Boliden AB	12,861	227,754
Freeport-McMoRan, Inc.	56,476	625,754
Impala Platinum Holdings Ltd.(b)	50,035	143,105
Newmont Mining Corp.	20,359	659,835
Silver Wheaton Corp.	32,092	597,553
Teck Resources Ltd. – Class B	101,062	973,227
United States Steel Corp.(c)	27,951	404,451

		4,444,844

Paper & Forest Products – 0.3%
Canfor Corp.(b)	66,727	798,882
West Fraser Timber Co., Ltd.	12,245	418,329

		1,217,211

		20,695,090

Industrials – 5.6%
Aerospace & Defense – 1.0%
Airbus Group SE	5,151	320,526
Esterline Technologies Corp.(b)	5,190	349,858
Lockheed Martin Corp.(a)	2,893	683,413
Meggitt PLC	76,990	431,806
Raytheon Co.(a)	7,982	1,035,026
United Technologies Corp.	9,770	982,667

		3,803,296

Air Freight & Logistics – 0.8%
FedEx Corp.	16,653	2,747,245

Airlines – 0.4%
Delta Air Lines, Inc.	29,230	1,270,336
Spirit Airlines, Inc.(b)	3,161	137,408
Wizz Air Holdings PLC(b)(d)	6,496	182,249

		1,589,993

24	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.1%
Tyco International PLC	12,197	$519,836

Construction & Engineering – 0.1%
AECOM(b)	12,888	413,834

Electrical Equipment – 0.4%
Eaton Corp. PLC	22,166	1,366,091

Industrial Conglomerates – 0.8%
Danaher Corp.	9,259	910,715

General Electric Co.	62,146	1,878,674
Jardine Strategic Holdings Ltd.	4,890	145,208

		2,934,597

Marine – 0.2%
Kirby Corp.(b)	8,971	628,688

Road & Rail – 1.4%
Avis Budget Group, Inc.(b)	12,503	375,090
Hertz Global Holdings, Inc.(b)	52,026	504,132
Kansas City Southern	12,324	1,147,364
Old Dominion Freight Line, Inc.(b)	5,805	373,552
Ryder System, Inc.	6,607	459,979
Swift Transportation Co.(b)(c)	40,308	627,999
Union Pacific Corp.	19,589	1,649,198

		5,137,314

Trading Companies & Distributors – 0.3%
AerCap Holdings NV(b)	25,368	991,635
MRC Global, Inc.(b)	12,218	173,373

		1,165,008

Transportation Services – 0.1%
Europcar Groupe SA(b)(d)	17,225	177,361

		20,483,263

Energy – 2.4%
Energy Equipment & Services – 0.4%
Halliburton Co.	13,448	567,237
National Oilwell Varco, Inc.	21,064	694,059
Schlumberger Ltd.	4,719	360,059

		1,621,355

Oil, Gas & Consumable Fuels – 2.0%
Apache Corp.(a)	5,617	320,955
Concho Resources, Inc.(b)	6,681	810,673
Continental Resources, Inc./OK(b)(c)	29,345	1,234,251
Devon Energy Corp.	2,605	94,015
EOG Resources, Inc.	14,398	1,171,421
Hess Corp.	5,638	337,885
Murphy Oil Corp.(c)	9,931	306,967
Newfield Exploration Co.(b)	16,340	666,182

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	25

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Occidental Petroleum Corp.		15,400	$1,161,776
Suncor Energy, Inc. (New York)(a)(c)		39,123	1,081,751
Surgutneftegas OAO (Preference Shares)		71,300	43,844

			7,229,720

			8,851,075

Utilities – 1.2%
Electric Utilities – 0.7%
ITC Holdings Corp.		61,951	2,758,059

Multi-Utilities – 0.5%
Sempra Energy(a)		16,220	1,737,486

			4,495,545

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.1%
Cellnex Telecom SAU(d)		14,120	227,711
Sunrise Communications Group AG(d)		5,276	316,940

			544,651

Wireless Telecommunication Services – 0.2%
China Mobile Ltd.		58,633	668,379

			1,213,030

Total Common Stocks (cost $200,200,769)			208,243,155

		Principal Amount (000)
CORPORATE BONDS – 8.8%
Corporate – High Yield – 8.1%
Aerospace & Defense – 0.3%
Bombardier, Inc. 5.75%, 3/15/22(d)	U.S.$	100	85,000
7.50%, 3/15/25(d)		100	88,000
7.75%, 3/15/20(d)		101	100,495
DynCorp International, Inc. 10.375%, 7/01/17		1,100	896,500

			1,169,995

Automobiles – 0.1%
Navistar International Corp. 8.25%, 11/01/21(c)		300	212,310

Banks – 0.1%
Ally Financial, Inc. 5.125%, 9/30/24		130	134,062
Citigroup, Inc. Series T 6.25% (LIBOR 3 Month + 4.517%), 8/15/26(e)(f)		50	51,678

26	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 7.50% (USSW5 + 4.76%), 6/27/24(e)(f)	U.S.$	140	$140,350

			326,090

Building Materials – 0.0%
HD Supply, Inc. 5.75%, 4/15/24(d)		100	104,000

Chemicals – 0.2%
Aruba Investments, Inc. 8.75%, 2/15/23(d)		125	120,000
Blue Cube Spinco, Inc. 9.75%, 10/15/23(d)		110	127,050
10.00%, 10/15/25(d)		15	17,512
Cornerstone Chemical Co. 9.375%, 3/15/18(d)		165	156,750
Hexion, Inc. 10.00%, 4/15/20		175	163,625

			584,937

Consumer Cyclical Services – 0.2%
APX Group, Inc. 7.875%, 12/01/22(d)		400	402,000
8.75%, 12/01/20		170	154,700
Monitronics International, Inc. 9.125%, 4/01/20		110	90,200
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(d)		170	177,225

			824,125

Diversified Manufacturing – 0.0%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc. 8.625%, 6/01/21(d)		50	37,500

Electric – 0.3%
Dynegy, Inc. 7.625%, 11/01/24(g)		45	43,200
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 11.25% (11.25% Cash or 12.25% PIK), 12/01/18(d)(h)(i)		650	615,875
GenOn Americas Generation LLC 8.50%, 10/01/21		60	45,000
GenOn Energy, Inc. 7.875%, 6/15/17		600	505,500

			1,209,575

Environmental – 0.0%
Advanced Disposal Services, Inc. 8.25%, 10/01/20		45	46,350

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	27

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Other – 0.0%
Credit Acceptance Corp. 6.125%, 2/15/21	U.S.$	50	$48,250
Walter Investment Management Corp. 7.875%, 12/15/21		100	57,500

			105,750

Food & Staples Retailing – 0.0%
Rite Aid Corp. 6.875%, 12/15/28(d)		60	69,000

Health Care – 0.7%
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		135	114,750
Crimson Merger Sub, Inc. 6.625%, 5/15/22(d)		140	114,275
HCA, Inc. 5.875%, 5/01/23		90	95,288
inVentiv Health, Inc. 10.00% (10.00% Cash or 12.00% PIK), 8/15/18(d)(i)		1,300	1,322,750
Kindred Healthcare, Inc. 6.375%, 4/15/22		140	126,000
8.75%, 1/15/23		100	97,875
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(d)		500	514,690
Select Medical Corp. 6.375%, 6/01/21		115	110,687
Tenet Healthcare Corp. 6.75%, 6/15/23		95	89,300

			2,585,615

Home Construction – 0.0%
Century Communities, Inc. 6.875%, 5/15/22		40	38,700

Hotels Restaurants & Leisure – 1.1%
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(h)		1,350	1,262,250
10.00%, 12/15/18(h)		980	377,300
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		1,300	1,309,750
11.00%, 10/01/21		200	191,500
Codere Finance 2 Luxembourg SA 9.00% (5.50% Cash and 3.5% PIK), 6/30/21(d)(i)		25	25,688
9.00%, 6/30/21(d)(i)		40	38,800

28	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LTF Merger Sub, Inc. 8.50%, 6/15/23(d)	U.S.$	250	$239,375
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. 5.625%, 5/01/24(d)		95	99,750
MGM Resorts International 7.75%, 3/15/22		60	67,500
Mohegan Tribal Gaming Authority 9.75%, 9/01/21		245	258,169
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(d)		95	92,862
Scientific Games International, Inc. 10.00%, 12/01/22		120	97,200
Shingle Springs Tribal Gaming Authority 9.75%, 9/01/21(d)		10	10,975

			4,071,119

Independent – 0.2%
California Resources Corp. 5.00%, 1/15/20		5	2,700
5.50%, 9/15/21(c)		18	9,720
6.00%, 11/15/24(c)		4	2,165
8.00%, 12/15/22(d)		66	48,180
Jupiter Resources, Inc. 8.50%, 10/01/22(d)		80	50,000
Kosmos Energy Ltd. 7.875%, 8/01/21(d)		55	50,600
MEG Energy Corp. 7.00%, 3/31/24(d)		90	69,300
Memorial Production Partners LP/Memorial Production Finance Corp. 7.625%, 5/01/21		90	44,550
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.00%, 6/01/20(h)		450	245,250
Rice Energy, Inc. 6.25%, 5/01/22		100	98,500
7.25%, 5/01/23		65	65,650
SandRidge Energy, Inc. 8.75%, 6/01/20(d)(h)		450	177,750
Southwestern Energy Co. 4.95%, 1/23/25		30	25,125
WPX Energy, Inc. 8.25%, 8/01/23		25	24,437

			913,927

Industrial Other – 0.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(d)		105	88,463

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	29

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harland Clarke Holdings Corp. 9.25%, 3/01/21(d)	U.S.$	180	$149,400

			237,863

Insurance – 0.4%
Ambac Assurance Corp. 5.10%, 6/07/20(a)(d)		1,386	1,568,095
Radian Group, Inc. 7.00%, 3/15/21		45	47,700

			1,615,795

Life Sciences Tools & Services – 0.0%
Ironwood Pharmaceuticals, Inc. 11.00%, 6/15/24(j)		36	36,199

Media – 0.9%
Altice Finco SA 8.125%, 1/15/24(d)		150	148,500
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		100	102,750
Cenveo Corp. 6.00%, 8/01/19(d)		65	53,300
8.50%, 9/15/22(d)		160	112,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(d)		370	353,350
7.75%, 7/15/25(d)		160	166,000
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		40	39,000
Series B 7.625%, 3/15/20		35	33,600
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		60	25,913
DISH DBS Corp. 5.00%, 3/15/23		30	27,300
5.875%, 11/15/24		65	60,158
iHeartCommunications, Inc. 9.00%, 12/15/19		75	58,875
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(i)		535	209,987
Intelsat Jackson Holdings SA 7.25%, 10/15/20		180	125,550
Intelsat Luxembourg SA 7.75%, 6/01/21		575	171,063
McClatchy Co. (The) 9.00%, 12/15/22		75	71,250
Neptune Finco Corp. 10.125%, 1/15/23(d)		95	106,400

30	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.875%, 10/15/25(d)	U.S.$	420	$478,800
Radio One, Inc. 7.375%, 4/15/22(d)		810	773,550
9.25%, 2/15/20(d)		145	125,425

			3,242,771

Metals & Mining – 0.8%
Alpha Natural Resources, Inc. 6.25%, 6/01/21(h)		1,100	8,250
American Gilsonite Co. 11.50%, 9/01/17(j)		1,240	697,500
CONSOL Energy, Inc. 5.875%, 4/15/22		475	387,125
8.00%, 4/01/23(c)		200	172,000
First Quantum Minerals Ltd. 6.75%, 2/15/20(d)		30	24,000
Freeport-McMoRan, Inc. 5.45%, 3/15/43		175	132,071
IAMGOLD Corp. 6.75%, 10/01/20(d)		75	63,000
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(d)		180	184,950
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(d)		140	121,625
8.25%, 1/15/21(d)		105	80,587
Teck Resources Ltd. 8.00%, 6/01/21(d)(k)		105	107,100
8.50%, 6/01/24(d)(k)		105	107,625
United States Steel Corp. 8.375%, 7/01/21(d)		350	361,375
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.75%, 12/15/18(d)		500	458,750

			2,905,958

Midstream – 0.1%
Energy Transfer Equity LP 5.875%, 1/15/24		65	60,288
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, 7/15/22		110	94,875
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		30	30,150
6.25%, 3/15/22		115	117,587

			302,900

Oil Field Services – 0.1%
Globe Luxembourg SCA 9.625%, 5/01/18(d)		60	48,150
Parker Drilling Co. 6.75%, 7/15/22		145	103,675

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	31

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 5.95%, 4/15/42	U.S.$	70	$44,625

			196,450

Owned No Guarantee – 0.0%
Citgo Holding, Inc. 10.75%, 2/15/20(d)		100	100,000

Packaging – 0.1%
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.375%, 5/01/22(d)		200	190,750

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(d)		450	376,313
7.50%, 7/15/21(d)		135	122,175

			498,488

Real Estate Investment Trusts (REITS) – 0.3%
Annington Finance No. 5 PLC 13.00%, 1/15/23(d)(i)	GBP	496	825,589
VEREIT Operating Partnership LP 4.875%, 6/01/26(k)	U.S.$	150	153,188

			978,777

Retailers – 0.2%
Boardriders SA 9.50%, 12/15/20(d)	EUR	360	320,443
Claire’s Stores, Inc. 8.875%, 3/15/19	U.S.$	135	27,000
9.00%, 3/15/19(d)		45	27,675
Guitar Center, Inc. 6.50%, 4/15/19(d)		125	110,938
9.625%, 4/15/20(d)		10	7,250
Hot Topic, Inc. 9.25%, 6/15/21(d)		30	30,225
Toys R Us, Inc. 7.375%, 10/15/18		170	134,300

			657,831

Supermarkets – 0.3%
New Albertsons, Inc. 6.625%, 6/01/28		45	39,825
7.15%, 7/23/27(g)		30	24,844
7.45%, 8/01/29		325	313,625
8.00%, 5/01/31		650	640,250
SUPERVALU, Inc. 6.75%, 6/01/21		40	34,300

			1,052,844

32	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.6%
Advanced Micro Devices, Inc. 7.00%, 7/01/24	U.S.$	120	$94,800
7.50%, 8/15/22		295	243,375
Aegis Merger Sub, Inc. 10.25%, 2/15/23(j)		1,480	1,480,000
BMC Software Finance, Inc. 8.125%, 7/15/21(d)		130	95,875
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(d)(i)		235	170,962
Cengage Learning, Inc. 9.50%, 6/15/24(d)(k)		45	45,563
First Data Corp. 5.00%, 1/15/24(d)		70	69,956
Global A&T Electronics Ltd. 10.00%, 2/01/19(d)		115	80,500

			2,281,031

Textiles Apparel & Luxury Goods – 0.0%
HT Intermediate Holdings Corp. 12.00% (12.00 Cash or 12.75% PIK), 5/15/19(d)(i)		60	56,400

Transportation Services – 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, 11/15/21(d)		1,375	1,125,025

Wireless Telecommunication Services – 0.5%
Digicel Ltd. 6.75%, 3/01/23(d)		115	101,200
Numericable-SFR SA 7.375%, 5/01/26(d)		1,280	1,291,200
Sprint Corp. 7.625%, 2/15/25		70	52,653
7.875%, 9/15/23		240	187,200
T-Mobile USA, Inc. 6.00%, 4/15/24		35	36,474
6.375% TMUS, 3/01/25		55	57,612
6.625%, 4/01/23		60	63,600

			1,789,939

Wirelines – 0.1%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.25%, 10/15/23		30	28,275
Frontier Communications Corp. 7.125%, 1/15/23		15	13,388
7.625% FTR, 4/15/24		40	35,300

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	33

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.50%, 9/15/22(d)	U.S.$	65	$67,681
11.00%, 9/15/25(d)		55	55,962

			200,606

			29,768,620

Corporate – Investment Grade – 0.7%
Hotels Restaurants & Leisure – 0.0%
Yum! Brands, Inc. 6.875%, 11/15/37		75	72,188

Independent – 0.3%
Murphy Oil Corp. 3.50%, 12/01/17		1,100	1,094,125

Metals & Mining – 0.1%
Glencore Finance Canada Ltd. 4.25%, 10/25/22(d)		100	90,125
6.00%, 11/15/41(d)		100	81,125
Glencore Funding LLC 2.875%, 4/16/20(d)		100	91,760

			263,010

Midstream – 0.0%
Energy Transfer Partners LP 4.90%, 3/15/35		15	12,372
5.15%, 2/01/43		5	4,150
6.125%, 12/15/45		15	14,161
6.50%, 2/01/42		5	4,832
6.625%, 10/15/36		15	14,434
Williams Partners LP 3.60%, 3/15/22		10	8,805
3.90%, 1/15/25		20	17,277
5.80%, 11/15/43		10	8,337
6.30%, 4/15/40		5	4,601
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		10	9,044

			98,013

Technology – 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(d)(k)		10	10,168
6.02%, 6/15/26(d)(k)		440	444,789
8.10%, 7/15/36(d)(k)		60	61,387
8.35%, 7/15/46(d)(k)		435	442,822
Micron Technology, Inc. 7.50%, 9/15/23(d)		95	99,750

			1,058,916

			2,586,252

Total Corporate Bonds (cost $32,477,941)			32,354,872

34	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

OTHER ASSET BACKED SECURITIES – 2.8%
Residential Mortgage – 2.2%
Citi Held For Asset Issuance Series 2016-PM1, Class A
4.65%, 4/15/25(d)	U.S.$	1,446	$1,456,730
7.67%, 4/15/25(d)		1,085	1,136,509
Credit-Based Asset Servicing and Securitization LLC 0.619% (LIBOR 1 Month + 0.18%), 4/25/37(e)		8,000	2,193,574
Soundview Home Loan Trust 2007-OPT4 1.396% (LIBOR 1 Month + 0.95%), 9/25/37(e)		4,560	3,252,413

			8,039,226

Real Estate Investment Trusts (REITS) – 0.6%
Carrington Mortgage Loan Trust 0.606% (LIBOR 1 Month + 0.16%), 10/25/36(e)		3,250	2,249,958

Thrifts & Mortgage Finance – 0.0%
Sunset Mortgage Loan Co. LLC Class A, Series 2015-NPL1 4.459%, 9/18/45(d)		80	79,963

Total Other Asset Backed Securities (cost $10,244,965)			10,369,147

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.0%
Securitized – 2.0%
Banks – 0.5%
Bear Stearns ALT-A Trust 2006-3 3.089%, 5/25/36		2,761	1,667,527

Capital Markets – 0.5%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2 0.656% (LIBOR 1 Month + 0.21%), 4/25/37(e)		3,363	1,797,188

Real Estate Investment Trusts (REITS) – 1.0%
American Home Mortgage Investment Trust 0.826% (LIBOR 1 Month + 0.38%), 3/25/46(e)		9,488	3,797,754
Commercial Mortgage Trust Series 2006-C8, Class AJ 5.377%, 12/10/46		15	14,560

			3,812,314

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	35

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Sunset Mortgage Loan Co. LLC Class A, Series 2014-NPL1 3.228%, 8/16/44(d)	U.S.$	100	$99,338

Total Collateralized Mortgage Obligations (cost $7,545,899)			7,376,367

		Shares
DEPOSITORY RECEIPTS – 1.7%
Materials – 0.7%
Chemicals – 0.5%
Syngenta AG (ADR)		24,344	1,920,498

Metals & Mining – 0.2%
AngloGold Ashanti Ltd. (Sponsored ADR)(b)		20,436	274,455
MMC Norilsk Nickel PJSC (ADR)		7,940	109,493
Rio Tinto PLC (Sponsored ADR)(c)		15,233	427,133

			811,081

			2,731,579

Information Technology – 0.6%
Internet Software & Services – 0.2%
Qihoo 360 Technology Co., Ltd. (ADR)(b)		10,343	768,485

Semiconductors & Semiconductor Equipment – 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)		57,001	1,409,065

			2,177,550

Consumer Staples – 0.3%
Beverages – 0.2%
Anheuser-Busch InBev SA/NV (Sponsored ADR)		5,863	740,028

Food & Staples Retailing – 0.0%
Lenta Ltd. (GDR)(b)(d)		14,780	101,095

Food Products – 0.1%
Unilever NV		3,500	157,149

			998,272

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Gazprom PAO (Sponsored ADR)		23,010	100,093
LUKOIL PJSC (Sponsored ADR)		2,640	101,561
Rosneft OAO (GDR)		10,360	50,122

			251,776

Total Depository Receipts (cost $6,339,328)			6,159,177

36	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENT ISSUES – 1.1%
Argentina – 0.0%
Argentine Republic Government International Bond 6.25%, 4/22/19(d)	U.S.$	125	$130,625

United States – 1.1%
U.S. Treasury Notes 1.00%, 10/31/16(a)		2,000	2,003,886
1.50%, 6/30/16(a)		2,000	2,002,036

			4,005,922

Total Government Issues (cost $4,131,129)			4,136,547

BANK LOANS – 0.6%
Consumer Discretionary – 0.4%
Hotels, Restaurants & Leisure – 0.1%
AMF Bowling Centers, Inc. 7.25% (LIBOR 3 Month + 6.25%), 9/18/21(e)		72	71,820
Cowlitz Tribal Gaming Authority 11.50% (LIBOR 3 Month + 10.50%), 12/04/21(e)		145	135,155
Mashantucket (Western) Pequot Tribe, CT 5.00% (LIBOR 3 Month + 4.00%), 7/01/18(e)		230	202,509
9.375% (LIBOR 3 Month + 8.13%), 6/30/20(e)		119	103,862
Mount Airy Lodge LLC 13.50% (LIBOR 3 Month + 13.50%), 4/19/18(e)(g)		45	44,819
Red Lobster Management LLC 6.25% (LIBOR 3 Month + 5.25%), 7/28/21(e)		76	75,954

			634,119

Internet & Catalog Retail – 0.0%
Spencer Gifts LLC 5.25% (LIBOR 3 Month + 4.25%), 6/29/22(e)		70	62,196

Media – 0.1%
AP NMT Acquisition BV 6.75% (LIBOR 3 Month + 5.75%), 8/13/21(e)		34	27,253
Cumulus Media Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 12/23/20(e)		205	145,251

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	37

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iHeartCommunications, Inc. 7.204% (LIBOR 3 Month + 6.75%), 1/30/19(e)	U.S.$	247	$189,329
Tribune Publishing Company 5.75% (LIBOR 3 Month + 4.75%), 7/07/21(e)		86	83,963

			445,796

Retailers – 0.1%
Container Store, Inc. 4/06/19(l)		73	65,964
Nine West Holdings, Inc. 6.25% (LIBOR 3 Month + 5.25%), 1/08/20(e)		380	84,865
Toys R Us Delaware, Inc. 9.75% (LIBOR 3 Month + 8.75%), 4/24/20(e)		50	41,499

			192,328

Specialty Retail – 0.1%
Ascena Retail Group, Inc. 5.25% (LIBOR 3 Month + 4.50%), 8/21/22(e)		16	15,033
Gymboree Corporation, (The) 5.00% (LIBOR 3 Month + 3.50%), 2/23/18(e)		264	201,917

			216,950

Textiles, Apparel & Luxury Goods – 0.0%
Calceus Acquisition, Inc. 2/01/20(l)		49	37,074
Indra Holdings Corp. 5.25% (LIBOR 3 Month + 4.25%), 5/01/21(e)		35	29,400

			66,474

			1,617,863

Utilities – 0.1%
Electric Utilities – 0.1%
Texas Competitive Electric Holdings Company, LLC 4.917% (LIBOR 3 Month + 4.50%), 10/10/16(e)(g)		726	221,920

Financials – 0.1%
Capital Markets – 0.0%
GTCR Valor Cos., Inc. 5/30/21(l)		50	49,597

38	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Diversified Financial Services – 0.1%
Onex Carestream Finance LP 9.50% (LIBOR 3 Month + 8.50%), 12/07/19(e)	U.S.$	165	$154,672

			204,269

Materials – 0.0%
Chemicals – 0.0%
Albaugh, LLC 6.00% (LIBOR 3 Month + 5.00%), 5/28/21(e)		100	98,750
Styrolution US Holding LLC 6.50% (LIBOR 3 Month + 5.50%), 11/07/19(e)		50	50,061

			148,811

Information Technology – 0.0%
Internet Software & Services – 0.0%
MModal, Inc. 9.00% (LIBOR 3 Month + 7.75%), 1/31/20(e)		34	28,532

Technology – 0.0%
BMC Software Finance, Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(e)		96	86,240

			114,772

Health Care – 0.0%
Health Care – 0.0%
Ortho-Clinical Diagnostics, Inc. 4.75% (LIBOR 3 Month + 15.00%), 6/30/21(e)		42	39,343

Total Bank Loans (cost $2,399,819)			2,346,978

MUNICIPALS – 0.4%
Municipal – 0.4%
Local Authorities – 0.4%
Commonwealth of Puerto Rico 5.00%, 7/01/33-7/01/35(g)		205	125,306
5.125%, 7/01/31-7/01/37(g)		120	73,382
5.25%, 7/01/34(g)		5	3,063
5.75%, 7/01/41(g)		10	6,175

Series 2012A 5.00%, 7/01/41(g)		20	12,225
Puerto Rico Public Buildings Authority 5.65%, 7/01/28(g)		515	279,387
5.70%, 7/01/28(g)		550	298,375

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	39

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. 5.25%, 8/01/40(g)	U.S.$	150	$91,500
6.00%, 8/01/38(g)		25	15,500
6.05%, 8/01/36-8/01/39(g)		760	472,999
6.13%, 8/01/38(g)		5	3,100
Texas Public Finance Authority 8.25%, 7/01/24		65	66,784

Total Municipals (cost $1,643,562)			1,447,796

CONVERTIBLE BONDS – 0.3%
Convertible – 0.3%
Liberty Interactive LLC 3.75%, 2/15/30(m)		130	74,669
Navistar International Corp. 4.50%, 10/15/18(m)		45	25,847
4.75%, 4/15/19(m)		66	36,217
SolarCity Corp. 1.625%, 11/01/19(a)(m)		1,555	867,884
SunEdison, Inc. 0.25%, 1/15/20(d)(h)(m)		90	5,400
2.00%, 10/01/18(h)(m)		85	5,100
2.375%, 4/15/22(h)(m)		325	19,500
2.625%, 6/01/23(d)(h)(m)		275	16,500
3.375%, 6/01/25(d)(h)(m)		360	21,600
Walter Investment Management Corp. 4.50%, 11/01/19(m)		66	31,763

Total Convertible Bonds (cost $2,486,008)			1,104,480

		Shares
PREFERRED STOCKS – 0.2%
Health Care – 0.2%
Pharmaceuticals – 0.2%
Allergan PLC 5.50%(m) (cost $1,068,811)		1,056	891,961

		Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Equities – 0.1%
Alibaba Group Holding Ltd. Expiration: Jun 2016, Exercise Price: $ 80.00(b)(n)		21	2,337
Bank of the Ozarks, Inc. Expiration: Jun 2016, Exercise Price: $ 35.00(b)(n)		43	972

40	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Bank of the Ozarks, Inc. Expiration: Aug 2016, Exercise Price: $ 35.00(b)(n)	34	$4,332
BofI Holding, Inc. Expiration: Jun 2016, Exercise Price: $ 17.50(b)(n)	67	2,928
BofI Holding, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(b)(n)	33	5,887
BofI Holding, Inc. Expiration: Jul 2016, Exercise Price: $ 17.50(b)(n)	39	3,654
BofI Holding, Inc. Expiration: Jul 2016, Exercise Price: $ 20.00(b)(n)	32	7,184
CarMax, Inc. Expiration: Jul 2016, Exercise Price: $ 50.00(b)(n)	38	4,773
Caterpillar, Inc. Expiration: Jun 2016, Exercise Price: $ 67.50(b)(n)	60	1,314
Cheniere Energy, Inc. Expiration: Jun 2016, Exercise Price: $ 32.50(b)(n)	91	12,467
Cheniere Energy, Inc. Expiration: Sep 2016, Exercise Price: $ 30.00(b)(n)	100	22,020
Chesapeake Energy Corp. Expiration: Jun 2016, Exercise Price: $ 6.00(b)(n)	101	16,524
Continental Resources, Inc./OK Expiration: Jun 2016, Exercise Price: $ 38.00(b)(n)	36	1,692
Credit Acceptance Corp. Expiration: Jun 2016, Exercise Price: $ 185.00(b)(n)	6	3,391
Credit Acceptance Corp. Expiration: Jun 2016, Exercise Price: $ 200.00(b)(n)	7	11,160
Diamond Resorts International, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(b)(n)	40	2,468
Diamond Resorts International, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(b)(n)	39	6,107
Diamond Resorts International, Inc. Expiration: Aug 2016, Exercise Price: $ 22.50(b)(n)	48	16,320

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	41

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Envision Healthcare Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 20.00(b)(n)	54	$329
Envision Healthcare Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(b)(n)	107	2,236
Five Below, Inc. Expiration: Jun 2016, Exercise Price: $ 38.00(b)(n)	36	1,793
Five Below, Inc. Expiration: Jun 2016, Exercise Price: $ 41.00(b)(n)	41	5,744
Fortescue Metals Group Ltd. Expiration: Aug 2016, Exercise Price: AUD 2.80(b)(n)	560	10,645
Franklin Resources, Inc. Expiration: Jun 2016, Exercise Price: $ 35.00(b)(n)	75	1,223
Freeport McMoran, Inc. Expiration: Jun 2016, Exercise Price: $ 10.00(b)(n)	208	5,262
Freeport McMoran, Inc. Expiration: Jun 2016, Exercise Price: $ 12.00(b)(n)	167	20,374
Glencore PLC Expiration: Jun 2016, Exercise Price: GBP 1.30(b)(o)	75,009	5,649
Glencore PLC Expiration: Jun 2016, Exercise Price: GBP 1.35(b)(o)	70,148	8,026
GNC Holdings, Inc. Expiration: Sep 2016, Exercise Price: $ 25.00(b)(n)	41	9,094
GrubHub, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(b)(n)	29	438
GrubHub, Inc. Expiration: Jun 2016, Exercise Price: $ 27.50(b)(n)	35	7,833
Hewlett Packard Co. Expiration: Jun 2016, Exercise Price: $ 12.00(b)(n)	173	398
Horizon Pharma PLC Expiration: Aug 2016, Exercise Price: $ 14.00(b)(n)	21	2,054
HP, Inc. Expiration: Aug 2016, Exercise Price: $ 12.00(b)(n)	257	6,579

42	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Kingsoft Corp., Ltd. Expiration: Jun 2016, Exercise Price: HKD 14.00(b)(o)	85,000	$3,468
Kingsoft Corp., Ltd. Expiration: Jun 2016, Exercise Price: HKD 16.50(b)(o)	50,000	11,820
Lenovo Group Ltd. Expiration: Jul 2016, Exercise Price: HKD 5.00(b)(o)	290,000	20,227
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 60.00(b)(n)	50	4,130
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 62.50(b)(n)	9	1,382
lululemon athletica, Inc. Expiration: Jun 2016, Exercise Price: $ 67.50(b)(n)	22	8,888
Mallinckrodt PLC Expiration: Jun 2016, Exercise Price: $ 55.00(b)(n)	21	1,264
Mallinckrodt PLC Expiration: Jul 2016, Exercise Price: $ 60.00(b)(n)	38	13,243
Mobileye NV Expiration: Jun 2016, Exercise Price: $ 35.00(b)(n)	53	2,162
Mobileye NV Expiration: Jun 2016, Exercise Price: $ 40.00(b)(n)	45	11,925
Netflix, Inc. Expiration: Jul 2016, Exercise Price: $ 90.00(b)(n)	33	4,947
Netflix, Inc. Expiration: Jul 2016, Exercise Price: $ 95.00(b)(n)	17	4,466
Santander Consumer USA Holdings, Inc. Expiration: Jun 2016, Exercise Price: $ 12.00(b)(n)	95	2,432
Santander Consumer USA Holdings, Inc. Expiration: Jul 2016, Exercise Price: $ 13.00(b)(n)	66	6,758
Signet Jewelers Ltd. Expiration: Jun 2016, Exercise Price: $ 100.00(b)(n)	21	7,184
Signet Jewelers Ltd. Expiration: Jun 2016, Exercise Price: $ 110.00(b)(n)	15	17,243

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	43

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

SolarCity Corp. Expiration: Jun 2016, Exercise Price: $ 17.00(b)(n)	179	$2,685
Sotheby’s Expiration: Jul 2016, Exercise Price: $ 27.00(b)(n)	54	3,148
Sotheby’s Expiration: Jul 2016, Exercise Price: $ 29.00(b)(n)	40	4,728
Southwestern Energy Co. Expiration: Jun 2016, Exercise Price: $ 12.00(b)(n)	84	1,982
SPDR Euro STOXX 50 ETF Expiration: Aug 2016, Exercise Price: $ 33.00(b)(o)	29,750	37,723
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 17.50(b)(n)	77	385
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 20.00(b)(n)	75	2,063
Stratasys Ltd. Expiration: Jun 2016, Exercise Price: $ 22.50(b)(n)	43	4,446
Sunrun, Inc. Expiration: Jun 2016, Exercise Price: $ 7.50(b)(n)	47	5,551
Teck Resources Ltd. Expiration: Jun 2016, Exercise Price: $ 11.00(b)(n)	88	14,142
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 200.00(b)(n)	5	433
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 205.00(b)(n)	8	1,134
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 210.00(b)(n)	14	3,175
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 215.00(b)(n)	13	4,577
Valeant Pharmaceuticals International, Inc. Expiration: Jun 2016, Exercise Price: $ 27.50(b)(n)	20	3,674
Valeant Pharmaceuticals International, Inc. Expiration: Jul 2016, Exercise Price: $ 35.00(b)(n)	16	12,696

44	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 22.50(b)(n)		95	$675
Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 25.00(b)(n)		150	4,080
Zillow Group, Inc. Expiration: Jun 2016, Exercise Price: $ 30.00(b)(n)		29	6,377

			448,420

Options on Forward Contracts – 0.1%
CAD/MXN Expiration: Sep 2016, Exercise Price: MXN 13.30(b)		1,250,000	2,796
USD/CLP Expiration: Dec 2016, Exercise Price: CLP 722.00(b)		800,000	39,977
USD/SEK Expiration: Feb 2017, Exercise Price: SEK 8.25(b)		1,540,000	50,880

			93,653

		Notional Amount (000)
Swaptions – 0.0%
IRS RTP, Citigroup Global Market Expiration: Apr 2017, Pay 1.50%, Receive 6-month EURIBOR(b)	EUR	1,199	54,552
IRS RTP, Deutsche Bank AG Expiration: Jan 2017, Pay 1.50%, Receive 6-month LIBOR(b)	JPY	360,000	13,603

			68,155

		Contracts
Options on Indices – 0.0%
CBOE Volatility Index Expiration: Jun 2016, Exercise Price: $ 14.50(b)(o)		1,000	563
CBOE Volatility Index Expiration: Jun 2016, Exercise Price: $ 16.00(b)(o)		1,000	1,300
Korea SE KOSPI 200 Index Expiration: Dec 2016, Exercise Price: KRW 210.00(b)(o)		4,800,000	7,310
Russell 2000 Index Expiration: Jun 2016, Exercise Price: $ 1,030.00(b)(o)		930	185

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	45

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

S&P 500 Index Expiration: Jun 2016, Exercise Price: $ 1,950.00(b)(o)	4	$500
Sao Paulo Se Bovespa Index Expiration: Feb 2017, Exercise Price: BRL 47,500.00(b)(n)	60	42,293

		52,151

Option on Futures Contracts – 0.0%
S&P 500 E-Mini Index Futures Expiration: Dec 2016, Exercise Price: $ 1,975.00(b)(p)	11	34,650

Total Options Purchased – Puts (premiums paid $1,136,039)		697,029

	Shares

REAL ESTATE INVESTMENT TRUST UNITS – 0.2%
Financials – 0.2%
Real Estate Investment Trusts (REITs) – 0.2%
National Retail Properties, Inc.	7,306	331,181
Public Storage	1,224	310,541

Total Real Estate Investment Trust Units (cost $728,074)		641,722

	Contracts
OPTIONS PURCHASED – CALLS – 0.2%
Options on Equities – 0.1%
Alibaba Group Holdings Ltd. Expiration: Jul 2016, Exercise Price: $ 85.00(b)(n)	5	913
Alibaba Group Holdings Ltd. Expiration: Jul 2016, Exercise Price: $ 87.50(b)(n)	13	1,397
Cablevision Systems Corp. Expiration: Jun 2016, Exercise Price: $ 30.00(b)(n)	129	58,695
Monsanto Co. Expiration: Jul 2016, Exercise Price: $ 110.00(b)(n)	271	182,925
QIhoo 360 Technology Co. Ltd. Expiration: Jul 2016, Exercise Price: $ 72.50(b)(n)	132	46,200
SPDR Euro STOXX 50 ETF Expiration: Aug 2016, Exercise Price: $ 34.00(b)(o)	29,750	15,024

		305,154

46	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Option on Futures Contracts – 0.1%
S&P 500 E-Mini Index Futures Expiration: Dec 2016, Exercise Price: $ 2,200.00(b)(p)	106	$181,525

Options on Forward Contracts – 0.0%
USD/CLP Expiration: Dec 2016, Exercise Price: CLP 722.00(b)	800,000	21,320
USD/CNH Expiration: Mar 2017, Exercise Price: CNH 6.70(b)	1,000,000	26,948
USD/HUF Expiration: Sep 2016, Exercise Price: HUF 300.00(b)	2,000,000	13,146
USD/KRW Expiration: Oct 2016, Exercise Price: KRW 1,325.00(b)	3,000,000	14,211
USD/SEK Expiration: Feb 2017, Exercise Price: SEK 8.25(b)	1,540,000	50,553

		126,178

Options on Indices – 0.0%
CBOE Volatility Index Expiration: Jun 2016, Exercise Price: $ 20.00(b)(o)	2,500	895
CBOE Volatility Index Expiration: Aug 2016, Exercise Price: $ 20.00(b)(o)	5,000	12,890

		13,785

Total Options Purchased – Calls (premiums paid $624,007)		626,642

	Shares
SHORT-TERM INVESTMENTS – 14.2%
Investment Companies – 13.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(q)(r)	49,962,743	49,962,743
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.25%	1,131,824	1,131,824

Total Investment Companies (cost $51,094,567)		51,094,567

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	47

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENT ISSUES – 0.3%
United States – 0.3%
U.S. Treasury Bill Zero Coupon, 8/11/16(a) (cost $999,448)	U.S.$	1,000	$999,455

Total Short-Term Investments (cost $52,094,015)			52,094,022

Total Investments Before Security Lending Collateral for Securities Loaned – 89.2% (cost $323,120,366)			328,489,895

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Exchange Reserves – Class I, 0.38%(q)(r) (cost $5,092,085)		5,092,085	5,092,085

Total Investments Before Securities Sold Short – 90.6% (cost $328,212,451)			333,581,980

SECURITIES SOLD SHORT – (25.4)%
MUTUAL FUNDS – (13.3)%
Index – (13.3)%
Index – (13.3)%
Consumer Discretionary Select Sector SPDR Fund		(23,723)	(1,879,811)
Energy Select Sector SPDR Fund		(12,028)	(804,312)
Financial Select Sector SPDR Fund		(66,770)	(1,583,117)
Health Care Select Sector SPDR Fund		(17,972)	(1,282,122)
Industrial Select Sector SPDR Fund		(55,289)	(3,092,314)
iShares China Large-Cap ETF		(48,124)	(1,619,373)
Materials Select Sector SPDR Fund		(18,367)	(862,147)
SPDR S&P 500 ETF Trust		(154,369)	(32,429,840)
SPDR S&P Regional Banking ETF		(12,506)	(520,875)
SPDR S&P Retail ETF		(4,040)	(170,932)
Technology Select Sector SPDR Fund		(70,409)	(3,112,782)
Utilities Select Sector SPDR Fund		(17,316)	(851,081)
VanEck Vectors Semiconductor ETF		(12,816)	(729,230)

Total Mutual Funds (proceeds $46,190,172)			(48,937,936)

COMMON STOCKS – (10.0)%
Consumer Discretionary – (2.7)%
Auto Components – (0.2)%
Goodyear Tire & Rubber Co. (The)		(2,634)	(73,673)

48	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Johnson Controls, Inc.	(14,050)	$(620,307)

		(693,980)

Automobiles – (0.2)%
Ford Motor Co.	(18,752)	(252,965)
General Motors Co.	(5,149)	(161,061)
Tesla Motors, Inc.(b)	(2,028)	(452,710)

		(866,736)

Distributors – 0.0%
LKQ Corp.(b)	(3,854)	(127,452)

Diversified Consumer Services – (0.1)%
Grand Canyon Education, Inc.(b)	(5,103)	(213,101)
LifeLock, Inc.(b)	(12,745)	(166,577)
Sotheby’s	(4,313)	(128,959)

		(508,637)

Hotels, Restaurants & Leisure – (0.9)%
Carnival Corp.	(2,801)	(133,720)
Diamond Resorts International, Inc.(b)	(11,154)	(255,761)
Hilton Worldwide Holdings, Inc.	(31,700)	(658,726)
Marriott International, Inc./MD	(30,095)	(1,987,474)
McDonald’s Corp.	(1,072)	(130,848)
Royal Caribbean Cruises Ltd.	(1,734)	(134,194)

		(3,300,723)

Household Durables – (0.2)%
Garmin Ltd.	(4,260)	(181,135)
Lennar Corp. – Class A	(7,419)	(338,084)

		(519,219)

Internet & Catalog Retail – (0.1)%
Netflix, Inc.(b)	(1,340)	(137,444)
TripAdvisor, Inc.(b)	(3,674)	(248,877)
Zalando SE(b)(d)	(2,730)	(80,075)

		(466,396)

Media – (0.2)%
Altice NV – Class A(b)	(20,778)	(357,957)
World Wrestling Entertainment, Inc. – Class A	(12,607)	(221,505)

		(579,462)

Multiline Retail – (0.2)%
Kohl’s Corp.	(7,577)	(273,075)
Target Corp.	(6,343)	(436,272)

		(709,347)

Specialty Retail – (0.3)%
AutoNation, Inc.(b)	(4,590)	(231,520)
CarMax, Inc.(b)	(4,131)	(221,669)
Five Below, Inc.(b)	(3,101)	(129,808)
GNC Holdings, Inc. – Class A	(2,861)	(74,529)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Signet Jewelers Ltd.	(1,107)	$(109,560)
Williams-Sonoma, Inc.	(3,034)	(160,923)

		(928,009)

Textiles, Apparel & Luxury Goods – (0.3)%
Cie Financiere Richemont SA (REG)	(5,174)	(304,969)
lululemon athletica, Inc.(b)	(3,683)	(239,505)
Pandora A/S	(1,377)	(204,660)
Swatch Group AG (The) – Series BR	(1,487)	(437,443)

		(1,186,577)

		(9,886,538)

Information Technology – (1.5)%
Communications Equipment – (0.2)%
Mitel Networks Corp.(b)	(103,995)	(711,326)

Internet Software & Services – (0.5)%
CoStar Group, Inc.(b)	(1,024)	(211,548)
GrubHub, Inc.(b)	(5,725)	(146,503)
MercadoLibre, Inc.	(1,934)	(263,991)
Tencent Holdings Ltd.	(43,300)	(960,993)
Yahoo Japan Corp.	(26,260)	(117,232)
Zillow Group, Inc. – Class C(b)	(11,098)	(318,291)

		(2,018,558)

IT Services – (0.2)%
International Business Machines Corp.	(3,133)	(481,667)
PayPal Holdings, Inc.(b)	(4,334)	(163,782)

		(645,449)

Semiconductors & Semiconductor Equipment – (0.1)%
First Solar, Inc.(b)	(2,651)	(131,622)
Micron Technology, Inc.(b)	(21,792)	(277,194)

		(408,816)

Software – (0.3)%
Adobe Systems, Inc.(b)	(1,472)	(146,420)
Mobileye NV(b)	(15,348)	(582,764)
SAP SE	(3,848)	(311,648)

		(1,040,832)

Technology – 0.0%
Hewlett Packard Enterprise Co.	(6,459)	(119,298)

Technology Hardware, Storage & Peripherals – (0.2)%
HP, Inc.	(10,975)	(146,845)
NetApp, Inc.	(5,632)	(143,785)
Stratasys Ltd.(b)	(3,689)	(84,183)
Western Digital Corp.	(5,359)	(249,408)

		(624,221)

		(5,568,500)

50	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – (1.4)%
Aerospace & Defense – (0.1)%
Boeing Co. (The)	(4,264)	$(537,904)

Air Freight & Logistics – (0.2)%
CH Robinson Worldwide, Inc.	(4,739)	(355,330)
United Parcel Service, Inc. – Class B	(900)	(92,781)
XPO Logistics, Inc.(b)	(5,374)	(157,243)

		(605,354)

Airlines – (0.2)%
American Airlines Group, Inc.	(7,566)	(241,431)
ANA Holdings, Inc.	(93,442)	(271,925)
Deutsche Lufthansa AG (REG)	(14,618)	(205,001)
United Continental Holdings, Inc.(b)	(4,523)	(203,942)

		(922,299)

Commercial Services & Supplies – 0.0%
Pitney Bowes, Inc.	(730)	(13,600)

Electrical Equipment – (0.1)%
SolarCity Corp.(b)	(3,535)	(79,149)
Sunrun, Inc.(b)	(10,795)	(68,440)
Vestas Wind Systems A/S	(2,219)	(158,892)

		(306,481)

Machinery – (0.4)%
Caterpillar, Inc.	(7,723)	(559,994)
Deere & Co.	(931)	(76,612)
Flowserve Corp.	(3,844)	(185,012)
PACCAR, Inc.	(9,226)	(514,350)

		(1,335,968)

Marine – 0.0%
AP Moeller – Maersk A/S – Class B	(98)	(126,020)

Road & Rail – (0.1)%
Norfolk Southern Corp.	(2,002)	(168,288)
Saia, Inc.(b)	(5,390)	(140,517)

		(308,805)

Trading Companies & Distributors – (0.3)%
Air Lease Corp.	(7,318)	(219,906)
Fastenal Co.	(7,185)	(330,726)
Noble Group Ltd.(b)	(800,500)	(171,519)
WW Grainger, Inc.	(1,607)	(366,958)

		(1,089,109)

		(5,245,540)

Financials – (1.0)%
Banks – (0.2)%
Bank of the Ozarks, Inc.	(3,243)	(126,185)
DBS Group Holdings Ltd.	(28,845)	(324,584)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	51

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Grupo Financiero Banorte SAB de CV – Series O	(29,022)	$(152,023)
Grupo Financiero Inbursa SAB de CV – Series O	(81,549)	(135,954)
UniCredit SpA	(58,971)	(188,910)

		(927,656)

Capital Markets – (0.3)%
Affiliated Managers Group, Inc.(b)	(837)	(145,236)
Credit Suisse Group AG (REG)	(11,918)	(164,105)
Deutsche Bank AG (REG)(b)	(5,320)	(95,113)
Franklin Resources, Inc.	(2,798)	(104,505)
Goldman Sachs Group, Inc. (The)	(2,128)	(339,374)
Waddell & Reed Financial, Inc. – Class A	(7,502)	(160,318)

		(1,008,651)

Consumer Finance – (0.1)%
Ally Financial, Inc.(b)	(9,979)	(179,023)
Credit Acceptance Corp.(b)	(752)	(140,880)

		(319,903)

Insurance – (0.3)%
CNP Assurances	(55,195)	(936,733)

Real Estate Management & Development – (0.1)%
Brookfield Asset Management, Inc. – Class A	(6,429)	(225,658)

Thrifts & Mortgage Finance – 0.0%
BofI Holding, Inc.(b)	(5,806)	(108,978)

		(3,527,579)

Health Care – (0.9)%
Health Care Equipment & Supplies – (0.2)%
Boston Scientific Corp.(b)	(8,255)	(187,471)
Cooper Cos., Inc. (The)	(1,455)	(236,888)
Intuitive Surgical, Inc.(b)	(246)	(156,139)
St Jude Medical, Inc.	(1,927)	(151,000)

		(731,498)

Health Care Providers & Services – (0.3)%
Aetna, Inc.	(5,802)	(656,961)
Envision Healthcare Holdings, Inc.(b)	(9,472)	(235,000)
Express Scripts Holding Co.(b)	(2,406)	(181,773)

		(1,073,734)

Life Sciences Tools & Services – (0.2)%
Illumina, Inc.(b)	(4,981)	(721,398)
PerkinElmer, Inc.	(2,866)	(156,914)

		(878,312)

Pharmaceuticals – (0.2)%
Akorn, Inc.(b)	(5,089)	(152,110)
Horizon Pharma PLC(b)	(6,856)	(118,129)

52	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mallinckrodt PLC(b)	(2,338)	$(148,135)
Mylan NV(b)	(3,700)	(160,358)
Valeant Pharmaceuticals International, Inc.(b)	(3,195)	(90,898)

		(669,630)

		(3,353,174)

Materials – (0.7)%
Chemicals – (0.5)%
Mosaic Co. (The)	(48,400)	(1,221,132)
Potash Corp. of Saskatchewan, Inc.	(35,140)	(573,836)

		(1,794,968)

Construction Materials – 0.0%
LafargeHolcim Ltd. (REG)	(3,491)	(157,145)

Metals & Mining – (0.2)%
First Quantum Minerals Ltd.	(51,563)	(338,157)
Freeport-McMoRan, Inc.	(13,805)	(152,959)
Grupo Mexico SAB de CV – Series B	(88,689)	(197,111)
Southern Copper Corp.	(4,883)	(127,202)

		(815,429)

		(2,767,542)

Consumer Staples – (0.7)%
Beverages – (0.1)%
Monster Beverage Corp.(b)	(1,366)	(204,900)

Food & Staples Retailing – (0.3)%
Wal-Mart Stores, Inc.	(8,700)	(615,786)
Whole Foods Market, Inc.	(11,224)	(363,096)
Woolworths Ltd.	(14,998)	(239,373)

		(1,218,255)

Food Products – (0.3)%
Campbell Soup Co.	(2,629)	(159,239)
Hershey Co. (The)	(4,712)	(437,509)
JM Smucker Co. (The)	(5,009)	(646,912)

		(1,243,660)

		(2,666,815)

Energy – (0.6)%
Energy Equipment & Services – (0.1)%
Halliburton Co.	(3,775)	(159,230)
Helmerich & Payne, Inc.	(4,067)	(248,697)

		(407,927)

Oil, Gas & Consumable Fuels – (0.5)%
Cabot Oil & Gas Corp.	(5,807)	(139,194)
Canadian Natural Resources Ltd.	(3,847)	(114,410)
Carrizo Oil & Gas, Inc.(b)	(5,291)	(203,703)
Cheniere Energy, Inc.(b)	(7,874)	(252,992)
Devon Energy Corp.	(4,623)	(166,844)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	53

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

EOG Resources, Inc.	(1,834)	$(149,214)
EQT Corp.	(2,042)	(149,576)
Exxon Mobil Corp.	(1,338)	(119,109)
Murphy Oil Corp.	(9,622)	(297,416)
Southwestern Energy Co.(b)	(12,622)	(172,543)

		(1,765,001)

		(2,172,928)

Utilities – (0.4)%
Electric Utilities – (0.4)%
Fortis, Inc./Canada	(46,587)	(1,457,276)

Telecommunication Services – (0.1)%
Diversified Telecommunication Services – (0.1)%
AT&T, Inc.	(5,058)	(198,021)

Total Common Stocks (proceeds $36,673,430)		(36,843,913)

DEPOSITORY RECEIPTS – (1.3)%
Health Care – (0.6)%
Pharmaceuticals – (0.6)%
Dr Reddy’s Laboratories Ltd. (ADR)	(2,337)	(110,213)
Shire PLC	(10,699)	(1,991,726)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(4,885)	(253,385)

		(2,355,324)

Consumer Discretionary – (0.3)%
Internet & Catalog Retail – (0.3)%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	(13,633)	(1,117,906)

		(1,117,906)

Energy – (0.2)%
Oil, Gas & Consumable Fuels – (0.2)%
BP PLC (Sponsored ADR)	(21,693)	(681,160)
Royal Dutch Shell PLC (Sponsored ADR) – Class A	(3,036)	(147,216)

		(828,376)

Financials – (0.1)%
Banks – (0.1)%
Banco Bradesco SA (ADR)	(35,262)	(220,740)
HSBC Holdings PLC (Sponsored ADR)	(5,196)	(168,558)

		(389,298)

Consumer Staples – (0.1)%
Beverages – (0.1)%
Anheuser-Busch InBev SA/NV (Sponsored ADR)	(1,376)	(173,679)

Total Depository Receipts (proceeds $4,586,372)		(4,864,583)

54	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATE BONDS – (0.6)%
Corporate – High Yield – (0.6)%
Electric – (0.2)%
AES Corp./VA 8.00%, 6/01/20	U.S.$	(20)	$(23,350)
GenOn Energy, Inc. 9.50%, 10/15/18		(300)	(236,250)
NRG Energy, Inc. 7.25%, 5/15/26(d)		(350)	(349,125)

			(608,725)

Health Care – (0.1)%
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		(300)	(288,000)

Packaging – (0.1)%
Ball Corp. 5.25%, 7/01/25		(400)	(416,500)

Retailers – (0.1)%
Levi Strauss & Co. 5.00%, 5/01/25		(550)	(550,688)

Technology – (0.1)%
EMC Corp./MA 3.375%, 6/01/23		(500)	(427,792)

Total Corporate Bonds (proceeds $2,259,792)			(2,291,705)

GOVERNMENT ISSUES – (0.2)%
United States – (0.2)%
U.S. Treasury Bonds 2.50%, 2/15/46		(210)	(204,151)
U.S. Treasury Notes 1.625%, 5/15/26		(490)	(480,698)

Total Government Issues (proceeds $687,520)			(684,849)

		Shares
REAL ESTATE INVESTMENT TRUST UNITS – 0.0%
Financials – 0.0%
Real Estate Investment Trusts (REITs) – 0.0%
Care Capital Properties, Inc.		(25)	(650)
Pennsylvania Real Estate Investment Trust		(1,090)	(22,999)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	55

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Ventas, Inc.	(100)	$(6,633)

Total Real Estate Investment Trust Units (proceeds $27,142)		(30,282)

Total Securities Sold Short (proceeds $90,424,428)		(93,653,268)

Total Investments, Net of Securities Sold Short – 65.2% (cost $237,788,023)		239,928,712
Other assets less liabilities – 34.8%		128,339,148

Net Assets – 100.0%		$368,267,860

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	4	June 2016	$374,575	$384,172	$9,597
10 Yr Japan Bond (OSE) Futures	1	June 2016	1,373,278	1,372,917	(361)
3 Yr Australian Bond Futures	20	June 2016	1,612,600	1,629,262	16,662
Euro-Bund Futures	3	June 2016	542,355	547,324	4,969
Gold 100 OZ Futures	6	August 2016	732,868	730,500	(2,368)
JPY Currency Futures	3	June 2016	342,019	339,169	(2,850)
KOSPI Large Market Capital Index Futures	4	June 2016	417,834	408,374	(9,460)
Lean Hogs Futures	5	July 2016	166,758	162,900	(3,858)
LME Primary Aluminum Futures	6	June 2016	252,004	231,863	(20,141)
Long Gilt Futures	3	September 2016	532,884	533,355	471
NASDAQ 100 E-MINI Futures	2	June 2016	181,420	180,970	(450)
New Zealand 3 Month Treasury Futures	27	December 2016	18,172,312	18,166,519	(5,793)

56	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
Silver Futures	7	July 2016	$622,428	$559,790	$(62,638)
Soybean Futures	5	July 2016	257,017	269,625	12,608
Sugar 11 (World) Futures	6	June 2016	106,152	117,533	11,381
U.S. T-Note 10 Yr (CBT) Futures	5	September 2016	646,870	648,437	1,567

Sold Contracts
Coffee ‘C’ Futures	3	July 2016	144,750	136,744	8,006
Copper Futures	3	July 2016	169,154	157,163	11,991
Cotton No. 2 Futures	6	July 2016	192,285	191,820	465
DAX Index Futures	1	June 2016	291,568	285,492	6,076
Euro Currency Future	3	June 2016	424,475	417,375	7,100
Euro STOXX 50 Futures	4	June 2016	137,216	135,877	1,339
FTSE 100 Index Futures	2	June 2016	183,689	180,160	3,529
GBP Currency Futures	4	June 2016	359,175	361,675	(2,500)
Live Cattle Futures	4	August 2016	189,896	188,880	1,016
LME Primary Aluminum Futures	6	June 2016	245,245	231,863	13,382
MXN Currency Futures	8	June 2016	230,884	216,160	14,724
Natural Gas Futures	3	June 2016	65,841	68,640	(2,799)
Nikkei 225 (CME) Futures	1	June 2016	86,388	85,425	963
Palladium Futures	2	September 2016	107,714	109,470	(1,756)
S&P 500 E-Mini Index Futures	32	June 2016	3,351,395	3,351,840	(445)
U.S. Ultra Bond (CBT) Futures	4	September 2016	698,897	700,500	(1,603)
Wheat (CBT) Futures	6	July 2016	153,675	139,350	14,325
WTI Crude Futures	2	June 2016	96,854	98,200	(1,346)

					$21,803

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	57

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	AUD	195	USD	144	6/15/16	$3,529
Citibank, NA	CAD	754	USD	594	6/15/16	19,504
Citibank, NA	CHF	1,040	USD	1,074	6/15/16	26,759
Citibank, NA	CZK	12,350	USD	519	6/15/16	10,013
Citibank, NA	EUR	650	USD	739	6/15/16	15,366
Citibank, NA	GBP	65	USD	95	6/15/16	1,164
Citibank, NA	GBP	65	USD	94	6/15/16	(554)
Citibank, NA	HUF	52,455	USD	192	6/15/16	5,769
Citibank, NA	ILS	5,135	USD	1,364	6/15/16	30,888
Citibank, NA	JPY	29,900	USD	273	6/15/16	2,824
Citibank, NA	KRW	884,889	USD	777	6/15/16	34,458
Citibank, NA	NZD	158	USD	110	6/15/16	3,243
Citibank, NA	PLN	1,845	USD	487	6/15/16	18,994
Citibank, NA	SEK	8,125	USD	1,005	6/15/16	30,008
Citibank, NA	SGD	582	USD	432	6/15/16	9,288
Citibank, NA	THB	32,240	USD	922	6/15/16	19,738
Citibank, NA	TRY	1,560	USD	520	6/15/16	(6,628)
Citibank, NA	TWD	26,520	USD	824	6/15/16	11,520
Citibank, NA	USD	439	AUD	563	6/15/16	(32,141)
Citibank, NA	USD	416	BRL	1,495	6/15/16	(3,605)
Citibank, NA	USD	3	HUF	780	6/15/16	(43)
Citibank, NA	USD	717	IDR	9,519,185	6/15/16	(20,224)
Citibank, NA	USD	1,857	INR	123,955	6/15/16	(17,662)
Citibank, NA	USD	10	KRW	11,505	6/15/16	(435)
Citibank, NA	USD	278	MXN	4,875	6/15/16	(14,268)
Citibank, NA	USD	132	MYR	520	6/15/16	(5,971)
Citibank, NA	USD	433	NOK	3,510	6/15/16	(13,164)
Citibank, NA	USD	268	NZD	390	6/15/16	(3,867)
Citibank, NA	USD	418	PLN	1,620	6/15/16	(7,312)
Citibank, NA	USD	368	RUB	24,310	6/15/16	(4,761)
Citibank, NA	USD	1,094	TRY	3,120	6/15/16	(41,119)
Citibank, NA	USD	207	TWD	6,760	6/15/16	102
Citibank, NA	USD	63	TWD	2,015	6/15/16	(739)
Citibank, NA	USD	279	ZAR	4,030	6/15/16	(23,158)
Citibank, NA	CLP	339,500	USD	500	12/20/16	18,924
Citibank, NA	USD	206	CLP	145,179	12/20/16	(280)
Citibank, NA	SEK	3,401	USD	424	2/07/17	11,902
Citibank, NA	USD	211	SEK	1,740	2/07/17	(126)
Credit Suisse International	EUR	306	USD	348	6/02/16	7,396
Credit Suisse International	EUR	154	USD	173	6/20/16	1,566
Credit Suisse International	EUR	1,218	USD	1,351	6/20/16	(5,036)
Credit Suisse International	GBP	509	USD	725	6/20/16	(12,065)
Credit Suisse International	USD	1,541	EUR	1,372	6/20/16	(13,783)
Credit Suisse International	USD	598	GBP	422	6/20/16	13,200
Credit Suisse International	USD	126	GBP	87	6/20/16	(6)
Morgan Stanley & Co., Inc.	CAD	2,042	USD	1,609	6/30/16	51,108
Morgan Stanley & Co., Inc.	CAD	200	USD	152	6/30/16	(493)
Morgan Stanley & Co., Inc.	EUR	1,064	USD	1,206	6/30/16	20,832
Morgan Stanley & Co., Inc.	GBP	324	USD	469	6/30/16	1,462
Morgan Stanley & Co., Inc.	SEK	1,924	USD	236	6/30/16	4,951
Morgan Stanley & Co., Inc.	USD	492	CAD	636	6/30/16	(6,926)

58	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	129	CHF	125	6/30/16	$(3,035)
Morgan Stanley & Co., Inc.	USD	363	EUR	319	6/30/16	(8,131)
Morgan Stanley & Co., Inc.	USD	86	GBP	60	6/30/16	437
Morgan Stanley & Co., Inc.	USD	259	GBP	178	6/30/16	(1,167)
Morgan Stanley & Co., Inc.	USD	201	JPY	22,257	6/30/16	254
Morgan Stanley & Co., Inc.	USD	78	JPY	8,581	6/30/16	(401)
Morgan Stanley & Co., Inc.	USD	84	ZAR	1,343	6/30/16	1,062
Morgan Stanley & Co., Inc.	USD	153	ZAR	2,345	6/30/16	(4,755)
Morgan Stanley & Co., Inc.	ZAR	5,901	USD	401	6/30/16	27,236
Morgan Stanley & Co., Inc.	CHF	376	USD	395	7/15/16	16,351
Morgan Stanley & Co., Inc.	EUR	1,508	USD	1,721	7/15/16	40,600
Morgan Stanley & Co., Inc.	USD	42	CHF	40	7/15/16	(1,537)
Morgan Stanley & Co., Inc.	USD	282	EUR	248	7/15/16	(5,847)
State Street Bank & Trust Co.	CAD	2,586	USD	2,065	6/03/16	92,971
State Street Bank & Trust Co.	NOK	3,275	USD	400	6/10/16	8,091
State Street Bank & Trust Co.	USD	400	NOK	3,275	6/10/16	(8,909)
State Street Bank & Trust Co.	CHF	2,387	USD	2,435	6/15/16	32,245
State Street Bank & Trust Co.	EUR	1,331	USD	1,482	6/15/16	1,412
State Street Bank & Trust Co.	USD	265	EUR	235	6/15/16	(4,554)
State Street Bank & Trust Co.	EUR	1,773	USD	1,994	6/20/16	20,509
State Street Bank & Trust Co.	GBP	55	USD	80	6/20/16	779
State Street Bank & Trust Co.	GBP	178	USD	254	6/20/16	(3,731)
State Street Bank & Trust Co.	USD	784	GBP	549	6/20/16	11,056
State Street Bank & Trust Co.	USD	244	GBP	168	6/20/16	(889)
State Street Bank & Trust Co.	SEK	15,946	USD	2,005	8/04/16	88,928
State Street Bank & Trust Co., London	GBP	600	USD	869	6/09/16	426

						$439,543

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility Index (o)	2,500	$20.00	June 2016	$737	$(895)
Medivation, Inc. (n)	105	65.00	June 2016	15,351	(7,717)
Monsanto Co. (n)	271	120.00	July 2016	38,966	(53,523)

				$55,054	$(62,135)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Medivation, Inc. (n)	71	$55.00	June 2016	$9,698	$(5,680)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
CAD/MXN	MXN 12.50	9/12/2016	1,250	$2,052	$(314)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	59

Consolidated Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Co., Inc./(ICE)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	4.37%	$2,500	$(73,335)	$5,615
* Termination Date CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(ICE)	NZD	11,200	4/07/18	3 Month NDBB	2.165%	$(1,633)
Citigroup Global Markets, Inc./(ICE)	USD	10,700	4/10/19	3 Month LIBOR	1.860%	38,707
Citigroup Global Markets, Inc./(ICE)	JPY	170,100	4/13/20	6 Month LIBOR	0.248%	4,008
Citigroup Global Markets, Inc./(ICE)		32,600	4/13/45	1.346%	6 Month LIBOR	1,511
Citigroup Global Markets, Inc./(ICE)	USD	945	4/10/47	2.548%	1 Month LIBOR	(77,215)

						$(34,622)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, Sydney
Anglo American PLC, 4.45%, 9/27/20, 6/20/21*	(5.00)%	5.69%	EUR	500	$10,856	$39,662	$(28,806)
ArcelorMittal, 6.125%, 6/01/18, 6/20/21*	(5.00)	4.91		500	(7,877)	(9,011)	1,134
Deere & Co., 4.375%, 10/16/19, 6/20/21*	(1.00)	0.75	USD	4,000	(57,245)	(34,762)	(22,483)

60	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.
BASF SE, 5.875%, 3/31/17, 6/20/21*	(1.00)%	0.47%	EUR	2,000	$(64,346)	$(50,538)	$(13,808)
BASF SE, 5.875%, 3/31/17, 6/20/21*	(1.00)	0.47		2,000	(64,335)	(68,249)	3,914
Clariant Ag, 3.125%,6/09/17, 6/20/21*	(1.00)	0.91		400	(2,876)	(1,331)	(1,545)
Halliburton Co., 8.75%, 2/15/21, 6/20/21*	(1.00)	1.07	USD	3,000	4,183	26,869	(22,686)
Staples, Inc., 2.75%, 1/12/18, 6/20/21*	(1.00)	2.38		2,600	164,489	161,168	3,321
Morgan Stanley Co., Inc.
Care UK Health & Social Care PLC, 8.09%, 1/15/20, 12/20/20*	(5.00)	9.03	EUR	500	72,246	43,832	28,414
Sale Contracts
Goldman Sachs & Co.
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	5.00	20.10	USD	400	(28,167)	(59,303)	31,136
iHeartCommunications, Inc., 6.875%, 6/15/18, 9/20/17*	5.00	28.84		200	(48,885)	(60,352)	11,467
Goldman Sachs International
iHeartCommunications, Inc., 6.875%, 6/15/18, 9/20/16*	5.00	19.59		400	(13,638)	(22,993)	9,355

					$(35,595)	$(35,008)	$(587)

*	Termination Date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
SPDR Euro STOXX 50 ETF	3,400	BBA 1 Month LIBOR Plus 0.40%	USD	115	3/23/17	$485

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	61

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
Comcast Corp. – Class A	9,822	BBA 1 Month LIBOR Plus 0.30%	USD	581	11/23/16	$40,654
Merrill Lynch Capital Services, Inc. Darty PLC	487,780	BBA 1 Month LIBOR Plus 0.35%	GBP	823	4/30/18	(4,591)
Morgan Stanley Co., Inc.
Air France-KLM	55,413	EONIA Plus 0.50%	EUR	415	8/21/17	(15,403)
Alaska Air Group, Inc.	16,013	FedFundEffective Plus 0.35%	USD	1,091	5/22/17	(23,262)
Anglo American PLC	27,245	BBA 1 Month LIBOR Plus 0.50%	GBP	194	1/16/17	(45,187)
Antofagasta PLC	86,450	BBA 1 Month LIBOR Plus 0.50%		406	1/16/17	(51,893)
Brunswick Corp.	18,502	FedFundEffective Plus 0.35%	USD	860	7/24/17	28,569
Constellation Brands, Inc.	8,238	FedFundEffective Plus 0.50%		1,155	5/22/17	110,036
Louisiana-Pacific Corp.	24,149	FedFundEffective Plus 0.50%		415	5/22/17	25,849
Moncler SpA	2,830	EURIBOR 1 Month Plus 0.50%	EUR	38	8/21/17	5,468
NVR, Inc.	1,178	BBA 1 Month LIBOR Plus 0.50%	USD	1,708	5/22/17	333,364
Peugeot SA	21,133	EURIBOR 1 Month Plus 0.50%	EUR	304	8/21/17	(5,668)
Plastic Omnium SA	15,949	EURIBOR 1 Month Plus 0.50%		467	8/21/17	15,611
Rexam PLC	277,777	BBA 1 Month LIBOR Plus 0.35%	GBP	1,757	9/11/17	(17,686)
Rio Tinto PLC	24,415	BBA 1 Month LIBOR Plus 0.50%		465	1/16/17	6,806
Ryanair Holdings PLC	32,252	SONIA Overnight Deposit Rate Plus 0.63%	EUR	440	8/21/17	13,297
SABMiller PLC	75,169	BBA 1 Month LIBOR Plus 0.35%	GBP	3,170	9/11/17	85,813
Wizz Air Holdings PLC	3,481	EURIBOR 1 Month Plus 0.50%		74	1/16/17	(9,442)
Wizz Air Holdings PLC	7,447	EURIBOR 1 Month Plus 0.50%		125	1/16/17	28,081

Pay Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Agile Property Holdings Ltd.	10,800	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	53	8/01/16	888
Agile Property Holdings Ltd.	3,500	HK Overnight Index Swap Ref Rate Minus 1.50%		17	8/01/16	283

62	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Agile Property Holdings Ltd.	92,300	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	472	8/01/16	$10,560
Anglo American PLC	21,478	SONIA Overnight Deposit Rate Minus 0.30%	GBP	112	8/01/16	(23,785)
Antofagasta PLC	33,954	SONIA Overnight Deposit Rate Minus 1.50%		156	8/01/16	14,962
Ashmore Group PLC	40,866	SONIA Overnight Deposit Rate Minus 10.00%		117	8/01/16	(2,005)
ASOS PLC	3,748	SONIA Overnight Deposit Rate Minus 0.30%		113	8/01/16	(26,705)
Asustek Computer, Inc.	28,730	FedFundEffective Minus 0.50%	USD	279	5/15/17	32,336
Ball Corp.	12,689	FedFundEffective Minus 0.30%		928	9/11/17	8,629
Banco do Brasil SA	58,792	FedFundEffective Minus 1.50%		258	7/24/17	(12,736)
Bank of East Asia Ltd. (The)	1,000	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	29	8/01/16	89
Bank of East Asia Ltd. (The)	2,200	HK Overnight Index Swap Ref Rate Minus 1.50%		64	8/01/16	176
Bank of East Asia Ltd. (The)	2,700	HK Overnight Index Swap Ref Rate Minus 1.50%		79	8/01/16	216
Bank of East Asia Ltd. (The)	30,384	HK Overnight Index Swap Ref Rate Minus 1.50%		916	8/01/16	5,878
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	37,172	FedFundEffective Minus 1.00%	USD	166	7/24/17	825
Burberry Group PLC	3,255	SONIA Overnight Deposit Rate Minus 0.35%	GBP	38	1/16/17	4,077
BYD Co., Ltd.	41,820	HK Overnight Index Swap Ref Rate Minus 5.00%	HKD	1,856	8/01/16	(2,619)
Canon, Inc.	4,690	MUTSCALM Minus 0.40%	JPY	18,462	8/01/16	31,346
Capitec Bank Holdings Ltd.	6,122	South Africa Benchmark Overnight Rate Minus 1.59%	ZAR	3,412	8/01/16	(14,414)
China Cinda Asset Management Co., Ltd.	200,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	897	8/01/16	49,813

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	63

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China CITIC Bank Corp., Ltd.	3,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	84	8/01/16	$8,896
China CITIC Bank Corp., Ltd.	19,000	HK Overnight Index Swap Ref Rate Minus 0.40%		114	8/01/16	2,839
China CITIC Bank Corp., Ltd.	16,000	HK Overnight Index Swap Ref Rate Minus 0.40%		82	8/01/16	658
China CITIC Bank Corp., Ltd.	344,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,630	8/01/16	(3,899)
China Everbright Bank Co., Ltd.	410,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,736	8/01/16	46,553
China Huarong Asset Management Co., Ltd.	528,800	HK Overnight Index Swap Ref Rate Minus 12.92%		1,564	8/01/16	14,284
China Merchants Bank Co., Ltd.	72,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,615	8/01/16	58,916
China Merchants Bank Co., Ltd.	58,300	HK Overnight Index Swap Ref Rate Minus 0.40%		1,041	8/01/16	14,611
China Minsheng Banking Corp., Ltd.	75,800	HK Overnight Index Swap Ref Rate Minus 0.40%		610	8/01/16	7,111
China Minsheng Banking Corp., Ltd.	232,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,762	8/01/16	7,505
China Minsheng Banking Corp., Ltd.	12,000	HK Overnight Index Swap Ref Rate Minus 0.40%		113	8/01/16	3,275
China Pacific Insurance Group Co., Ltd.	1,400	HK Overnight Index Swap Ref Rate Minus 0.40%		42	8/01/16	570
China Pacific Insurance Group Co., Ltd.	21,000	HK Overnight Index Swap Ref Rate Minus 0.40%		719	8/01/16	20,301
Cielo SA	15,304	FedFundEffective Minus 1.00%	USD	149	7/24/17	13,656
Country Garden Holdings Co., Ltd.	104,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	400	8/01/16	9,850
Country Garden Holdings Co., Ltd.	116,400	HK Overnight Index Swap Ref Rate Minus 0.40%		441	8/01/16	10,196
Evergrande Real Estate Group Ltd.	1,600	HK Overnight Index Swap Ref Rate Minus 4.81%		5	8/01/16	(394)
Evergrande Real Estate Group Ltd.	191,700	HK Overnight Index Swap Ref Rate Minus 4.81%		1,263	8/01/16	34,242
Evergrande Real Estate Group Ltd.	39,000	HK Overnight Index Swap Ref Rate Minus 4.81%		140	8/01/16	(8,119)

64	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Fast Retailing Co., Ltd.	346	MUTSCALM Minus 0.40%	JPY	18,718	8/01/16	$76,385
Firstrand LTd.	46,370	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,855	8/01/16	(7,291)
Fortescue Metals Group Ltd.	88,700	RBA Daily Cash Rate Target Minus 5.00%	AUD	246	8/01/16	(12,909)
Fosun International Ltd.	113,300	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,643	8/01/16	50,372
Glencore PLC	1,060	SONIA Overnight Deposit Rate Minus 0.30%	GBP	3	8/01/16	2,830
Glencore PLC	6,500	SONIA Overnight Deposit Rate Minus 0.30%		21	8/01/16	17,684
Glencore PLC	20,000	SONIA Overnight Deposit Rate Minus 0.30%		72	8/01/16	66,205
Glencore PLC	17,824	SONIA Overnight Deposit Rate Minus 0.30%		66	8/01/16	61,484
Glencore PLC	71,509	SONIA Overnight Deposit Rate Minus 0.30%		75	8/01/16	(27,294)
Glencore PLC	600	SONIA Overnight Deposit Rate Minus 0.30%		2	8/01/16	1,392
Hyundai Heavy Industries Co., Ltd.	300	FedFundEffective Minus 1.03%	USD	43	8/01/16	15,493
Hyundai Heavy Industries Co., Ltd.	1,208	FedFundEffective Minus 1.03%		110	8/01/16	(1,001)
ICAP PLC	11,200	SONIA Overnight Deposit Rate Minus 0.30%	GBP	39	8/01/16	(13,756)
ICAP PLC	25,405	SONIA Overnight Deposit Rate Minus 0.30%		135	8/01/16	37,217
ICAP PLC	1,420	SONIA Overnight Deposit Rate Minus 0.30%		8	8/01/16	2,329
Imerys SA	1,932	EONIA Minus 0.35%	EUR	130	6/5/17	8,277
Investec Ltd.	22,402	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,359	8/01/16	(968)
Jiangxi Copper Co., Ltd. – Class H	104,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	970	8/01/16	12,127
Just Eat PLC	59,665	SONIA Overnight Deposit Rate Minus 0.30%	GBP	248	8/01/16	(33,360)
Kingsoft Corp., Ltd.	120,500	HK Overnight Index Swap Ref Rate Minus 1.97%	HKD	1,887	8/01/16	10,839

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	65

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Kroton Educacional SA	10,038	FedFundEffective Minus 1.25%	USD	28	7/24/17	$(3,548)
Kroton Educacional SA	36,789	FedFundEffective Minus 1.25%		94	7/24/17	(19,963)
Lenovo Group Ltd.	8,300	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	100	8/01/16	7,771
Lenovo Group Ltd.	51,670	HK Overnight Index Swap Ref Rate Minus 0.40%		602	8/01/16	45,778
Lenovo Group Ltd.	207,200	HK Overnight Index Swap Ref Rate Minus 0.40%		1,499	8/01/16	65,764
Lenovo Group Ltd.	8,100	HK Overnight Index Swap Ref Rate Minus 0.40%		97	8/01/16	7,531
Li & Fung Ltd.	52,000	HK Overnight Index Swap Ref Rate Minus 0.40%		544	8/01/16	42,560
Li & Fung Ltd.	182,900	HK Overnight Index Swap Ref Rate Minus 0.40%		1,180	8/01/16	55,160
London Stock Exchange Group PLC	3,433	SONIA Overnight Deposit Rate Minus 10.00%	GBP	96	8/01/16	2,099
Longfor Properties	65,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	730	8/01/16	5,922
Mitsui & Co., Ltd.	400	MUTSCALM Minus 0.40%	JPY	893	8/01/16	3,162
Mitsui & Co., Ltd.	3,200	MUTSCALM Minus 0.40%		5,283	8/01/16	8,478
Mitsui & Co., Ltd.	3,020	MUTSCALM Minus 0.40%		5,014	8/01/16	6,661
Mitsui Osk Lines Ltd.	65,700	MUTSCALM Minus 0.40%		19,993	8/01/16	30,768
MTN Group Ltd.	47,602	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	6,426	8/01/16	37,990
Ocado Group PLC	700	SONIA Overnight Deposit Rate Minus 10.00%	GBP	3	8/01/16	1,434
Ocado Group PLC	3,130	SONIA Overnight Deposit Rate Minus 10.00%		12	8/01/16	5,754
Ocado Group PLC	19,702	SONIA Overnight Deposit Rate Minus 10.00%		75	8/01/16	30,760
Ocado Group PLC	800	SONIA Overnight Deposit Rate Minus 10.00%		3	8/01/16	1,858
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 10.00%		1	8/01/16	415

66	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Old Mutual PLC	138,027	SONIA Overnight Deposit Rate Minus 0.30%	GBP	241	8/01/16	$(6,379)
PICC Property and Casualty Co., Ltd. – Class H	93,471	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,197	8/01/16	(16,711)
Ping An Insurance Group Co. of China Ltd.	68,700	HK Overnight Index Swap Ref Rate Minus 0.40%		2,558	8/01/16	20,963
Sasol Ltd.	4,356	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,743	8/01/16	(20,869)
Shoprite Holdings Ltd.	15,403	South Africa Benchmark Overnight Rate Minus 0.95%		2,093	8/01/16	(28,468)
Sino Land Co.	71,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	862	8/01/16	1,089
SPDR S&P500 ETF Trust	2,806	FedFundEffective Minus 0.35%	USD	558	2/22/18	(33,371)
Standard Bank Group Ltd.	14,726	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,564	8/01/16	(16,627)
Standard Chartered PLC	49,008	SONIA Overnight Deposit Rate Minus 0.30%	GBP	292	8/01/16	49,238
Swire Pacific Ltd.	11,590	HK Overnight Index Swap Ref Rate Minus 0.49%	HKD	951	7/24/17	(26,716)
Woodside Petroleum Ltd.	425	RBA Daily Cash Rate Target Minus 0.40%	AUD	17	8/01/16	4,113
Woodside Petroleum Ltd.	200	RBA Daily Cash Rate Target Minus 0.40%		9	8/01/16	2,391
Woodside Petroleum Ltd.	2,800	RBA Daily Cash Rate Target Minus 0.40%		118	8/01/16	29,922
Woodside Petroleum Ltd.	10,667	RBA Daily Cash Rate Target Minus 0.40%		376	8/01/16	61,374
Woolworth Holdings Ltd.	32,914	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,881	8/01/16	9,090
Zhuzhou CRRC Times Electric Co., Ltd.	33,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,561	8/01/16	12,311
Zijin Mining Group Co., Ltd. – Class H	401,300	HK Overnight Index Swap Ref Rate Minus 0.40%		974	8/01/16	8,908
Zoomlion Heavy Industry Science and Technology Co., Ltd.	79,000	HK Overnight Index Swap Ref Rate Minus 6.00%		383	8/01/16	23,938
Zoomlion Heavy Industry Science and Technology Co., Ltd.	114,500	HK Overnight Index Swap Ref Rate Minus 6.00%		611	8/01/16	41,781

						$1,558,152

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	67

Consolidated Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $20,752,276 or 5.6% of net assets.

(e)	Floating Rate Security. Stated interest rate was in effect at May 31, 2016.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Illiquid security.

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at May 31, 2016.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.60% of net assets as of May 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

Restricted Securities & Illiquid	Acquisition Date	Cost	Market Value	Percentage of Net Assets
American Gilsonite Co. 11.50%,9/01/17	8/01/14-2/24/15	$1,283,439	$697,500	0.19%
Aegis Merger Sub, Inc. 10.25%,2/15/23	1/30/15-1/21/16	1,405,269	1,480,000	0.40%
Ironwood Pharmaceuticals, Inc. 11.00%, 6/15/24	3/15/16	36,800	36,199	0.01%

(k)	When-Issued or delayed delivery security.

(l)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Convertible security.

(n)	One contract relates to 100 shares.

(o)	One contract relates to 1 share.

(p)	One contract relates to 50 shares.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(r)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

68	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

EONIA – Euro OverNight Index Average

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

ICE – Intercontinental Exchange

IRS – Interest Rate Swaption

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

NASDAQ – National Association of Securities Dealers Automated Quotations

NDBB – New Zealand Dollar Bank Bills

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBA – Reserve Bank of Australia

REG – Registered Shares

RTP – Right to Pay

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

USSW5 – SD Swap Semi 30/360 5YR

WTI – West Texas Intermediate

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	69

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $273,157,623)	$278,527,152	(a)
Affiliated issuers (cost $55,054,828—including investment of cash collateral for securities loaned of $5,092,085)	55,054,828
Cash	15,784,905
Cash collateral due from broker	8,697,623
Foreign currencies, at value (cost $6,455,855)	6,416,972	(b)
Receivable for investment securities sold and foreign currency transactions	7,770,197
Deposit at broker for securities sold short	98,082,649
Unrealized appreciation on total return swaps	2,095,191
Interest and dividends receivable	1,013,233
Receivable for capital stock sold	768,387
Unrealized appreciation on forward currency exchange contracts	716,865
Upfront premium paid on credit default swaps	271,531
Unrealized appreciation on credit default swaps	88,741
Receivable for variation margin on exchange-traded derivatives	193,856
Receivable for terminated total return swaps	50,917
Receivable for newly entered credit default swaps	40,933

Total assets	475,573,980

Liabilities
Options written, at value (premiums received $66,804)	68,129
Payable for securities sold short, at value (proceeds received $90,424,428)	93,653,268
Payable for investment securities purchased and foreign currency transactions	6,045,670
Payable for collateral received on securities loaned	5,092,085
Advisory fee payable	611,396
Unrealized depreciation on total return swaps	537,039
Upfront premium received on credit default swaps	306,539
Unrealized depreciation on forward currency exchange contracts	277,322
Dividend expense payable	122,336
Unrealized depreciation on credit default swaps	89,328
Payable for capital stock redeemed	31,963
Payable for terminated total return swaps	21,485
Transfer Agent fee payable	9,341
Distribution fee payable	1,172
Cash collateral due to broker	881
Accrued expenses	438,166

Total liabilities	107,306,120

Net Assets	$368,267,860

Composition of Net Assets
Capital stock, at par	$3,734
Additional paid-in capital	373,484,540
Accumulated net investment income	1,325,215
Accumulated net realized loss on investment and foreign currency transactions	(10,633,691)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	4,088,062

	$368,267,860

See notes to consolidated financial statements.

70	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,508,763	255,350	$9.82	*

C	$945,453	97,536	$9.69

Advisor	$19,492,843	1,974,906	$9.87

R	$9,776	1,000.30	$9.77

K	$112,248	11,431	$9.82

I	$9,866	1,000.30	$9.86

Z	$345,188,911	34,997,053	$9.86

(a)	Includes securities on loan with a value of $4,979,754 (see Note E).

(b)	Includes $2,083,523 on deposit with the broker for securities sold short.

*	The maximum offering price per share for Class A shares was $10.26 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	71

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income
Interest (net of foreign taxes withheld of $1,022)	$4,666,246
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,312)	3,346,885
Affiliated issuers	150,306
Securities lending income	150,406
Other income	55,887	$8,369,730

Expenses
Advisory fee (see Note B)	7,128,173
Distribution fee—Class A	5,035
Distribution fee—Class C	5,266
Distribution fee—Class R	49
Distribution fee—Class K	218
Transfer agency—Class A	2,347
Transfer agency—Class C	693
Transfer agency—Advisor Class	15,520
Transfer agency—Class R	6
Transfer agency—Class K	53
Transfer agency—Class I	2
Transfer agency—Class Z	101,014
Custodian	1,266,360
Audit and tax	238,212
Registration fees	124,057
Legal	92,127
Amortization of offering expenses	65,484
Printing	45,011
Directors’ fees	21,941
Miscellaneous	49,184

Total operating expenses (see Note B)	9,160,752
Interest expense	408,783
Dividend expense on securities sold short	1,679,321
Broker fee on securities sold short	718,617

Total expenses	11,967,473
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,684,360)

Net expenses		10,283,113

Net investment loss		(1,913,383)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(11,512,659)
Securities sold short		8,653,909
Futures		8,284
Options written		(355,218)
Swaps		772,391
Foreign currency transactions		(892,000)
Net change in unrealized appreciation/depreciation of:
Investments		(11,122,736)
Securities sold short		(1,946,259)
Futures		21,803
Options written		(7,308)
Swaps		1,665,462
Foreign currency denominated assets and liabilities		587,953

Net loss on investment and foreign currency transactions		(14,126,378)

Net Decrease in Net Assets from Operations		$(16,039,761)

See notes to consolidated financial statements.

72	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,913,383)	$(2,204,555)
Net realized gain (loss) on investment transactions and foreign currency transactions	(3,325,293)	368,654
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,801,085)	14,889,147

Net increase (decrease) in net assets from operations	(16,039,761)	13,053,246
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(17,066)	– 0	–
Class C	(4,005)	– 0	–
Advisor Class	(84,322)	– 0	–
Class R	(72)	– 0	–
Class K	(554)	– 0	–
Class I	(72)	– 0	–
Class Z	(2,614,849)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(10,021,313)	383,996,628

Total increase (decrease)	(28,782,014)	397,049,874
Net Assets
Beginning of period	397,049,874	– 0	–

End of period (including accumulated net investment income of $1,325,215 and accumulated net investment loss of ($58,726) respectively)	$368,267,860	$397,049,874

(a)	Commencement of operations.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	73

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Multi-Manager Alternative Strategies Fund (the “Fund”), a diversified portfolio. The Fund commenced operations on July 31, 2014. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 6, 2014. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2016, net assets of the Fund were $368,267,860, of which $5,496,317, or 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB Multi-Manager Alternative Strategies Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are currently not being offered. As of May 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Chilton Investment

74	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Company, LLC, Impala Asset Management LLC, Kynikos Associates LP, Lyrical Asset Management LP, Passport Capital, LLC, Sirios Capital Management, L.P., River Canyon Fund Management LLC, First Pacific Advisors, LLC, Halcyon Arbitrage IC Management LP (formerly Halcyon Liquid Strategies IC Management LP), CQS (US), LLC, Brigade Capital Management, LP and One River Asset Management, LLC. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	75

Notes to Consolidated Financial Statements

“Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best

76	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	77

Notes to Consolidated Financial Statements

generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$38,992,950		$3,962,403		$	– 0	–	$42,955,353
Information Technology	33,772,644		1,834,366			– 0	–	35,607,010
Health Care	27,834,169		2,121,231			– 0	–	29,955,400
Financials	22,179,532		439,377			– 0	–	22,618,909
Consumer Staples	16,347,885		5,020,595			– 0	–	21,368,480
Materials	20,114,085		581,005			– 0	–	20,695,090
Industrials	19,226,113		1,257,150			– 0	–	20,483,263
Energy	8,807,231		43,844			– 0	–	8,851,075
Utilities	4,495,545		– 0	–		– 0	–	4,495,545
Telecommunication Services	– 0	–	1,213,030			– 0	–	1,213,030
Corporate Bonds	– 0	–	29,791,871			2,563,001		32,354,872
Other Asset Backed Securities	– 0	–	1,136,509			9,232,638		10,369,147

78	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Collateralized Mortgage Obligations	$	– 0	–	$7,277,029		$99,338		$7,376,367
Depository Receipts		6,002,028		157,149		– 0	–	6,159,177
Government Issues		– 0	–	4,136,547		– 0	–	4,136,547
Bank Loans		– 0	–	1,375,819		971,159		2,346,978
Municipals		– 0	–	1,381,012		66,784		1,447,796
Convertible Bonds		– 0	–	136,733		967,747		1,104,480
Preferred Stocks		891,961		– 0	–	– 0	–	891,961
Options Purchased – Puts		– 0	–	697,029		– 0	–	697,029
Real Estate Investment Trust Units		641,722		– 0	–	– 0	–	641,722
Options Purchased – Calls		– 0	–	626,642		– 0	–	626,642
Short-Term Investments:
Investment Companies		51,094,567		– 0	–	– 0	–	51,094,567
Government Issues		– 0	–	999,455		– 0	–	999,455
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		5,092,085		– 0	–	– 0	–	5,092,085
Liabilities:
Mutual Funds		(48,937,936)		– 0	–	– 0	–	(48,937,936)
Common Stocks:
Consumer Discretionary		(8,501,434)		(1,385,104)		– 0	–	(9,886,538)
Information Technology		(4,178,627)		(1,389,873)		– 0	–	(5,568,500)
Industrials		(4,312,183)		(933,357)		– 0	–	(5,245,540)
Financials		(1,818,134)		(1,709,445)		– 0	–	(3,527,579)
Health Care		(3,353,174)		– 0	–	– 0	–	(3,353,174)
Materials		(2,610,397)		(157,145)		– 0	–	(2,767,542)
Consumer Staples		(2,427,442)		(239,373)		– 0	–	(2,666,815)
Energy		(2,172,928)		– 0	–	– 0	–	(2,172,928)
Utilities		(1,457,276)		– 0	–	– 0	–	(1,457,276)
Telecommunication Services		(198,021)		– 0	–	– 0	–	(198,021)
Depository Receipts		(4,864,583)		– 0	–	– 0	–	(4,864,583)
Corporate Bonds		– 0	–	(2,291,705)		– 0	–	(2,291,705)
Government Issues		– 0	–	(684,849)		– 0	–	(684,849)
Real Estate Investment Trust Units		(30,282)		– 0	–	– 0	–	(30,282)

Total Investments in Securities		170,630,100		55,397,945		13,900,667		239,928,712
Other Financial Instruments(a):
Assets:
Futures		129,227		10,944		– 0	–	140,171	(b)
Forward Currency Exchange Contracts		– 0	–	716,865		– 0	–	716,865
Centrally Cleared Credit Default Swaps		– 0	–	5,615		– 0	–	5,615	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	44,226		– 0	–	44,226	(b)
Credit Default Swaps		– 0	–	88,741		– 0	–	88,741
Total Return Swaps		– 0	–	2,095,191		– 0	–	2,095,191
Liabilities:
Futures		(118,368)		– 0	–	– 0	–	(118,368	)(b)
Forward Currency Exchange Contracts		– 0	–	(277,322)		– 0	–	(277,322)
Call Options Written		– 0	–	(62,135)		– 0	–	(62,135)
Put Options Written		– 0	–	(5,680)		– 0	–	(5,680)
Currency Options Written		– 0	–	(314)		– 0	–	(314)
Centrally Cleared Interest Rate Swaps		– 0	–	(78,848)		– 0	–	(78,848	)(b)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	79

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Credit Default Swaps	$	– 0	–	$(89,328)	$	– 0	–	$(89,328)
Total Return Swaps		– 0	–	(537,039)		– 0	–	(537,039)

Total(c)		$170,640,959		$57,308,861		$13,900,667		$241,850,487

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds		Other Asset Backed Securities		Collateralized Mortgage Obligations
Balance as of 5/31/15	$3,905,418		$ – 0	–	$402,258
Accrued discounts/(premiums)	(13,387)		71,704		– 0	–
Realized gain (loss)	(503,225)		6,080		– 0	–
Change in unrealized appreciation/depreciation	212,997		67,531		(1,631)
Purchases/Payups	1,008,097		9,323,497		– 0	–
Sales/Paydowns	(2,046,899)		(236,174)		(301,289)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 5/31/16	$2,563,001		$9,232,638		$99,338

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$55,966		$67,531		$(1,631)

	Bank Loans		Municipals		Convertible Bonds
Balance as of 5/31/15	$ – 0	–	$520,445		$2,260,146
Accrued discounts/(premiums)	2,368		286		29,447
Realized gain (loss)	3,070		9,306		(8,514)
Change in unrealized appreciation/depreciation	29,307		187		(1,400,375)
Purchases	963,434		65,556		867,411
Sales	(27,020)		(528,996)		(780,368)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 5/31/16	$971,159		$66,784		$967,747

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$28,912		$1,264		$(1,422,052)

80	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

	Equity Linked Notes			Total
Balance as of 5/31/15		$1,471,381		$8,559,648
Accrued discounts/(premiums)		– 0	–	90,418
Realized gain (loss)		(474,666)		(967,949)
Change in unrealized appreciation/depreciation		(10,687)		(1,102,671)
Purchases/Payups		– 0	–	12,227,995
Sales/Paydowns		(986,028)		(4,906,774)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 5/31/16	$	– 0	–	$13,900,667

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$	– 0	–	$(1,270,010)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of May 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	81

Notes to Consolidated Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest

82	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $417,154 were deferred and amortized on a straight line basis over a one year period starting from July 31, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	83

Notes to Consolidated Financial Statements

June 1, 2015 through July 31, 2015 are subject to repayment by the Fund until May 31, 2019. In each case, no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set above. The Expense Caps may not be terminated by the Adviser before September 30, 2016. For the year ended May 31, 2016, such reimbursements/waivers amounted to $1,684,360, of which $285,188 is subject to repayment.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $79,106 for the year ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $762 from the sale of Class A shares and received $196 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended May 31, 2016 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$52,160	$473,824	$476,021	$49,963	$139

Brokerage commissions paid on investment transactions for the year ended May 31, 2016 amounted to $1,011,103, of which $22 and $38, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an

84	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,961, $-0- and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2016, were as follows:

	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$519,887,858	$529,065,406	$283,258,944	$276,722,010
U.S. government securities	16,253,073	7,733,182	17,083,591	27,335,579

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Cost of Investments	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Depreciation
	Appreciation on Investments	Depreciation on Investments
$331,247,136	$19,487,718	$(17,174,402)	$2,313,316	$(4,597,940	)(a)	$(2,284,624)

(a)	Gross unrealized appreciation was $2,283,892 and gross unrealized depreciation was $(6,881,832), resulting in net unrealized depreciation of $(4,597,940).

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	85

Notes to Consolidated Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended May 31, 2016, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

86	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended May 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	87

Notes to Consolidated Financial Statements

Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At May 31, 2016, the maximum payments for written put options amounted to $16,015,500. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended May 31, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the year ended May 31, 2016, the Fund held written options for hedging and non-hedging purposes.

For the year ended May 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 05/31/15	540		$36,846
Options written	1,262,635		502,125
Options assigned	(5,213)		(10,064)
Options expired	(289)		(44,416)
Options bought back	(4,726)		(417,687)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 05/31/16	1,252,947		$66,804

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

88	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	89

Notes to Consolidated Financial Statements

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2016, the Fund held interest rate swaps for non-hedging purposes.

90	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	91

Notes to Consolidated Financial Statements

the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2016, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended May 31, 2016, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline

92	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$77,492	*	Receivable/Payable for variation margin on exchange-traded derivatives	$86,605	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	5,615	*

Foreign exchange contracts	Receivable/Payable for variation margin on exchange-traded derivatives	21,824	*	Receivable/Payable for variation margin on exchange-traded derivatives	5,350	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	11,907	*	Receivable/Payable for variation margin on exchange-traded derivatives	10,355	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	73,174	*	Receivable/Payable for variation margin on exchange-traded derivatives	94,906	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	716,865		Unrealized depreciation on forward currency exchange contracts	277,322

Foreign exchange contracts	Investments in securities, at value	219,831

Equity contracts	Investments in securities, at value	1,035,685

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	93

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Investments in securities, at value	$68,155

Foreign exchange contracts			Options written, at value	$314

Equity contracts			Options written, at value	67,815

Credit contracts	Unrealized appreciation on credit default swaps	88,741	Unrealized depreciation on credit default swaps	89,328

Equity contracts	Unrealized appreciation on total return swaps	2,095,191	Unrealized depreciation on total return swaps	537,039

Total		$4,414,480		$1,169,034

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,423)		$25,509

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	11,471		1,552

Foreign exchange contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	– 0	–	16,474

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	2,236		(21,732)

94	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(218,173)		$526,375

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(2,239)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(51,952)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(258,023)		55,750

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(897)		(33,802)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(355,218)		(7,308)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(23,655)		(34,622)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	95

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$565,826	$(158,392)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	230,220	1,858,476

Total		$(51,636)	$2,174,089

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended May 31, 2016:

Futures:
Average original value of buy contracts	$26,598,280	(a)
Average original value of sale contracts	$7,148,750	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,293,161
Average principal amount of sale contracts	$26,629,656

Purchased Options:
Average monthly cost	$1,237,630

Centrally Cleared Interest Rate Swaps:
Average notional amount	$21,211,946	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$227,950	(b)
Average notional amount of sale contracts	$23,194,942

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,277,079	(c)

Total Return Swaps:
Average notional amount	$30,891,483

(a)	Positions were open for two months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

96	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2016:

AB Multi-Manager Alternative Strategies Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citibank, NA*	$262,124	$	– 0	–		$–0	–	$	– 0	–		$262,124
Citigroup Global Markets, Inc.*	380,317		(314)			(881)			– 0	–		379,122
Credit Suisse International*	2,310		– 0	–		– 0	–		– 0	–		2,310
Deutsche Bank AG*	14,650		– 0	–		– 0	–		– 0	–		14,650
Goldman Sachs & Co./Goldman Sachs International*	61,055		(895)			– 0	–		– 0	–		60,160
Morgan Stanley & Co., Inc.*	750,034		(66,920)			– 0	–		– 0	–		683,114

Total	$1,470,490		$(68,129)			$(881)		$	– 0	–		$1,401,480

OTC Derivatives:
Bank of America	$10,856		$(10,856)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	274,478		(196,057)			– 0	–		– 0	–		78,421
Citigroup Global Markets, Inc.	54,552		– 0	–		– 0	–		– 0	–		54,552
Credit Suisse International	62,816		(30,890)			– 0	–		– 0	–		31,926
Deutsche Bank AG	13,603		– 0	–		– 0	–		– 0	–		13,603
Goldman Sachs & Co./Goldman Sachs International	168,672		(168,672)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	2,290,591		(564,740)			– 0	–		– 0	–		1,725,851
State Street Bank & Trust Co./State Street Bank & Trust Co., London	256,417		(18,083)			– 0	–		– 0	–		238,334

Total	$3,131,985		$(989,298)		$	– 0	–	$	– 0	–		$2,142,687	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$314	$(314)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs & Co./Goldman Sachs International*	895	(895)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.*	66,920	(66,920)		– 0	–		– 0	–		– 0	–

Total	$68,129	$(68,129)	$	– 0	–	$	– 0	–	$	– 0	–

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	97

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America	$65,122	$(10,856)	$(54,266)	$	– 0	–	$	– 0	–
Citibank, NA	196,057	(196,057)	– 0	–	– 0	–	– 0	–
Credit Suisse International	30,890	(30,890)	– 0	–	– 0	–	– 0	–
Goldman Sachs & Co./Goldman Sachs International	222,247	(168,672)	(53,575)	– 0	–	– 0	–
Merrill Lynch Capital Services, Inc.	4,591	– 0	–	– 0	–	– 0	–	4,591
Morgan Stanley & Co., Inc.	564,740	(564,740)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co./State Street Bank & Trust Co., London	18,083	(18,083)	– 0	–	– 0	–	– 0	–

Total	$1,101,730	$(989,298)	$(107,841)	$–0	–	$4,591	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$21,118	$	– 0	–	$(21,118)	$	– 0	–	$	– 0	–

Total	$21,118	$	– 0	–	$(21,118)	$	– 0	–	$	– 0	–

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appre-

98	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

ciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	99

Notes to Consolidated Financial Statements

as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $4,979,754 and had received cash collateral which has been invested into AB Exchange Reserves of $5,092,085. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $150,406 and $11,344 from the borrowers and AB Exchange Reserves, respectively, for the year ended May 31, 2016; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended May 31, 2016 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$8,799	$65,069	$68,776	$5,092

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015		Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Class A
Shares sold	250,977	21,702		$2,549,076	$221,615

Shares issued in reinvestment of distributions	1,708	– 0	–	16,994	– 0	–

Shares redeemed	(17,285)	(1,752)		(170,055)	(18,040)

Net increase	235,400	19,950		$2,396,015	$203,575

Class C
Shares sold	107,608	10,568		$1,054,621	$106,986

Shares issued in reinvestment of distributions	392	– 0	–	3,863	– 0	–

Shares redeemed	(21,032)	– 0	–	(202,666)	– 0	–

Net increase	86,968	10,568		$855,818	$106,986

100	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

	Shares				Amount
	Year Ended May 31, 2016		July 31, 2014(a) to May 31, 2015		Year Ended May 31, 2016			July 31, 2014(a) to May 31, 2015
Advisor Class
Shares sold	2,421,042		334,377			$23,995,532		$3,434,898

Shares issued in reinvestment of distributions	6,032		– 0	–		60,203		– 0	–

Shares redeemed	(778,729)		(7,816)			(7,541,743)		(80,417)

Net increase	1,648,345		326,561			$16,513,992		$3,354,481

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

Class K
Shares sold	3,801		7,581			$36,657		$77,716

Shares issued in reinvestment of distributions	49		– 0	–		482		– 0	–

Net increase	3,850		7,581			$37,139		$77,716

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

Class Z
Shares sold	1,686,349		41,514,837			$16,674,361		$415,453,768

Shares issued in reinvestment of distributions	262,002		– 0	–		2,614,777		– 0	–

Shares redeemed	(4,968,684)		(3,497,451)			(49,113,415)		(35,219,904)

Net increase (decrease)	(3,020,333)		38,017,386			$(29,824,277)		$380,233,864

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	101

Notes to Consolidated Financial Statements

able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk—Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

102	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Fixed-Income Securities Risk—The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	103

Notes to Consolidated Financial Statements

exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

104	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2016 and period ended May 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,720,940	$	– 0	–

Total taxable distributions	$2,720,940	$	– 0	–

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,480,707
Accumulated capital and other losses	(6,657,963	)(a)
Unrealized appreciation/(depreciation)	(1,911,357	)(b)

Total accumulated earnings/(deficit)	$(5,088,613	)(c)

(a)	As of May 31, 2016, the Fund’s cumulative deferred loss on straddles was $676,078 and deferred losses on unsettled short sales was $45,821.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary and the recognition of gains on constructive sales for tax purposes.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2016, the Fund had a net short-term capital loss carryforward of $5,936,064 which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, tax reclassifications of earnings from short sales, the tax treatment of partnership investments, the tax treatment of proceeds from the sale of defaulted securities, the tax treatment of passive foreign investment companies (PFICs), the redesignation of dividends and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	105

Notes to Consolidated Financial Statements

accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended May 31, 2016.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

106	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.33	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.40

Net increase (decrease) in net asset value from operations	(.44)	.33

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.82	$ 10.33

Total Return
Total investment return based on net asset value(d)	(4.25)%*	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,509	$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.98%	3.13	%^
Expenses, before waivers/reimbursements(e)	3.53%	4.44	%^
Net investment loss(c)	(.69)%	(.86	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	107

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.27	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.41

Net increase (decrease) in net asset value from operations	(.51)	.27

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.69	$ 10.27

Total Return
Total investment return based on net asset value(d)	(4.86)%	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$945	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.75%	3.90	%^
Expenses, before waivers/reimbursements(e)	4.33%	5.37	%^*
Net investment loss(c)	(1.43)%	(1.67	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

108	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.35	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.39

Net increase (decrease) in net asset value from operations	(.41)	.35

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.87	$ 10.35

Total Return
Total investment return based on net asset value(d)	(3.95)%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,493	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.75%	2.82	%^
Expenses, before waivers/reimbursements(e)	3.32%	3.76	%^
Net investment loss(c)	(.47)%	(.52	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	109

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.30	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.40

Net increase (decrease) in net asset value from operations	(.46)	.30

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.77	$ 10.30

Total Return
Total investment return based on net asset value(d)	(4.46)%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.24%	3.25	%^
Expenses, before waivers/reimbursements(e)	3.70%	3.78	%^
Net investment loss(c)	(1.00)%	(1.16	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

110	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.32	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.39

Net increase (decrease) in net asset value from operations	(.43)	.32

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.82	$ 10.32

Total Return
Total investment return based on net asset value(d)	(4.15)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.01%	3.06	%^
Expenses, before waivers/reimbursements(e)	3.49%	3.49	%^
Net investment loss(c)	(.72)%	(.87	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	111

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.34	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.40

Net increase (decrease) in net asset value from operations	(.41)	.34

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.75%	2.76	%^
Expenses, before waivers/reimbursements(e)	3.18%	3.26	%^
Net investment loss(c)	(.51)%	(.66	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

112	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.34	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.40

Net increase (decrease) in net asset value from operations	(.41)	.34

Less: Distributions
Distributions from net realized gain on investment transactions	(.07)	– 0	–

Net asset value, end of period	$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345,189	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.74%	2.76	%^
Expenses, before waivers/reimbursements(e)	3.18%	3.25	%^
Net investment loss(c)	(.51)%	(.67	)%^
Portfolio turnover rate	189%	190%
Portfolio turnover rate (including securities sold short)	220%	251%

See footnote summary on page 114.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	113

Consolidated Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended May 31, 2016	July 31, 2014(a) to May 31, 2015
Class A
Net of waivers/reimbursements	2.24%	2.24	%^
Before waivers/reimbursements	2.79%	3.55	%^
Class C
Net of waivers/reimbursements	2.99%	2.99	%^
Before waivers/reimbursements	3.56%	16.36	%^
Advisor Class
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	2.56%	2.93	%^
Class R
Net of waivers/reimbursements	2.49%	2.49	%^
Before waivers/reimbursements	2.96%	3.03	%^
Class K
Net of waivers/reimbursements	2.24%	2.24	%^
Before waivers/reimbursements	2.72%	2.67	%^
Class I
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	2.42%	2.49	%^
Class Z
Net of waivers/reimbursements	1.99%	1.99	%^
Before waivers/reimbursements	2.43%	2.48	%^

^	Annualized.

*	Ratio restated from 17.27%.

See notes to consolidated financial statements.

114	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders

of AB Multi-Manager Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB Multi-Manager Alternative Strategies Fund (the “Fund”), one of the funds constituting AB Cap Fund, Inc., as of May 31, 2016, and the related consolidated statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period July 31, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Multi-Manager Alternative Strategies Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2016, and the consolidated results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period July 31, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 29, 2016

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	115

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2016. For such taxable period, the Fund designates $2,949,750 as the maximum amount that may be considered qualified dividend income for individual shareholders. For corporate shareholders, 66.47% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 14.79% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

116	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	117

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

118	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	119

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as Director of Prospect Acquisition Corp (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

120	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 68 (2014)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	121

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 60 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	109	None

122	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	109	None

Earl D. Weiner, ## 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	123

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

124	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 60	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2011.

Greg Outcalt 54	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	125

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Multi-Manager Alternative Strategies Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 3-5, 2016 (the “Meeting”).

•	Chilton Investment Company, LLC

•	Impala Asset Management LLC

•	Kynikos Associates LP

•	Lyrical Asset Management LP

•	Passport Capital, LLC

•	Sirios Capital Management, L.P.

•	River Canyon Fund Management LLC

•	First Pacific Advisors, LLC

•	Halcyon Arbitrage IC Management LP (formerly Halcyon Liquid Strategies IC Management LP)

•	CQS (US), LLC

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s

126	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a sub-adviser, or to materially amend a sub-advisory agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	127

including the assumption of overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which

128	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016, and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	129

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost effective way to obtain desired exposures or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the directors for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund, (ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance

130	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

Economies of Scale

The directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser and the Sub-Advisers across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser or sub-adviser and to the economies of scale that an adviser or a sub-adviser may realize in its overall mutual fund or asset management business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory and sub-advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	131

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Multi-Manager Alternative Strategies Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

132	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Multi-Manager Alternative Strategies Fund	1.90% of average daily net assets	$364.0

The Adviser pays each of its Sub-Advisers 1.00% out of the 1.90% that it receives for investment advisory services from the Portfolio.5 It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%. As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Adviser the more revenues it retains. Accordingly, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The Sub-Advisers for the Portfolio are: Long Short Strategy: Chilton Investment Company LLC, Impala Asset Management LLC, Kynikos Associates LP, Lyrical Asset Management LP, Passport Capital, LLC, and Sirios Capital Management LP; Special Situations Strategy: River Canyon Fund Management LLC, First Pacific Advisors LLC, and Halcyon Arbitrage IC Management LP (formerly known as Halcyon Liquid Strategies IC Management LP prior to January 1, 2016); Credit Strategy: CQS US LLC and Brigade Capital Management, LP; Macro Strategy: One River Asset Management, LLC . Effective as of March 7, 2016, MPAM Credit Trading Partners L.P. (“MPAM”) no longer acts as a Sub-Adviser for the Fund.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	133

undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Multi-Manager Alternative Strategies Fund[7]	Advisor Class A Class C Class R Class K Class I Class Z	1.99 2.24 2.99 2.49 2.24 1.99 1.99	% % % % % % %	2.51 2.74 3.50 2.91 2.67 2.37 2.40	% % % % % % %	May 31 (ratios as of November 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors are more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

6	Semi-annual total expense ratios are unaudited.

7	The Portfolio’s current fiscal year exposure to ETFs is 0.50% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0003%.

134	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.9

Portfolio	Net Assets 03/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Multi-Manager Alternative Strategies Fund	$364.0	Multi-Manager Alternative Liquid 1.90% (flat fee)	1.900%	1.900%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Since the Portfolio has an identical fee schedule as the AVPS portfolio, the effective fee of the AVPS portfolio is the same as that of the Portfolio.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	135

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Multi-Manager Alternative Strategies Fund	Multi-Manager Alternative Strategies Portfolio	1.90% (flat fee)	1.900%

The Adviser manages the AllianceBernstein Multi-Manager Alternative Fund, (the “MMA Fund”), a closed end U.S. registered fund that has somewhat similar investment style strategy as the Portfolio. The MMA Fund invests its assets in private investment vehicles (“hedge funds”) managed by entities unaffiliated with the Adviser who invest in one or more of the following strategies: Long/Short Equity, Event Driven, Credit Distressed, Emerging Markets and Global Macro. The MMA Fund is offered and sold only to accredited investors. Set forth in the table below is the advisory fee charged to the MMA Fund:

Portfolio	Fund	Fee
Multi-Manager Alternative Strategies Fund	MMA Fund[11]	1.50% of average daily net assets

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as either of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12,13 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current

11	The fee schedule shown does not include the base fees and incentive fees (which vary depending on the external manager) earned by the external managers who manage the underlying portfolio assets.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

136	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Broadridge EG Median (%)	Broadridge EG Rank
Multi-Manager Alternative Strategies Fund	1.900	1.841	8/10

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.17

Portfolio	Total Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Multi-Manager Alternative Strategies Fund	2.241	2.145	7/10	2.145	12/20

Based on this analysis, the Portfolio’s has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

14	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

16	The contractual management fee does not reflect any advisory fee waivers for expense caps.

17	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	137

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2015.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

138	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $47, $612 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $67,818 in fees from the Portfolio.

The Portfolio and/or its Sub-Advisers effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio and/or its Sub-Adviser is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	139

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

140	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

The information prepared by Broadridge shows the 1 year performance return and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended February 29, 2016.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Multi-Manager Alternative Strategies Fund
1 year	-6.03	-6.92	-4.88	4/9	29/48

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
			Annualized		Risk Period (Year)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Multi-Manager Alternative Strategies Fund	-6.03	-2.10	4.16	-1.42	1
ML 3 Month Treasury Bill	0.08	0.06	0.04	N/A	1
HFRX Global Hedge Fund Index	-8.19	-5.09	N/A	N/A
Inception Date: July 31, 2014

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance returns of the Portfolio were provided by Broadridge.

22	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the portfolio even if the portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	141

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer noted the Portfolio’s advisory fee schedule lacks potential for sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

142	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	143

AB Family of Funds

NOTES

144	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MMAS-0151-0516

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit - Related
		Audit Fees	Fees	Tax Fees

AB Long/Short Multi-Manager Fund	2015	$72,703	$—	$9,199

	2016	$102,762	$—	$41,551

AB Multi-Manager Alternative Strategies	2015	$130,402	$—	$13,786

	2016	$188,795	$—	$55,554

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)

AB Long/Short Multi-Manager Fund	2015	$217,449	$9,199
			$—
			$(9,199)

	2016	$445,296	$41,551
			$—
			$(41,551)

AB Multi-Manager Alternative Strategies	2015	$312,036	$13,786
			$—
			$(13,786)

	2016	$459,299	$55,554
			$—
			$(55,554)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 1, 2016